Exhibit 10.iii

CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT. THE NON-PUBLIC INFORMATION HAS BEEN FILED WITH THE COMMISSION UNDER A CONFIDENTIAL TREATMENT REQUEST

EXECUTION VERSION

MERCHANT ASSET PURCHASE AGREEMENT

THIS MERCHANT ASSET PURCHASE AGREEMENT (this “Agreement”) is made and entered into as of this 1st day of November, 2010 by and between MONTEREY COUNTY BANK, a state chartered bank under the laws of the State of California (the “Bank”), Northern California Bancorp, Inc., a California corporation and the sole shareholder of the Bank (“Parent”), and ELAVON, INC., a Georgia corporation (“Elavon”).

BACKGROUND AND PURPOSE:

A.                                 The Bank is a party to certain Merchant Agreements with various Merchants, who consist principally of merchants and other providers of goods and services, according to which agreements the Bank has agreed to provide certain services in connection with the Bank’s Merchant Business.

B.                                  The Bank wishes to sell and transfer to Elavon all of its rights under the Merchant Agreements (which shall not include the TK Global Agreements), and the Bank wishes to sell and transfer to Elavon certain other assets utilized in connection with the Merchant Business, and Elavon is willing to accept such rights and assets and to assume certain obligations in connection with the Merchant Business. The parties hereto are willing and able, additionally, to undertake and perform certain other obligations pursuant to and in connection with this Agreement, subject to the terms and conditions hereof.

THE AGREEMENT

NOW, THEREFORE, in consideration of the premises, the mutual agreements contained in this Agreement and other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the Bank, Parent and Elavon hereby agree, on the terms and conditions herein set forth, as follows:

The capitalized terms used herein shall have the meaning ascribed to such terms in Section 12.1 hereof unless otherwise defined herein.

ARTICLE I

ASSETS SOLD; ASSUMPTION OF LIABILITIES

1.1                            Sale and Purchase. On the terms and subject to the conditions set forth in this Agreement, and effective as of 12:01 a.m. on November 1, 2010 (the “Effective Date”), the Bank

CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

hereby sells, transfers and assigns to Elavon, and Elavon hereby purchases and accepts from the Bank, all right, title and interest of the Bank in and to the following properties and assets (collectively, the “Assets Sold”):

(a)                               all rights and interests of the Bank in and to the Merchants (under the Merchant Agreements and otherwise) arising on or after the Effective Date, and all pertinent books, records and documents relating to such Merchant Agreements (as further specified in Section 1.6 hereof);

(b)                              the Equipment (and any rentals and leases related thereto) and related revenues accruing on and after the Effective Date;

(c)                               the Inventory;

(d)                              all rights and interests of the Bank with respect to any reserve accounts established and maintained with the Bank by Merchants in connection with the Merchant Business;

(e)                               all rights and interests under any guarantees executed in connection with the Merchant Agreements;

(f)                                  all rights and interests of the Bank with respect to any other third party contract related to the Bank’s Merchant Business and listed on Schedule 1.1(f) (the “Other Assumed Contracts”);

(g)                               all claims and causes of action of the Bank or Parent, whether known or unknown, relating to the Merchant Business; and

(h)                               the goodwill, intangible assets and value of the Merchant Business as a going concern, to the extent any such value exists.

1.2                            Exclusion of Certain Merchants. The parties to this Agreement specifically acknowledge that the TK Global Agreements and the TK Global Merchants are not being sold under the terms of this Agreement, and that they shall be included in the definition of “Excluded Assets” as used herein.

1.3                            Transfer and Assumption of Assets Sold and Assumed Liabilities. Effective upon the Effective Date, Elavon shall, by the execution and delivery of the Bill of Sale and Assignment and Assumption Agreement, acquire title to the Assets Sold and assume and agree to pay and discharge when due the Assumed Liabilities. In addition to the Bill of Sale and Assignment and Assumption Agreement, the sale, conveyance, transfer, assignment and delivery of the Assets Sold by the Bank to Elavon shall be effected by such deeds, bills of sale, endorsements, assignments, transfers and other instruments of transfer and conveyance in such form, including warranties of title (collectively, “Transfer Documents”), as Elavon may reasonably request, including such Transfer Documents as Elavon may reasonably request at and after the Transition Date.

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CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

1.4                            Liabilities. It is understood and agreed that, except to the extent that any of the following constitute Assumed Liabilities, Elavon shall not assume or become liable for the payment of any debts, liabilities, losses, Credit Losses, chargebacks, accounts payable, bank indebtedness, mortgages, or other obligations of the Bank or any Merchant or any Agent Bank, whether the same are known or unknown, now existing or hereafter arising, of whatever nature or character, whether absolute or contingent, liquidated or disputed.

1.5                            Consent and Assignment.

(a)                               The Bank, in cooperation with Elavon, from and after the date hereof and during the Transition Period, shall use commercially reasonable efforts to obtain, in such manner and to such extent as Elavon may reasonably specify, (i) the agreement of the Merchants to the continuation of business with Elavon under the Merchant Agreements, all as contemplated by this Agreement, (ii) the consent of the Merchants to Elavon’s conversion of such Merchants to such clearing bank and merchant accounting system as Elavon may specify, and (iii) the consent of the Merchants to Elavon’s conversion of such Merchants to Elavon’s network, all on such terms as are satisfactory to Elavon.

(b)                              Without limiting the generality of the foregoing, promptly following the Closing, the Bank shall cause to be delivered to each of the Merchants a notice, in a form specified by Elavon, of the assignment by the Bank, effective as of the Effective Date, of all rights in and to said Merchant Agreements to Elavon. In Elavon’s discretion, such notice may inform each Merchant of Elavon’s intention to convert the Merchant to Elavon’s network, as well as to a clearing bank and merchant accounting system designated by Elavon.

1.6                            Books and Records.

(a)                               As soon after the Closing Date as is practicable, and in no event later than the conclusion of the Transition Period, the Bank shall use commercially reasonable efforts to cause TIB, Paymentech and Authorize.Net, as appropriate, to deliver to Elavon the originals or, in the event the Bank is entitled to keep the originals pursuant to this Section 1.6, copies of all books, records and documents of the Bank relating to the Assets Sold; provided, however, that in no event shall such books, records and documents include corporate books or records involving operations other than the Merchant Business, and further provided that the Bank may retain the originals or copies of such documents other than the Merchant Agreements as may be reasonably necessary to the Bank’s business. In addition, the Bank shall, at its expense, provide or cause to be provided to Elavon all information related to the Merchant Business that is in intangible (i.e., computer-readable) form, including information necessary or desirable for the transfer of clearing bank responsibilities contemplated by Section 3.5(b) (for example, a Merchant Master File Dump in ASCII format). In each case, however, the books and records relating to the Assets Sold for the period prior to the Closing Date, wherever located, that are held by a party hereto or under the control of a party hereto (the “Inspected Party”) shall be open for inspection by the other party, and such other party’s authorized agents and representatives and regulators may, at such other party’s own expense, make such copies of any excerpts from such books, records and documents as it

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CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

shall reasonably deem necessary; provided, however, that any such inspection: (i) shall be conducted during normal business hours from time to time reasonably established by the Inspected Party; (ii) shall, if the Inspected Party so requests, be conducted in the presence of an officer or designated representative of the Inspected Party; and (iii) shall be conducted in accordance with reasonable security programs and procedures from time to time established by the Inspected Party, including such confidentiality agreements as the Inspected Party may reasonably request.

(b)                              All books and records relating to the Assets Sold shall be maintained by Elavon, or the Bank, as the case may be, for a period of three (3) years after the Closing Date, unless the parties shall, applicable law permitting, agree upon a shorter period; provided, however, that in the event that, as of the end of such period, any taxable year of Elavon or the Bank is still under examination or open for examination by any taxing authority and that party has given notice of that fact to the other party, such books and records shall be maintained (or, alternatively, delivered by the Inspected Party to the other party) until the date, determined reasonably and in good faith, specified for maintenance of such records in such notice. Prior to the destruction of any books and records relating to the Assets Sold, the party in possession of such books and records shall offer them to the other party hereto. Pursuant to the above, the Bank specifically agrees to make available to Elavon, and promptly deliver to Elavon at Elavon’s request, any historical records of Merchant sales and monthly statements.

ARTICLE II

CONSIDERATION FOR ASSETS SOLD; CLOSING

2.1                            Purchase Price. As consideration for the Assets Sold, Elavon shall pay an aggregate purchase price of up to One Million Eight Hundred Fifty Thousand and No/100 Dollars ($1,850,000.00), payable as follows:

(a)                               One Million and No/100 Dollars ($1,000,000.00) shall be payable at the Closing by wire transfer of immediately available funds to an account designated in writing by the Bank or by cashier’s check payable to the order of the Bank;

(b)                              Fifty Thousand and No/100 Dollars ($50,000.00) shall be payable within thirty (30) days after the completed conversion of all of the Merchants, other than the TK Global Merchants, to Elavon; and

(c)                               Eight Hundred Thousand and No/100 Dollars ($800,000.00) shall be payable on January 31, 2011 (the “Additional Payment”) if and only if the Bank’s leverage ratio and total risk-based capital ratio meets or exceeds the minimum ratios set forth in Sections 2(a) and 2(b) of that certain Consent Order FDIC-10-633b issued by the Federal Deposit Insurance Corporation (“FDIC”) and the California Department of Financial Institutions on September 1, 2010 (the “Consent Order”) as of the Report of Condition and Income filed by the Bank with the FDIC (“Call Report”) for the quarter ending December 31, 2010. In the event that the condition set forth in this Section 2.1(c) is not satisfied as of such date, then the Additional Payment shall be payable to the Bank

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CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

if and only if the Bank satisfies such condition as of any of the quarter ended March 31, 2011, June 30, 2011, September 30, 2011 or December 31, 2011 (as reflected in the applicable Call Report filed by the Bank for any such quarter), in which case Elavon shall make the Additional Payment within ten (10) days thereafter. If the condition set forth in this Section 2.1(c) is not satisfied by January 31, 2012, then Elavon shall have no obligation whatsoever to pay the Additional Payment to the Bank.

The aggregate amount actually paid to the Bank pursuant to this Section 2.1 is sometimes referred to herein as the “Purchase Price”.

2.2                            Closing. Subject to the satisfaction or waiver of the conditions set forth herein, the consummation of the purchase and sale of the Assets Sold and the assumption of the Assumed Liabilities (the “Closing”) shall take place on November 1, 2010 at 10:00 a.m. (Atlanta, Georgia time) or on such other date at such other time as the parties shall agree in writing (the “Closing Date”), to be effective as of the Effective Date, and shall take place through the execution and exchange, via facsimile transmission, of this Agreement and the other documents and agreements herein contemplated. The parties acknowledge and agree that upon mutual exchange and receipt of signature pages via facsimile, and upon receipt by the Bank of the purchase price herein contemplated, this Agreement and the other documents and instruments delivered in connection herewith shall be deemed effective as of the Effective Date, and the transactions hereby contemplated shall be deemed consummated, notwithstanding any party’s failure or refusal to deliver original (i.e. non-facsimile) signature pages.

ARTICLE III

TRANSITION PERIOD

3.1                            Orderly Transition. The Bank covenants and agrees to use all commercially reasonable efforts, as reasonably instructed by Elavon, to effect and to cause TIB, Paymentech and Authorize.Net, as appropriate, to effect an orderly transition of the Merchant Business during the Transition Period in respect of the Assets Sold and the Assumed Liabilities, including fulfilling its obligations under Section 1.4 hereof. In order to further such purpose, the Bank agrees that during the Transition Period it shall execute, and shall use commercially reasonable efforts to cause TIB, Paymentech and Authorize.Net, as appropriate, to execute such documents as are reasonably deemed necessary or convenient by Elavon, including documents as may be appropriate to cause the BIN and ICA numbers used by the Bank in connection with the Merchant Business to be transferred to such “Principal Member” of the Credit Card Associations as may be reasonably designated by Elavon, to evidence the agreements referred to in, and transactions contemplated by, this Agreement, consistent with the rules and regulations of the Credit Card Associations and Elavon’s practices and procedures.

3.2                            Services During the Transition Period.

(a)                               During the Transition Period, the Bank shall perform, and shall use commercially reasonable efforts to cause TIB, Paymentech and Authorize.Net, as appropriate, to perform, on behalf of and for the account of Elavon at the same location(s) presently used to conduct the Merchant Business all of the services performed

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CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

by the Bank in connection with the Merchant Business prior to the Closing Date. The Bank shall perform, and shall use commercially reasonable efforts to cause TIB, Paymentech and Authorize.Net, as appropriate, to perform, such services substantially in the same manner and with no less than the same degree of care as performed in connection with the Merchant Business prior to the Closing Date, and shall otherwise perform, and shall use commercially reasonable efforts to cause TIB, Paymentech and Authorize.Net, as appropriate, to perform, such services in accordance with such performance standards, including underwriting guidelines, as are specified by Elavon. In performing such services, the Bank shall follow, and shall use commercially reasonable efforts to cause TIB, Paymentech and Authorize.Net, as appropriate, to follow, the reasonable instructions of Elavon.

(b)                              Without limiting the generality of the foregoing, during the Transition Period, the Bank shall continue to provide credit to Merchants on the same business day deposits are made by Merchants for Draft deposits (provided such deposits are made prior to 2:00 p.m. closing; Draft deposits made after 2:00 p.m. closing shall be considered to be made on the following business day) and on the day of receipt of ACH notice for Credit Card and Debit Card transactions processed electronically. The Bank shall not be entitled to reimbursement for cost of funds for providing such credit.

(c)                               During the Transition Period, and in performing services hereunder, the Bank shall comply, and shall use commercially reasonable efforts to cause TIB, Paymentech and Authorize.Net, as appropriate, to comply, in all respects with the rules and regulations of the Credit Card Associations and the EFT Networks, and shall not take, or fail to take, any actions with respect to the Merchant Business which would constitute a violation of such rules and regulations.

3.3                            Revenue During the Transition Period; Expense Reimbursement.

(a)                               In performing services during the Transition Period on behalf of and for the account of Elavon, the Bank shall, beginning on the Effective Date and continuing throughout the Transition Period, on behalf of and for the account of Elavon, collect revenue generated by the Merchant Business, less interchange and related processing fees (which shall not include report generating fees, CD fees or similar items) charged by TIB and Paymentech, all as more particularly set forth on the monthly statements (the “Processor Monthly Statements”) received by the Bank from TIB and Paymentech, as applicable (collectively, “Net Transition Income”). During the Transition Period, the Bank shall pay to Elavon monthly (by the 25th day of each month) 85% of the Net Transition Income for (i) all original sales transactions generated pursuant to the Assets Sold and occurring on or after the Effective Date, and (ii) all the other revenue generated by the Assets Sold and occurring on or after the Effective Date. At the time of each such payment, the Bank shall also furnish to Elavon a certificate of an authorized financial officer certifying the amount due to Elavon and showing the calculation thereof in such reasonable detail as Elavon may request, as well as all relevant supporting documentation, including without limitation, the Processor Monthly Statements.

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CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

(b)                              Excluding any expenses listed on the Processor Monthly Statement or used in calculating Net Transition Income in accordance with Section 3.3(a) above, Elavon shall reimburse the Bank for those expenses incurred by the Bank during the Transition Period that are related to the conversion and transitional activities described in this Article III and the continued conduct of the Merchant Business during the Transition Period (collectively, “Transition Processing Expenses”) according to and in the amounts set forth on Schedule 3.3(b). All reimbursements for Transition Processing Expenses hereunder shall be made within thirty (30) days following Elavon’s receipt from the Bank of written evidence, reasonably satisfactory to Elavon, detailing the amount of the reimbursement due pursuant to this Section 3.3(b).

3.4                            Employees. During the Transition Period, the Bank shall use commercially reasonable efforts to ensure that the Merchant Business Employees will continue in the employ of the Bank or Parent, performing the duties relating to the Merchant Business theretofore performed by it, as reasonably instructed by Elavon during the Transition Period. Further, the Bank shall use commercially reasonable efforts to provide adequate and appropriate skilled staffing in connection with the operation of the Merchant Business during the Transition Period, provided that the Bank and Parent shall not offer employment to or hire any individual or entity to provide services to the Merchant Business without the prior written consent of Elavon (any such Person employed by the Bank or Parent shall be added to and treated as a “Merchant Business Employee” as defined in Section 6.14 hereof).

3.5                            Clearing Bank Arrangement.

(a)                               During the Transition Period, and in order to permit an orderly transition of the processing of Credit Card and Debit Card transactions, the Bank shall continue to act as a clearing bank for Elavon with respect to Credit Card and Debit Card transactions processed under the Merchant Agreements, all in accordance with the rules and regulations of the Credit Card Associations and the EFT Networks.

(b)                              At the reasonable request of Elavon, the Bank shall execute appropriate documents to evidence the transfer of the clearing bank responsibilities under the Merchant Agreements to the Person designated by Elavon to effect such transfer. In addition, the Bank shall render such other necessary assistance as Elavon may reasonably request.

3.6                            Extension of Transition Period. If requested by Elavon in writing at least thirty (30) days prior to the Transition Date and agreed to, in writing by the Bank, and notwithstanding any contrary provision contained herein, the Bank shall continue to provide, and use commercially reasonable efforts to cause TIB, Paymentech and Authorize.Net, as appropriate, to provide, those services described in this Article III for such period beyond the Transition Date on the same terms and conditions set forth herein as agreed.

3.7                            Remedies. Each of Parent, the Bank and any successors-in-interest to Parent or the Bank acknowledges and agrees that the obligations of the Bank set forth in this Article III are necessary for Elavon to receive the benefits bargained for by Elavon under this Agreement. Each of the Bank and Parent acknowledges that a breach of obligations of the Bank contained in

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CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

this Article III will cause irreparable damage to Elavon, the exact amount of which will be difficult to ascertain, and that the remedies at law for any such breach will be inadequate. Accordingly, each of the Bank, Parent and any successors-in-interest to the Bank or Parent agrees that if there is a breach of the obligations contained in this Article III, then Elavon shall be entitled to equitable relief, including but not limited to specific performance of the obligations set forth in Article III, without posting bond or other security unless otherwise required by applicable law, as well as money damages insofar as they can be determined.

ARTICLE IV

CERTAIN COVENANTS AND AGREEMENTS OF THE BANK

4.1                            Confidentiality of Information. On and after the date hereof, the Bank and its officers, employees, agents and representatives shall treat all information, books and records, originals or copies of books or records which are retained or obtained by it pursuant to Section 1.6, and all information learned or obtained about Elavon’s business or relating to the Merchant Business, written or oral, as confidential and will not disclose such information to third parties except as required by law, as needed in connection with a lawsuit, claim, litigation or other proceeding or in connection with tax or regulatory matters and except to the extent that such information is already in the public domain, or subsequently enters the public domain, other than as a result of the breach of the Bank’s obligations under this Section 4.1. The Bank and its officers, employees, agents and representatives shall not use the information described in this Section 4.1 in any manner that might reasonably be anticipated to adversely affect the Merchant Business or Elavon’s relations with Merchants or with other Persons. The covenants contained in this Section 4.1 shall survive for the duration of the Marketing Agreement and for a period of three (3) years after the termination or expiration thereof.

4.2                            Notice of Breach or Potential Breach. The Bank shall promptly notify Elavon of any change, circumstance or event known to the Bank or Parent which may prevent the Bank from complying with any of its obligations hereunder.

4.3                            Further Assurances. On and after the Closing Date, the Bank shall (i) give such further assurances to Elavon and execute, acknowledge and deliver all such acknowledgments and other instruments and take such further action as Elavon may reasonably request to effectuate the transactions contemplated by this Agreement, including the transfer of the Assets Sold and assumption of the Assumed Liabilities, and (ii) use all reasonable efforts to assist Elavon in the orderly transition referred to in Article III.

4.4                            Collections. The Bank shall use commercially reasonable efforts after the Transition Date to assist Elavon, at Elavon’s request, in processing amounts in respect of any chargeback or other Credit Loss received or identified in connection with the Merchant Business and relating to or arising out of any original sales transaction occurring on or after the Effective Date. Elavon shall be responsible for all costs and expenses relating to such collection efforts, including costs and expenses of collection letters, litigation, arbitration proceedings and similar actions. Without limiting the foregoing, the Bank agrees, if requested by Elavon, to continue processing such chargebacks through the Bank’s BINs and ICAs for up to 180 days after the Transition Date.

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CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

4.5                            Post-Transition Processing.

(a)                               The Bank shall, for the period beginning upon the expiration of the Transition Period and continuing until the effective date of the expiration or termination of the Marketing Agreement (the “Post Transition Period”), and unless otherwise agreed upon in writing by Elavon and the Bank, accept Drafts from all Merchants, and only such Merchants, whose Merchant Agreements following the Transition Period permit Draft deposits, as well as from any merchants whose merchant agreements permit Draft deposits and that are referred by the Bank to Elavon pursuant to the Marketing Agreement. Such Drafts shall be handled in accordance with Elavon’s instructions, including the shipping of each day’s batches of Drafts at the end of the day, at the Bank’s expense, via overnight courier delivery to the draft capture vendor designated by Elavon; and

(b)                              The Bank, throughout the Post-Transition Period, shall use Elavon and a principal member designated by Elavon as the exclusive processor of cash advance transactions made by the Bank.

ARTICLE V

CERTAIN COVENANTS AND AGREEMENTS OF ELAVON

5.1                            Confidentiality of Information. On and after the date hereof, Elavon and its officers, employees, agents and representatives shall treat all information learned, or obtained prior to the date of this Agreement or during the Transition Period about the Bank’s businesses, other than the Merchant Business, as confidential and will not disclose such information to third parties except as required by law, as needed in connection with a lawsuit, claim, litigation or other proceeding or in connection with tax or regulatory matters and except to the extent that such information is already in the public domain, or subsequently enters the public domain, other than as a result of the breach of Elavon’s obligations under this Section 5.1. Elavon and its officers, employees, agents, and representatives shall not use the information described in this Section 5.1 in any manner that might reasonably be anticipated to materially adversely affect the Bank’s financial condition, business or agreements or arrangements with any other Person. Notwithstanding the foregoing, the Bank and Parent acknowledge and agree that the restrictions contained in this Section 5.1 shall not apply to any disclosures of such confidential information by Elavon in connection with, or as may result from (a) the provision by Elavon of Merchant Services under this Agreement or the other Operative Documents, or otherwise in connection with Elavon’s performance of its obligations hereunder or thereunder, (b) such disclosure as may be required by applicable law or regulation or Payment Network Regulations, (c) such disclosure as is contained in or required to prepare any financial statements (including the notes thereto), (d) appropriate or necessary disclosure to banking authorities or regulators, including as may result from Elavon’s status as an affiliate of U.S. Bancorp or another bank, or (e) disclosure to U.S. Bancorp’s Corporate and Compliance Units. The covenants contained in this Section 5.1 shall survive for the duration of the Marketing Agreement and for a period of three (3) years after the termination or expiration thereof.

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5.2                            Notice of Breach or Potential Breach. Elavon shall promptly notify the Bank of any change, circumstance or event known to Elavon which may prevent Elavon from complying with any of its obligations hereunder.

5.3                            Further Assurances. On and after the Closing Date, Elavon shall (i) give such further assurances to the Bank and execute, acknowledge and deliver all such acknowledgments and other instruments and take such further action as the Bank may reasonably request to effectuate the transactions contemplated by this Agreement, including the transfer of the Assets Sold and assumption of the Assumed Liabilities and (ii) use all reasonable efforts to assist the Bank in the orderly transition referred to in Article III.

ARTICLE VI

REPRESENTATIONS AND WARRANTIES OF THE BANK

The Bank and Parent hereby jointly and severally make the following representations and warranties to Elavon as of the date hereof and as of the Effective Date:

6.1                            Organization; Ownership. The Bank is a bank chartered under the laws of the State of California and is authorized to conduct its business as presently conducted (including the Merchant Business) under those laws and all other applicable laws. Parent is a corporation organized under the laws of the State of California and is authorized to conduct its business as presently conducted under those laws and other applicable laws. Parent owns one hundred percent (100%) of the issued and outstanding shares of capital stock of the Bank, and the Bank is the only subsidiary or affiliate of Parent that conducts banking business.

6.2                            Authority. The Bank and Parent have the right, power and authority to enter into and deliver the Purchase Documents, to perform their respective obligations under the Purchase Documents, and to effect the transactions contemplated by the Purchase Documents, and no Person other than the Bank (other than the Merchants party to the Merchant Agreements, TK Global pursuant to the TK Global Referral Agreement and the TK Global Agreements, TIB pursuant to the TIB Agreement, Paymentech pursuant to the Paymentech Agreement and Authorize.Net pursuant to the Authorize.Net Agreement) has any interest in the Merchant Business or the Merchant Agreements or the Agent Bank Agreements. The execution, delivery and performance of the Purchase Documents have been approved by all requisite corporate action on the part of the Bank and Parent, and when executed and delivered pursuant hereto, the Purchase Documents will constitute valid and binding obligations of the Bank and Parent enforceable in accordance with their terms.

6.3                            Government Notices. Neither Parent nor the Bank has received written notice from any federal, state or other governmental agency or regulatory body indicating that such agency or regulatory body would oppose or not grant or issue its consent or approval, if required, with respect to the transactions contemplated by the Purchase Documents.

6.4                            No Violations.

(a)                               The execution and delivery by the Bank of the Purchase Documents, and its performance thereunder, will not (i) violate, conflict with, result in a breach of or

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constitute (with or without notice or lapse of time or both) a default under any agreement, indenture, mortgage or lease to which the Bank is a party or by which the Bank or its properties, or the Merchant Business, are bound; (ii) constitute a violation by the Bank of any law or government regulation applicable to the Bank or the Merchant Business; (iii) violate any provision of the charter, articles of incorporation or bylaws (or similar governing documents) of the Bank; or (iv) violate any order, judgment, injunction or decree of any court, arbitrator or governmental body against or binding upon the Bank or the Merchant Business.

(b)                              With respect to the Merchant Business, the Bank is not, has not been and will not be (by virtue of any past or present action, omission to act, contract to which the Bank is a party or any occurrence or state of facts whatsoever) in violation of any applicable local, state or federal law, ordinance, regulation, order, injunction or decree, or any other requirement of any governmental body, agency or authority or court binding on it, or relating to its properties or businesses (including any antitrust laws and regulations).

(c)                               The Bank has properly compared the Merchants against the required government lists (including, but not limited to, the Office of Foreign Assets Control SDN List and USA Patriot Act §314(a)) and has taken appropriate actions with regard to all Merchants that appear on any of the government lists. The latest comparison of the Merchants against the Office of Foreign Assets Control SDN List occurred not more than fourteen (14) days prior to the date of this Agreement.

6.5                            Assets Sold. The Bank is the sole owner of all rights, title and interest in and to the Assets Sold, free and clear of all title defects or objections, assignments, liens, encumbrances of any nature whatsoever, restrictions, security interests, rights of third parties, or other liabilities, and has good and valid title to the Assets Sold. The Equipment being sold hereunder is in good operating condition, ordinary wear and tear excepted, and has been reasonably maintained and repaired. The Equipment as of August 31, 2010 is of the quantity and type represented on Schedule 6.5(a), which identifies the Equipment by manufacturer type and serial number (if applicable), indicates any Equipment that is leased to third parties (and the identity of said parties) and which Schedule is true, correct and complete. The Inventory as of September 30, 2010 is set forth on Schedule 6.5(b), consists of items of a quality and quantity usable and saleable in the ordinary course of the Merchant Business, and such Schedule is true, correct and complete. Since August 31, 2010, no items of Equipment or Inventory have been sold or disposed of except through sales or transactions in the ordinary course of business, consistent with past practices. The Assets Sold include all rights, properties and other assets necessary to permit Elavon to conduct the Merchant Business in substantially the same manner as the Bank’s Merchant Business has heretofore been conducted, without any need for replacement, refurbishment or extraordinary repair.

6.6                            Financial Information Concerning the Merchant Business.

(a)                               The financial and other information concerning the Merchant Business attached hereto as Schedule 6.6(a) (collectively, the “Financial Information”) is true, correct, and complete and fairly presents the financial condition of the Merchant Business (excluding the TK Global Merchants) in respect of the Assets Sold as of and for the

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periods indicated thereon. The Financial Information does not contain any untrue statement of a material fact, nor omit any material fact necessary in order to make the statements made and information presented in the Financial Information, not misleading. Since August 31, 2010, there has been no material adverse change in the Merchant Business.

(b)                              The information relative to Merchants’ annualized (i) Credit Card sales volume and (ii) Debit Card sales volume set forth on Schedule 6.6(b) is true, correct and complete in all material respects as of the date hereof and for the periods indicated, and such information does not contain any untrue statement nor omit any material fact necessary in order to make the statements made and information presented therein, not misleading.

6.7                            Agreements Relating to the Merchant Business.

(a)                               Schedule 6.7(a)(i) lists all of the Merchants. Schedule 6.7(a)(ii) lists all of the Agent Banks. The Bank is not in default (and would not be in default upon notice, lapse of time or both) under any provision of any Merchant Agreement or any Agent Bank Agreement. The Bank does not have Knowledge of any fraud by, or the bankruptcy or contemplated bankruptcy of, any Merchant, Agent Bank or any other party or guarantor to any of the Merchant Agreements or the Agent Bank Agreements, and has not received any notice of default or adverse comment from any regulatory authority in respect of any Merchant or any Agent Bank. Except as set forth on Schedule 6.7(a)(iii), the Bank has neither given nor received written notice of election to terminate any of the Merchant Agreements, and all Merchants currently process Credit Card transactions. Except as set forth on Schedule 6.7(a)(iv), each Merchant is a party to a Merchant Agreement with the Bank. The Bank has accurately classified the Merchants according to the North American Industry Classification System (NAICS), and has provided such classifications to Elavon. Except as set forth on Schedule 6.7(a)(v) and except for the TK Global Merchants, no Merchant (w) is involved in the airline, cruise or other travel-related industry, (x) a high-risk inbound teleservices merchant, (y) is involved in adult-oriented business, or (z) otherwise engages in a business activity that would result in additional fees or charges being imposed by any Credit Card Association, including but not limited to fees relating to Internet payment service providers. Schedule 1.2 lists all of the TK Global Merchants.

(b)                              Except as set forth on Schedule 6.7(b), the Bank has in its possession, and shall deliver to Elavon in accordance with Section 1.6 hereof, an original executed copy of each Merchant Agreement. All agreements between the Bank and the Merchants are in the form of one of the Standard Merchant Agreements, attached hereto as Exhibit 6.7(b)(i), and are freely assignable by the Bank without the consent of the applicable Merchant or any other party.

(c)                               The Bank has obtained guarantees from principals or third parties of all the Merchants listed on Schedule 6.7(c), and the Bank has in its possession, and shall deliver to Elavon in accordance with Section 1.6 hereof, an original executed copy of all such guarantees. All such guarantees are in the form of the Guarantee attached hereto as

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CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

Exhibit 6.7(c) (the “Standard Guarantee”), and are freely assignable by the Bank without the consent of the applicable Merchant or any other party.

(d)                              The Bank is not a party to any ISO Agreements. Except with respect to the Agent Bank Agreements, the TIB Agreement, the Paymentech Agreement, the Authorize.Net Agreement, the TK Global Referral Agreement and any other agreements listed on Schedule 6.7(d), the Bank has no agreements, written or oral, with any agent bank, other association, institution, independent sales organization, or any other third party which provides for any one or more of the following: (i) the deposit of Credit Card or Debit Card transaction records; (ii) the settlement of Credit Card or Debit Card transactions; (iii) the processing of Credit Card or Debit Card transactions; or (iv) the referral of merchants to the Bank. The Bank has provided Elavon with true, correct and complete copies of each agreement listed on Schedule 6.7(d), and all of such agreements are freely assignable by the Bank without the prior consent of the other party. The Bank has provided Elavon with true, correct and complete copies of each agreement between the Bank and each of TIB, Authorize.Net, Paymentech, TK Global Partners, and their respective affiliates, successors or assigns.

(e)                               Except for disputes that have arisen in the ordinary course of business and that (i) are not material or otherwise significant in nature or amount, and (ii) have not been referred to legal counsel, whether internal or external, the Bank is not engaged in any dispute with any Merchant, Agent Bank or ISO or otherwise relating to the Merchant Business. The Bank does not have any Knowledge that the consummation of the transactions contemplated hereunder will have any material adverse effect on the business relationship of the Bank with any Merchant, Agent Bank or ISO.

(f)                                  The Bank is a member in good standing of the Credit Card Associations. The Bank and the Merchant Business are in compliance in all respects with all applicable rules and regulations and certification requirements of the Credit Card Associations. The Bank has provided Elavon true, correct and complete copies of all agreements between the Bank and any Credit Card Association.

(g)                               The Bank does not maintain any reserve or hold accounts in connection with the Merchant Agreements other than with regard to the TK Global Merchants.

(h)                               Schedule 6.7(h) sets forth the Credit Cards, other than MasterCard and VISA, for which the Bank has contracted to provide authorization and data capture services, and Schedule 6.7(h) also identifies the Merchants to whom such non MasterCard and VISA services are provided. All such agreements are attached hereto as Exhibit 6.7(h).

6.8                            Merchants’ Credit. With respect to the Merchants listed on Schedule 6.8, which are the one hundred (100) Merchants (excluding any TK Global Merchants) with the highest dollar value of Credit Card transactions processed during the twelve (12) month period ending August 31, 2010, the Bank does not have Knowledge of (a) any Merchant that has a credit facility with the Bank whose credit facility will not or cannot be continued, renewed or extended, or (b) any Merchant who plans to apply for new or additional credit with the Bank, and whose

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CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

application will be denied or rejected, in whole or in part. All of the Merchants listed on Schedule 6.8 are parties to a Merchant Agreement with the Bank, copies of which have been delivered to Elavon.

6.9                            EFT Networks. The Bank is a member in good standing of the EFT Networks identified on Schedule 6.9 attached hereto. The Bank and the Merchant Business are in full compliance in all respects with all applicable rules and regulations of such EFT Networks.

6.10                    Consents and Approvals.

(a)                               Except as set forth on Schedule 6.10, no action of, or filing with, any governmental or public body is required by the Bank to authorize, or is otherwise required in connection with, the execution and delivery by the Bank of this Agreement or the other Purchase Documents or, if required, the requisite filing has been accomplished and all necessary approvals obtained.

(b)                              Except as set forth on Schedule 6.10 and except as required under the TIB Agreement, no filing, consent or approval is required by virtue of the execution hereof or any other Purchase Document by the Bank or the consummation of any of the transactions contemplated herein by the Bank to avoid the violation or breach of, or the default under, or the creation of a lien on any of the Assets Sold pursuant to the terms of, any law, regulation, order, decree or award of any court or governmental agency or any lease, agreement, contract, mortgage, note, license, or any other instrument to which the Bank is a party or to which the Bank or any of the Assets Sold is subject.

6.11                    Leases. Schedule 6.11 contains a true, correct and complete list of all (i) leases (including any capital leases) and lease purchase arrangements pursuant to which the Bank leases real or personal property related to the Merchant Business from others, and (ii) lease, rental and lease purchase arrangements pursuant to which the Bank leases property to any Merchant, Agent Bank, or other party in connection with the Merchant Business. Schedule 6.11 specifies which of such leases, if any, are capital leases. The Bank has made available to Elavon a true, correct and complete copy of each of the items listed on Schedule 6.11.

6.12                    Intellectual Property.

(a)                               With respect to the Merchant Business, the Bank has made available to Elavon true, correct and complete copies of each trademark and service mark registration or application therefor.

(b)                              The Bank has not heretofore infringed upon, and is not now infringing upon, and the continuation of the merchant Business as presently conducted will not infringe upon, any patent, service mark, trade name, trademark, copyright, trade secret, or other intellectual property, confidential information or proprietary information belonging to any other Person and the Bank has not agreed to indemnify any Person for or against any infringement.

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CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

(c)                               To the Bank’s Knowledge, no Person is infringing upon any of the Bank’s patents, service marks, trademarks, copyrights, trade secrets, or other intellectual property that is or are related to the Merchant Business.

6.13                    Litigation and Claims. Schedule 6.13 (i) sets forth all litigation, claims, suits, actions, investigations, indictments or informations, proceedings or arbitrations, grievances or other procedures (including grand jury investigations, actions or proceedings, and product liability and workers’ compensation suits, actions or proceedings, and investigations conducted by any Credit Card Association) that are pending, or to the Knowledge of the Bank or Parent, threatened, in or before any court, commission, arbitration tribunal, or judicial, governmental or administrative department, body, agency, administrator or official, grand jury, Card Association, or any other entity or forum for the resolution of grievances, against the Bank and relating in any way to the Merchant Business (collectively “Claims”), and (ii) indicates which of such Claims are being defended by an insurance carrier, and which of such Claims being so defended are being defended under a reservation of rights. The Bank has made available to Elavon true, correct and complete copies of all pleadings, briefs and other documents filed in each pending litigation, claim, suit, action, investigation, indictment or information, proceeding, arbitration, grievance or other procedure listed in Schedule 6.13, and the judgments, orders, writs, injunctions, decrees, indictments and information, grand jury subpoenas and civil investigative demands, plea agreements, stipulations and awards listed in Schedule 6.13.

6.14                    Merchant Business Employees. Schedule 6.14 sets forth the names, titles and functional positions of all employees of the Bank or Parent who work either full or part-time in connection with the Merchant Business (“Merchant Business Employees”). No Merchant Business Employee is a party to any employment agreement, arrangement or understanding with the Bank or Parent, and, with the exception of Elavon’s expense reimbursement obligations as set forth in Article III hereof, no circumstances exist that could reasonably be expected to result in current or future liability to Elavon with respect to any Merchant Business Employee.

6.15                    Labor; Collective Bargaining. There are no labor contracts, collective bargaining agreements, letters of understanding or other arrangements, formal or informal, with any union or labor organization, covering any of the Merchant Business Employees and none of said employees are represented by any union or labor organization.

6.16                    Required Licenses and Permits. No licenses, permits or other authorizations of governmental authorities are necessary for the conduct of the Merchant Business by the Bank.

6.17                    Agreements, Contracts and Commitments. Except as set forth and specifically identified in Sections (or the corresponding Schedules) 6.7, 6.11, 6.14, 6.15 and 6.19:

(a)                               The Bank does not have any agreement, contract, commitment or relationship, whether written or oral, related to the Merchant Business, by which Elavon could be bound;

(b)                              The Bank does not have any outstanding contract related to the Merchant Business, written or oral, with any officer, employee, agent, consultant, advisor, salesman, manufacturer’s representative, distributor, dealer, subcontractor, or broker that

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CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

is not cancelable by the Bank, on notice of not longer than thirty (30) days and without liability, penalty or premium of any kind, except liabilities which arise as a matter of law upon termination of employment, or any agreement or arrangement related to the Merchant Business providing for the payment of any bonus or commission based on sales or earnings;

(c)                               The Bank is not subject to any contract or agreement related to the Merchant Business containing covenants limiting the freedom of the Bank to compete in any line of business in any geographic area;

(d)                              Other than the TIB Agreement, the Paymentech Agreement and the Authorize.Net Agreement, with respect to the Merchant Business, there is no contract, agreement or other arrangement entitling any Person to any profits, revenues or cash flows of the Bank or requiring any payments or other distributions based on such profits, revenues or cash flows.

6.18                    Agreements in Full Force and Effect. Except as expressly set forth on Schedule 6.18, all contracts and agreements referred to, or required to be referred to, herein or in any Schedule delivered hereunder are valid and binding, and are in full force and effect and are enforceable in accordance with their terms. The Bank has not received notice of any pending or threatened bankruptcy, insolvency or similar proceeding with respect to any party to such agreements, and no event has occurred which (whether with or without notice, lapse of time or the happening or occurrence of any other event) would constitute a default thereunder by the Bank, or to the Knowledge of the Bank, any other party thereto.

6.19                    Vendors and Suppliers. Schedule 6.19 sets forth a true, correct and complete list of each supplier to the Bank of goods and services directly related to the Merchant Business that charged, billed or invoiced the Bank in excess of $10,000 during the twelve (12) month period ended September 30, 2010. The Bank has provided to Elavon true, correct and complete copies of all agreements and contracts between the Bank and any of the Persons listed on Schedule 6.19.

6.20                    Absence of Certain Changes and Events. Except as set forth on Schedule 6.20, since August 31, 2010, the Bank has conducted the Merchant Business only in the ordinary course, and has not:

(a)                               suffered any damage or destruction adversely affecting the Merchant Business;

(b)                              suffered any adverse change in the working capital, assets, liabilities, financial condition, or business prospects relating to the Merchant Business, or relationships with any suppliers listed on Schedule 6.19;

(c)                               gained Knowledge of any possibility that the State of California Department of Financial Institutions (“CDFI”), Federal Deposit Insurance Corporation (“FDIC”) or any other governmental entity will be appointed as conservator or receiver of the Bank or suffered any material adverse change or event that could reasonably be anticipated to result in action by the CDFI, FDIC or any other governmental entity,

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CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

including without limitation, the appointment of the CDFI, FDIC or any other governmental entity as conservator or receiver of the Bank;

(d)                              except for customary increases based on term of service or regular promotion of non-officer employees, increased (or announced any increase in) the compensation payable or to become payable to any Merchant Business Employee, or increased (or announced any increase in) any bonus, insurance, pension or other employee benefit plan, payment or arrangement for Merchant Business Employees, or entered into or amended any employment, consulting, severance or similar agreement with any Merchant Business Employee;

(e)                               incurred, assumed or guaranteed any liability or obligation (absolute, accrued, contingent or otherwise) with respect to the Merchant Business, other than a non-material amount in the ordinary course of business consistent with past practice;

(f)                                  paid, discharged, satisfied or renewed any claim, liability or obligation with respect to the Merchant Business, other than payment of a non-material amount in the ordinary course of business consistent with past practice;

(g)                               permitted any of the Assets Sold to be subjected to any mortgage, lien, security interest, restriction, charge or other encumbrance of any kind;

(h)                               waived any material claims or rights with respect to the Merchant Business;

(i)                                   sold, transferred or otherwise disposed of any of the assets used in the Merchant Business, except non-material assets in the ordinary course of business consistent with past practice;

(j)                                  made any single capital expenditure or investment with respect to the Merchant Business in excess of $10,000;

(k)                              made any change in any method, practice or principle of financial or tax accounting that adversely affected the Merchant Business or any financial information relating to or derived from the Merchant Business;

(l)                                   managed working capital components relating to the Merchant Business, including cash, receivables, other current assets, trade payables and other current liabilities in a fashion inconsistent with past practice, including failing to sell inventory and other property in an orderly and prudent manner or failing to make all budgeted and other normal capital expenditures, repairs, improvements and dispositions;

(m)                           paid, loaned, advanced, sold, transferred or leased any Asset Sold to any employee, except for normal compensation involving salary and benefits;

(n)                               entered into any commitment or transaction, other than a non-material commitment or transaction entered into in the ordinary course of business consistent with past practice, affecting the Merchant Business; or

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CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

(o)                              agreed in writing, or otherwise, to take any action described in this Section 6.20.

6.21                    Finder’s Fees. Neither the Bank nor Parent has made any commitment or done any act that would create any liability to any Person other than themselves for any brokerage, finder’s or similar fee or commission in connection with this Agreement or the transactions contemplated hereby.

6.22                    Disclosure. No representations, warranties, assurances or statements by the Bank or Parent in this Agreement, and no statement contained in any document (including the Financial Information and the Schedules and Exhibits), certificates or other writings furnished by the Bank or Parent (or caused to be furnished by the Bank or Parent) to Elavon or any of its representatives pursuant to the provisions hereof, contains any untrue statement of material fact, or omits or will omit to state any fact necessary, in light of the circumstances under which such statement was made, in order to make the statements herein or therein not misleading.

ARTICLE VII

REPRESENTATIONS AND WARRANTIES OF ELAVON

Elavon makes the following representations and warranties to the Bank and Parent as of the date hereof and as of the Effective Date:

7.1                            Organization. Elavon is a corporation duly organized and validly existing under the laws of the State of Georgia and is authorized to conduct its business under those laws.

7.2                            Authority. Elavon has the right, power, capacity and authority to enter into and deliver the Purchase Documents, to perform its obligations under the Purchase Documents, and to effect the transactions contemplated by the Purchase Documents. The execution, delivery and performance of the Purchase Documents have been approved by all requisite corporate action on the part of Elavon, and, when executed and delivered pursuant hereto, the Purchase Documents will constitute valid and binding obligations of Elavon enforceable in accordance with their terms.

7.3                            Governmental Notices. Elavon has not received notice from any federal, state or other governmental agency or regulatory body indicating that such agency or regulatory body would oppose or not grant or issue its consent or approval, if required, with respect to the transactions contemplated by the Purchase Documents.

7.4                            No Violations. The execution and delivery by Elavon of the Purchase Documents and its performance thereunder will not: (i) violate, conflict with, result in a breach of or constitute (with or without notice or lapse of time or both) a default under, any material agreement, indenture, mortgage or lease to which Elavon is a party or by which it or its properties are bound; (ii) constitute a violation by Elavon of any material law or governmental regulation applicable to Elavon; (iii) violate any provision of the Articles of Incorporation or Bylaws of Elavon; or (iv) violate any order, judgment, injunction or decree of any court, arbitrator or governmental body against or binding upon Elavon.

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CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

7.5                            Consents and Approvals.

(a)                               No action of, or filing with, any governmental or public body is required by Elavon to authorize, or is otherwise required in connection with, the execution and delivery by Elavon of this Agreement or the other Purchase Documents or, if required, the requisite filing has been accomplished and all necessary approvals obtained.

(b)                              No filing, consent or approval is required by virtue of the execution hereof or any other Purchase Document by Elavon or the consummation of any of the transactions contemplated herein by Elavon to avoid the violation or breach of any law, regulation, order, decree or award of any court or governmental agency, or any lease, agreement, contract, mortgage, note, license, or any other instrument to which Elavon is a party or is subject, or, if required, the requisite filing has been accomplished and all necessary approvals obtained.

7.6                            Finder’s Fees. Elavon has not made any commitment or done any act that would create any liability to any Person other than itself for any brokerage, finder’s or similar fee or commission in connection with this Agreement or the transactions contemplated hereby.

ARTICLE VIII

COVENANTS OF THE PARTIES

The parties hereto hereby covenant and agree as follows:

8.1                            Credit Card Association/EFT Network Filings. Elavon and the Bank shall cooperate with each other to file with the Credit Card Associations and the EFT Networks any document or information that each such Credit Card Association or EFT Network deems to be required or desirable to be filed in order for the acquisition contemplated by this Agreement to be completed.

8.2                            Employees; Employee Benefit Plans. Elavon shall not adopt, assume or otherwise at any time become responsible for, either primarily or as a successor employer, any Merchant Business Employee or any assets or liabilities of any Employee Benefit Plan. In particular, Elavon shall not assume liability for any group health continuation coverage or coverage rights under IRC Section 4980B and ERISA Section 606 which exist as of the Closing Date or the Effective Date or which may arise in connection with any Merchant Business Employee or any Employee Benefit Plan.

8.3                            Transition; Transfer of Bank Assets. Upon the sale, transfer, or assignment of those assets of the Bank necessary for the Bank to comply with its obligations set forth in Article III hereof to a governmental or third party entity, including without limitation the CDFI or FDIC (a “Successor Entity”), the Bank shall assign this Agreement to such Successor Entity and such Successor Entity shall assume the Bank’s obligations set forth in Article III hereof.

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CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

ARTICLE IX

CONDITIONS TO OBLIGATIONS OF THE BANK

Each of the obligations of the Bank and Parent to be performed hereunder shall be subject to the satisfaction (or waiver by the Bank and Parent) at or before the Closing of each of the following conditions:

9.1                            Required Governmental Approvals. All governmental authorizations, consents and approvals necessary for the valid consummation of the transactions contemplated hereby shall have been obtained and shall be in full force and effect. All applicable governmental pre acquisition filing, information furnishing and waiting period requirements shall have been met or such compliance shall have been waived by the governmental authority having authority to grant such waivers.

9.2                            The Marketing Agreement. Elavon shall have executed and delivered to the Bank the Marketing Agreement attached hereto as Exhibit 10.5.

9.3                            Bill of Sale and Assignment and Assumption Agreement. Elavon shall have executed and delivered to the Bank the Bill of Sale and Assignment and Assumption Agreement.

9.4                            Credit Card Associations/EFT Networks. All filings required pursuant to Section 8.1 shall have been made, and all approvals required pursuant to Section 8.1 shall have been received, and neither the Bank nor Elavon shall have received any objection of any kind from a Credit Card Association either in response to the filings required under Section 8.1 or otherwise.

9.5                            Documents Satisfactory in Form and Substance. All agreements, certificates, opinions and other documents delivered by Elavon to the Bank hereunder shall be in form and substance satisfactory to counsel of the Bank, in the exercise of such counsel’s reasonable judgment.

ARTICLE X

CONDITIONS TO OBLIGATIONS OF ELAVON

The obligations of Elavon to be performed hereunder shall be subject to the satisfaction (or waiver by Elavon) at or before the Closing of each of the following conditions:

10.1                    Required Governmental Approvals. All governmental authorizations, consents and approvals necessary for the valid consummation of the transactions contemplated hereby shall have been obtained and shall be in full force and effect. All applicable governmental pre acquisition filing, information furnishing and waiting period requirements shall have been met or such compliance shall have been waived by the governmental authority having authority to grant such waivers.

10.2                    Other Necessary Consents. The Bank shall have obtained all consents and approvals (and estoppel certificates) listed on Schedule 6.10. With respect to each such consent

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CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

or approval, Elavon shall have received written evidence, satisfactory to it, that such consent or approval has been duly and lawfully filed, given, obtained or taken and is effective, valid and subsisting.

10.3                    Corporate Resolutions. The Bank shall have delivered to Elavon certified resolutions of the Bank and Parent authorizing this Agreement and all other agreements and transactions contemplated hereby.

10.4                    Non Competition Agreement. The Bank and Parent shall have executed and delivered to Elavon the Non Competition Agreement.

10.5                    Marketing Agreement. The Bank and Parent shall have executed and delivered to Elavon the Marketing Agreement.

10.6                    Bill of Sale and Assignment and Assumption Agreement. The Bank shall have executed and delivered to Elavon the Bill of Sale and Assignment and Assumption Agreement.

10.7                    Credit Card Associations/EFT Networks. All filings required pursuant to Section 8.1 shall have been made, and all approvals required pursuant to Section 8.1 shall have been received, and neither the Bank nor Elavon shall have received any objection of any kind from a Credit Card Association either in response to the filings required under Section 8.1 or otherwise.

10.8                    Certified Charter and Good Standing Certificates. The Bank shall deliver to Elavon a Good Standing Certificate, or Certificate of similar import, from the California Secretary of State or similar authority for the Bank and Parent, together with a true and correct copy (certified as such by an officer of Bank or Parent, as applicable) of the Charter and/or Articles of Incorporation, as appropriate, for the Bank and Parent.

10.9                    TIB Consent and Waiver. The Bank shall have obtained from TIB-The Independent BankersBank (“TIB”) the waiver of TIB’s right of first refusal set forth in Section 14 of that certain Processing Service Agreement between TIB and the Bank dated July 1, 2006 (the “TIB Agreement”).

10.10            Documents Satisfactory in Form and Substance. All agreements, certificates, opinions and other documents delivered by the Bank and Parent to Elavon hereunder shall be in form and substance satisfactory to counsel of Elavon, in the exercise of such counsel’s reasonable judgment.

ARTICLE XI

INDEMNIFICATION

11.1                    Indemnification by the Bank. The Bank and Parent shall jointly and severally indemnify and hold harmless Elavon, its affiliates, their respective successors and assigns, and their respective directors, officers, employees, consultants and agents (each an “Elavon Protected Party”) from any liability, loss, damage, diminution in value, cost, claim, consequential damages, suit, action or expense, including reasonable attorneys’ and accountants’ fees and expenses

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CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

(collectively, “Elavon Loss”), incurred by a Elavon Protected Party that results from or arises out of (i) any breach or inaccuracy of any representation or warranty of the Bank set forth in this Agreement or any other Purchase Document, whether such breach or inaccuracy exists or is made as of the Closing Date or the Effective Date; (ii) the breach by the Bank or Parent of any of their covenants or agreements contained in this Agreement or any other Purchase Document; (iii) any liability or obligation, contingent or otherwise, of the Bank or Parent, or otherwise arising from or relating to the Bank’s Merchant Business, exclusive of the Assumed Liabilities; (iv) violations of law, governmental rules or regulations, Credit Card Association rules or regulations, EFT Network rules and regulations, or wrongdoing or negligence by the Bank or Parent in performing obligations in connection with this Agreement; (v) the TK Global Agreements, the TK Global Merchants (but only to the extent arising out of or relating to the TK Global Agreements or an act or omission by the Bank relating thereto), or any obligation, claim or other action arising out of or relating to the TK Global Agreements or the TK Global Merchants (but only to the extent arising out of or relating to the TK Global Agreements or an act or omission by the Bank relating thereto), including without limitation, any claims for chargebacks, assessments, interchange fees, transaction fees, fines, penalties or other fees or charges; (vi) the acts or omissions of TIB or its affiliates in connection with the entry by the Bank or Parent into this Agreement and the consummation of the sale of the Assets Sold or in connection with the transition activities contemplated by Article III hereof; and (vii) any act relating to the Bank by the CDFI, FDIC or other governmental entity, including without limitation, the appointment of the CDFI, FDIC or any other governmental entity as conservator or receiver of the Bank.

11.2                    Indemnification by Elavon. Elavon shall indemnify and hold harmless the Bank and parent, their affiliates and their respective directors, officers, employees, consultants and agents (each a “Bank Protected Party”) from any liability, loss, damage, diminution in value, cost, claim, consequential damages, suit, action or expense, including reasonable attorneys’ and accountants’ fees and expenses (collectively, “Bank Loss”), incurred by a Bank Protected Party that results from or arises out of (i) any breach or inaccuracy of any representation or warranty of Elavon set forth in this Agreement or any other Purchase Document, whether such breach or inaccuracy exists or is made as of the Closing Date or the Effective Date; (ii) the breach by Elavon of any of its covenants or agreements contained in this Agreement or any other Purchase Document; (iii) any Assumed Liability; or (iv) violations of law or governmental rules or regulations or wrongdoing or negligence by Elavon in performing obligations in connection with this Agreement.

11.3                    Loss or Asserted Liability. Promptly after (a) becoming aware of circumstances that have resulted in a Elavon Loss or a Bank Loss or potential Elavon Loss or Bank Loss, whichever is applicable (“Loss” or “Losses”), for which any party hereto (the “Indemnitee”) intends to seek indemnification under Section 11.1 or Section 11.2, or (b) receipt by the Indemnitee of written notice of any demand, claim or circumstances which, with or without the lapse of time, the giving of notice or both, would give rise to a claim or the commencement (or threatened commencement) of any action, proceeding or investigation (an “Asserted Liability”) that may result in a Loss, the Indemnitee shall give written notice thereof (the “Claims Notice”) to the other party obligated to provide indemnification pursuant to Section 11.1 or 11.2 (the “Indemnifying Party”). The Claims Notice shall describe the Loss or the Asserted Liability in reasonable detail and shall indicate the amount (estimated, if necessary) of the Loss that has been

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CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

or may be suffered by the Indemnitee. The Claims Notice may be amended on one or more occasions with respect to the amount of the Asserted Liability or the Loss at any time prior to final resolution of the obligation relating to the Asserted Liability or the Loss. Failure of the Indemnitee to give promptly the notice required by this Section 11.3 shall not relieve the Indemnifying Party of its obligations to indemnify under this Article XI.

11.4                    Opportunity to Contest. The Indemnifying Party may elect to compromise or contest, at its own expense and by its own counsel, any Asserted Liability. If the Indemnifying Party elects to compromise or contest such Asserted Liability, it shall within thirty (30) days (or sooner, if the nature of the Asserted Liability so requires) of the date of the Indemnifying Party’s receipt of the Claims Notice notify the Indemnitee or Indemnitees of its intent to do so by giving written notice thereof to the Indemnitee (the “Contest Notice”), and the Indemnitee shall cooperate, at the expense of the Indemnifying Party, in the compromise or contest of such Asserted Liability. If the Indemnifying Party elects not to compromise or contest the Asserted Liability, fails to notify the Indemnitee of its election as herein provided or contests its obligation to indemnify under this Agreement, the Indemnitee (upon further notice to the Indemnifying Party) shall have the right to pay, compromise or contest such Asserted Liability on behalf of and for the account and risk of the Indemnifying Party, subject to the right of the Indemnifying Party to assume the compromise or contest of such Asserted Liability at any time before final settlement or determination thereof. Anything in this Article XI to the contrary notwithstanding, (i) the Indemnitee shall have the right, at its own cost and expense and for its own account, to compromise or contest any Asserted Liability, and (ii) the Indemnifying Party shall not, without the Indemnitees’ written consent, settle or compromise any Asserted Liability or consent to entry of any judgment which does not include an unconditional release of the Indemnitee from all liability in respect of such Asserted Liability. In any event, the Indemnitee and the Indemnifying Party may participate, at their own expense, in the contest of such Asserted Liability. If the Indemnifying Party chooses to contest any Asserted Liability, the Indemnitee shall make available to the Indemnifying Party any books, records or other documents within its control that are necessary or appropriate for, shall make its officers and employees available, on a basis reasonably consistent with their other duties, in connection with, and shall otherwise cooperate with, such defense.

11.5                    Indemnity Claims.

(a)                               The representations and warranties contained herein, in any other Purchase Document, or in any certificate or other document delivered pursuant hereto or in connection herewith shall not be extinguished by the Closing but shall survive the Closing, subject to the limitations set forth in Section 11.5(b) hereof with respect to the time periods within which claims for indemnity must be asserted, and the covenants and agreements of the Bank and Elavon contained herein shall survive without limitation as to time except as may be otherwise specified herein. No investigation or other examination of the Bank or the Merchant Business by Elavon, or its designees or representatives, shall affect the term of survival of any representation or warranty contained herein, in any other Purchase Document, or in any certificate or other document delivered pursuant hereto or in connection herewith, or the term of the right of the Elavon Protected Parties or the Bank Protected Parties to seek indemnification as set forth in Section 11.5(b).

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CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

(b)                              All claims for indemnification under Sections 11.1(i) or (ii) and 11.2(i) or (ii) shall be asserted no later than eighteen (18) months after the Closing Date. All claims for indemnification under Sections 11.1(iii), (iv), (v), (vi) and (vii) and 11.2(iii) and (iv) may be asserted until, and shall be asserted no later than, thirty (30) days after the expiration of the applicable statute of limitations with respect thereto.

(c)                               Nothing herein shall be deemed to prevent any party hereto from making a claim for a Loss hereunder for potential or contingent claims or demands provided the notice of Loss sets forth the specific basis for any such potential or contingent claim or demand to the extent then feasible and the Indemnitee has reasonable grounds to believe that such a claim or demand may become actual.

11.6                    Limitation on Indemnification Rights. Notwithstanding any other provision of this Agreement or any other Purchase Document to the contrary:

(a)                               The Bank will not have any liability to any Elavon Protected Party with respect to all claims under this Agreement (other than the Excluded Matters, as defined below) until the Elavon Protected Parties shall have incurred on a cumulative basis Losses exceeding Twenty Thousand and No/100 Dollars ($20,000.00 USD) (the “Basket”), at which point the Bank shall be liable for all Losses incurred by the Elavon Protected Parties, subject to the other provisions of this Agreement; provided, however, that the Basket shall not apply to any such Losses arising out of or resulting from the actual fraud or willful misconduct of the Bank. For purposes of this Agreement, the “Excluded Matters” include (A) claims under Section 11.1 (ii), but only if such breach is an intentional and willful breach by Bank or Parent, (B) claims under Section 11.1(iii), and (C) claims arising out of the fraud of Parent and/or Bank.

(b)                              The maximum aggregate liability of the Bank for all indemnification amounts owing to Elavon Protected Parties for all claims under this Agreement (other than Excluded Matters) shall not exceed Two Million and No/100 Dollars ($2,000,000 USD) (the “Cap”).

11.7                    Mitigation of Damages. In the case of any claims that would reasonably be expected to give rise to a right of indemnification under this Article XI, if there is a reasonable likelihood that such Indemnified Party may have a direct right of recovery under insurance policies or indemnification arrangements maintained by such Indemnified Party (or its affiliates) with subcontractors or other third parties, (i) the Indemnified Party shall notify the Indemnifying Party of such right of recovery, (ii) the Indemnified Party shall pursue enforcement of such right of recovery for so long as the pursuit thereof is commercially reasonable, with the determination of whether such pursuit is commercially reasonable to be in the sole discretion of the Indemnified Party, and (iii) the Indemnifying Party shall cooperate with the Indemnified Party in connection with the enforcement of such right of recovery as contemplated by clause (ii) above. To the extent that an Indemnified Party obtains recovery in respect of any such claims from any such third parties, the amount of any Losses with respect to any claim for which indemnification is available under this Article XI shall be reduced by the amount of such insurance proceeds or other such funds realized or paid to the Indemnified Party, net of any applicable deductible,

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CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

premium adjustments or self-insurance retention and all reasonable out-of-pocket fees, costs and expenses incurred by such Indemnified Party in obtaining such recovery.

11.8                    Exclusive Remedy. Except for claims based upon the actual fraud of the Bank and/or Parent, and except for those provisions of this Agreement or another Purchase Document for which injunctive relief is expressly available, the foregoing indemnification provisions in this Article XI shall constitute the sole and exclusive remedy of all Elavon Protected Parties in respect of any breach of or default under this Agreement or any other Purchase Document by the Bank or Parent, and Elavon hereby waives and releases any and all statutory, equitable, or common law remedy it may have in respect of any breach of or default under this Agreement and the other Purchase Documents.

ARTICLE XII

DEFINITIONS AND RULES OF INTERPRETATION

12.1                    Definitions. For purposes of this Agreement, the capitalized terms have the following respective meanings:

“Agreement” means this Agreement, including all schedules and exhibits hereto, and, if amended, modified or supplemented, as the same may be so amended, modified or supplemented from time to time.

“Agent Bank” means a financial institution sponsored by the Bank and for which services related to the Merchant Business are provided to such financial institution and/or its merchants by or on behalf of the Bank.

“Agent Bank Agreement” means an agreement between the Bank and an Agent Bank pursuant to which the Agent Bank and the Bank provide services related to the Merchant Business.

“Alliance Documents” means the Marketing Agreement and the Non-Competition Agreement.

“Assumed Liabilities” means the following liabilities or obligations:

(a)                               the obligations of the Bank arising on or after the Effective Date to perform under the Merchant Agreements assigned to Elavon pursuant to this Agreement;

(b)                              the obligations of the Bank to pay assessments, interchange fees, transaction fees, fines, penalties or other fees or charges to the Credit Card Associations and the EFT Networks, provided that such obligations relate to transactions which occur under the Merchant Agreements on or after the Effective Date;

(c)                               chargebacks in respect of any Credit Card transaction processed by Elavon pursuant to a Merchant Agreement if such Credit Card transaction is received by electronic transmission or otherwise under and in compliance with the rules and regulations of Credit Card Associations on and after the Effective Date and other Credit

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CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

Losses on and after the Effective Date, but only to the extent that such chargeback or other Credit Loss relates to or arises out of an original sales transaction occurring on or after the Effective Date;

(d)                              any liability arising on or after the Effective Date under any Other Assumed Contract (other than any liability arising out of or relating to a breach of the Bank that occurred prior to the Effective Date), but only to the extent that such liability (i) relates to or arises out of events, transactions, or omissions of Elavon on or after the Effective Date, (ii) is not required to be performed prior to the Effective Date, and (iii) is disclosed in or discernible from the face of such Other Assumed Contract; and

(e)                               any other claims, liabilities or litigation in respect of the Merchant Agreements, the Equipment, the Inventory, and the business conducted in connection with the foregoing, provided that any such claim, liability or litigation (i) relates to or arises out of events, transactions, or omissions of Elavon on or after the Effective Date, and (ii) does not relate to or arose out of events, transactions or omissions of the Bank or Parent prior to the Effective Date.

Without limiting the foregoing, the Assumed Liabilities shall be limited to the liabilities and obligations specified in the preceding portion of this definition, and shall not in any event include (x) any penalties, costs or fees that may be incurred by the Bank or Parent in connection with the termination or expiration of the Bank’s or any affiliate’s agreement(s) with any third party service providers, or (y) any losses as the result of a chargeback or Credit Loss in respect of any Merchant Agreement that result from transactions, events, acts or omissions of the Bank or a merchant which occurred prior to the Effective Date. Further, the Assumed Liabilities, as the same relate to the Merchant Agreements shall be further limited to those disclosed in and discernible from the face of the Standard Merchant Agreements.

“Authorize.Net” means Authorize.Net Corporation, and its successors and assigns.

“Authorize.Net Agreement” means that certain Reseller Agreement by and between Authorize.Net and the Bank dated March 19, 1999, as amended.

“Bill of Sale and Assignment and Assumption Agreement” means the written instrument to be entered into at the Closing between the Bank and Elavon in the form attached hereto as Exhibit 1.2.

“Credit Card” means (i) a VISA card or other card bearing the symbol(s) of VISA U.S.A., Inc. or VISA International, Inc., (ii) a MasterCard card or other card bearing the symbol(s) of MasterCard International Incorporated, or (iii) a card bearing the symbol(s) of another Credit Card Association.

“Credit Card Associations” means VISA U.S.A., Inc., VISA International, Inc., MasterCard International Incorporated, American Express, Discover Network, JCB, Diners Club International Ltd. and any other similar organizations or associations, and any successor organizations or associations to any of the foregoing.

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CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

“Credit Loss” means any loss, including but not limited to a chargeback, resulting from or attributable to the failure by a Merchant to pay amounts owed by it under a Merchant Agreement.

“Debit Card” means a card with a magnetic stripe bearing the symbol(s) of one or more EFT Networks or Credit Card Associations which enables the holder to pay for goods or services by authorizing an electronic debit to the cardholder’s designated deposit account.

“Drafts” means documentary evidence of Credit Card sales deposited by Merchants with the Bank.

“EFT Networks” means electronic funds transfer networks such as Star Systems, PULSE EFT Association, NYCE, and any other similar organizations or associations, and any successor organizations or associations to any of the foregoing.

“Employee Benefit Plan” means (i) any “employee benefit plan” as such term is defined in ERISA Section 3(3), (ii) any nonqualified deferred compensation plans (as defined in IRC Section 409A), and (iii) any other arrangement (whether written or unwritten, qualified or unqualified, subject to ERISA or not, now in effect or required in the future as a result of the transaction contemplated by this agreement or otherwise, funded or unfunded, foreign or domestic) relating to employment, severance, change in control, compensation or fringe benefits, including those providing retirement, health, disability, life and vacation benefits, and including any trust agreements, insurance contracts or other funding mechanisms therefor and any service provider contracts thereunder, currently or previously maintained, or contributed to, or required to be maintained or contributed to, by Bank, Parent, or by any other person or entity that, together with Bank, is treated as a single employer under IRC Section 414 or Section 4001.3 of ERISA for the benefit of, or providing benefits as of the date hereof to or any date prior, any current or former employees, independent contractors, officers or directors of Parent or Bank, or with respect to which Parent or Bank has or could reasonably be expected to have any liability.

“ERISA” means the Employee Retirement Income Security Act of 1974, and any regulations issued thereunder.

“Equipment” means the point-of-sale terminals, printers and other equipment, supplies, or point-of-sale assets utilized by Merchants, or held for lease, sale or swap to Merchants, and owned or leased by the Bank, and computer equipment and software, office equipment and furniture, and all other equipment used or useful in the Merchant Business.

“Excluded Assets” means the assets specified on Schedule 1.1(a) attached hereto and shall also include, whether or not listed on Schedule 1.1(a), all rights and obligations of the Bank under any third party contract (other than Merchant Agreements) to which the Bank is a party that is not specifically identified on Schedule 1.1(f).

“Inventory” means the imprinters, sales draft forms, application forms, decals and all other merchant supplies of the Bank.

“IRC” means the United States Internal Revenue Code of 1986, and any regulations issued thereunder.

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CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

“ISO” means an independent sales organization or other Person which is a party to an agreement or understanding with the Bank as of the Closing Date whereby the independent sales organization or other Person provides marketing and other services to merchants in connection with the Merchant Business.

“ISO Agreement” means an agreement between the Bank and an ISO pursuant to which the ISO is providing marketing and other services in connection with the Merchant Business.

“Knowledge” means, with respect to any party to this Agreement, the actual knowledge after due and reasonable inquiry of such party’s executive or senior operational officers and directors.

“Marketing Agreement” means the Marketing and Sales Alliance Agreement among Parent, the Bank and Elavon in the form of Exhibit 10.5 attached hereto, and if amended, modified or supplemented, as the same may be so amended, modified or supplemented from time to time.

“Merchant” means any Person (other than Elavon or the Bank) (a) that has entered into a Merchant Agreement prior to the Effective Date, or (b) that is identified on Schedule 6.7 (a)(iv).

“Merchant Agreement” means an agreement between the Bank and a Merchant pursuant to which the Merchant undertakes to honor Credit Cards and/or Debit Cards and the Bank agrees to accept Credit Card and/or Debit Card transaction records; provided, however, that in no event shall “Merchant Agreement” include any merchant agreement included on Schedule 1.1 (a) as an “Excluded Asset”.

“Merchant Business” means the providing of point-of-sale-based Credit Card, Debit Card and other card-based transaction processing services and electronic payment and settlement services (including the sale or lease of products and services related thereto) relating to the Assets Sold and the Assumed Liabilities to Merchants and Agent Banks, ISOs and other similar customers, but shall specifically exclude any such activity relating to the Excluded Assets.

“Non-Competition Agreement” means the Non-Competition Agreement among Parent, the Bank and Elavon in the form of Exhibit 10.4 attached hereto, and if amended, modified or supplemented, as the same may be so amended, modified or supplemented from time to time.

“Operative Documents” means, collectively, the Purchase Documents and the Alliance Documents.

“Paymentech” means Paymentech, L.P., a Delaware limited partnership, and its successors and assigns.

“Paymentech Agreement” means that certain Credit Card Processing Agreement by and between Paymentech and the Bank dated November 10, 2004, as amended.

“Person” means any of a natural person, corporation, partnership, firm, association, limited liability company, trust, estate or other entity of any kind.

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CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

“Purchase Documents” means this Agreement, the Bill of Sale and Assignment and Assumption Agreement, and the documents, agreements, certificates or instruments executed and delivered in connection herewith and therewith; provided, however, that the Marketing Agreement and the Non-Competition Agreement shall not be included within the definition of, or otherwise deemed to be, Purchase Documents.

“Standard Agent Bank Agreements” means the forms of Agent Bank Agreements attached hereto as Exhibit 6.7 (b)(ii).

“Standard Merchant Agreements” means the forms of Merchant Agreements attached hereto as Exhibit 6.7 (b)(i).

“TIB” means TIB- The Independent BankersBank, a Texas banking corporation.

“TIB Agreement” means that certain Processing Service Agreement by and between TIB and the Bank dated July 1, 2006, as amended.

“TK Global Agreements” means the TK Global Referral Agreement and any merchant agreement entered into between the Bank and any TK Global Merchant as of the date hereof.

“TK Global Referral Agreement” means the Referral Agreement, dated February 25, 2008, by and between TK Global Partners and the Bank.

“TK Global Merchants” means the Merchants that have been referred to the Bank by TK Global Partners pursuant to the TK Global Referral Agreement and that have entered into merchant agreements with the Bank as of the date hereof in connection with such referral, as more particularly set forth on Schedule 1.2 hereof.

“Transition Date” means April 1, 2011, or any date thereafter if said Transition Date is extended pursuant to Section 3.6.

“Transition Period” means the period from the Effective Date through and including the Transition Date.

12.2                    Other Definitions; Rules of Interpretation.

(a)                               All terms defined herein shall have the defined meanings when used in any Purchase Document, certificate or other document made or delivered pursuant hereto unless otherwise defined therein. Singular terms shall include the plural, and vice versa, unless the context otherwise requires.

(b)                              Exhibits and Schedules referenced in this Agreement are deemed to be incorporated herein by reference. The term “including” shall mean “including without limitation.”

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CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

ARTICLE XIII

MISCELLANEOUS

13.1                    Expenses. Except as otherwise specifically provided in this Agreement, each party shall pay its own costs and expenses in connection with this Agreement and the transactions contemplated hereby, including all attorneys’ fees, accounting fees and other expenses.

13.2                    Notices and Payments. All notices, demands and other communications hereunder shall be in writing and shall be delivered (i) in person, (ii) by United States mail, certified or registered, with return receipt requested, or (iii) by national overnight courier (e.g., FedEx) as follows:

If to the Bank or Parent:	Monterey County Bank
601 Munras Avenue
Monterey, California 93940
Attention: Charles Chrietzberg

with a copy to:	Siavage Law Group, LLC
(which shall not	1360 Peachtree Street, Suite 1050
constitute notice)	Atlanta, GA 30309
Attention: Marc D’Annunzio

If to Elavon:	Elavon, Inc.
One Concourse Parkway, Suite 300
Atlanta, Georgia 30328
Attention: Mindy M. Doster, Esq.
General Counsel

with a copy to:	Elavon, Inc.
(which shall not	One Concourse Parkway, Suite 300
constitute notice)	Atlanta, Georgia 30328
Attention: Edward M. O’Hare
Senior Vice President

with a copy to:	McKenna Long & Aldridge LLP
(which shall not	SunTrust Plaza, Suite 5300
constitute notice)	303 Peachtree Street, N.E.
Atlanta, Georgia 30308
Attention: Anthony M. Balloon, Esq.

The persons or addresses to which mailings or deliveries shall be made may be changed from time to time by notice given pursuant to the provisions of this Section 13.2. Any notice, demand or other communication given pursuant to the provisions of this Section 13.2 shall be deemed to have been given on the date actually delivered.

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CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

13.3                    Third-Party Beneficiaries. No party to this Agreement intends this Agreement to benefit or create any right or cause of action in or on behalf of any Person other than the Bank and Elavon.

13.4                    Independent Contractors. Nothing contained in this Agreement or any other Operative Document shall be construed as creating or constituting a partnership, joint venture or agency among the parties to this Agreement. Rather, the parties shall be deemed independent contractors with respect to each other for all purposes.

13.5                    Successors and Assigns. All terms and provisions of this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns. This Agreement and the rights, privileges, duties and obligations of the parties hereto may not be assigned or delegated by any party without the prior written consent of the other party; provided, however, that such consent shall not be required (a) for the assignment by any party of its rights and privileges hereunder to a Person controlling, controlled by or under common control with such party (it being understood that no such assignment shall relieve the assigning party of its duties or obligations hereunder), or (b) for the assignment and delegation by any party of its rights, privileges, duties and obligations hereunder to any Person into or with which the assigning party shall merge or consolidate or to which the assigning party shall sell all or substantially all of its assets, provided that upon the request of the non-assigning party the assignee shall formally agree in writing to assume all the rights and obligations of the assigning party created hereby. In no event shall the assignment of this Agreement to the CDFI, FDIC or any other governmental entity, or the appointment of the CDFI, FDIC or any other governmental entity as conservator or receiver of the Bank relieve such assignee, conservator or receiver or the Bank of any of the obligations contained in this Agreement, including without limitation, those obligations contained in Article III herein.

13.6                    Amendments and Waivers. This Agreement, any of the instruments referred to herein and any of the provisions hereof or thereof shall not be amended, modified or waived in any fashion except by an instrument in writing signed by the parties hereto. The waiver by a party of any breach of this Agreement by another party shall not operate or be construed as the waiver of the same or another breach on a subsequent occasion, nor shall any delay in exercising any right, power or privilege hereunder constitute a waiver thereof.

13.7                    Severability of Provisions. If any provision of this Agreement, or the application of any such provision to any Person or circumstance, is invalid or unenforceable, the remainder of this Agreement, or the application of such provision to Persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected by such invalidity or unenforceability.

13.8                    Counterparts; Delivery. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one instrument. The parties acknowledge that delivery of executed counterparts of this Agreement may be effected by a facsimile transmission or other comparable means, with an original document to be delivered promptly thereafter via overnight courier.

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CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

13.9                    Governing Law. This Agreement is made and entered into under the laws of the State of Georgia, and the laws of that State (without giving effect to the principles of conflicts of laws thereof) shall govern the validity and interpretation hereof and the performance by the parties hereto of their respective duties and obligations hereunder.

13.10            Section Headings. The headings of Sections contained in this Agreement are for convenience of reference only and do not form a part of this Agreement.

13.11            Entire Agreement. The making, execution and delivery of this Agreement by the parties hereto have been induced by no representations, statements, warranties or agreements other than those herein expressed. This Agreement and the other written instruments specifically referred to herein embody the entire understanding of the parties and supersede in their entirety all prior communication, correspondence, and instruments among the parties with respect to the subject matter hereof, including the Letter of Intent, dated August 25, 2010, between Elavon and the Bank, and there are no further or other agreements or understandings, written or oral, in effect between the parties relating to the subject matter hereof.

13.12            Publicity.  The timing and content of any and all public statements, announcements or other publicity concerning the transactions contemplated herein shall be mutually agreed upon by Parent, the Bank and Elavon, which agreement shall not be unreasonably withheld or delayed.

13.13            Survival. Each party, acknowledging that the other is entitled to rely on its representations, warranties, covenants and agreements in this Agreement in order to preserve the benefit of the bargain otherwise represented by this Agreement, agrees that neither the survival of such representations, warranties, covenants and agreements, nor their enforceability nor any remedies for breaches of them will be affected by any knowledge of a party regardless of when or how such party acquired such knowledge, specifically including disclosures of facts and/or circumstances after the date of this Agreement.

(Signatures begin on following page)

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CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Merchant Asset Purchase Agreement as of the date first written above.

“Bank”:

MONTEREY COUNTY BANK

By:
Name:
Title:

“Parent”:

NORTHERN CALIFORNIA BANCORP, INC.

By:
Name:
Title:

“Elavon”:

ELAVON, INC.

By:
Name:
Title:

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CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

INDEX OF SCHEDULES AND EXHIBITS

Schedules	Description

1.1(a)	Excluded Assets
1.1(f)	Other Assumed Contracts
1.2	TK Global Merchants
3.3(b)	Transition Processing Expenses
6.5(a)	Equipment
6.5(b)	Inventory
6.6(a)	Financial Information
6.6(b)	Annualized Credit Card Sales Volume and Debit Card Sales
Volume
6.7(a)(i)	Merchants
6.7(a)(ii)	Agent Banks
6.7(a)(iii)	Notice of Election to Terminate Merchant Agreements and
Exceptions to Credit Card Processing Activity
6.7(a)(iv)	Merchants Not Party to Merchant Agreement
6.7(a)(v)	High-Risk Merchants
6.7(b)	Exceptions to Possession of Original Executed Copy of Merchant
Agreements
6.7(c)	Merchant Guarantees
6.7(d)	Settlement, Processing and Referral Agreements
6.7(h)	Non-VISA and MasterCard Services
6.8	Top 100 Merchants
6.9	EFT Networks
6.10	Consents and Approvals
6.11	Leases
6.13	Litigation
6.14	Merchant Business Employees
6.18	Exceptions to Agreements in Full Force and Effect
6.19	Vendors and Suppliers
6.20	Exceptions to Absence of Certain Changes and Events

Exhibits	Description

1.2	Bill of Sale and Assignment and Assumption Agreement
6.7(b)(i)	Standard Merchant Agreement
6.7(b)(ii)	Standard Agent Bank Agreement
6.7(c)	Standard Merchant Guarantee
6.7(h)	American Express, Discover, Diner’s Club and JCB Agreements
10.4	Non Competition Agreement
10.5	Marketing Agreement

CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

SCHEDULES TO THE

MERCHANT ASSET PURCHASE AGREEMENT

BY AND AMONG

MONTEREY COUNTY BANK

a California state-chartered bank,

NORTHERN CALIFORNIA BANCORP, INC.,

a California corporation

AND

ELAVON, INC.,

a Georgia corporation

November 1, 2010

CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

Schedule 1.1(a)

Excluded Assets

Merchant Department:	Office Furniture/Fixtures

Computers/Monitors/Keyboards/Mice

Printers

Copier/Fax/Scanner

Leased Office Space pursuant to that certain Lease by and between the Bank and Triple Tree Properties for the property located at 3785 Via Nona Maria, Carmel, CA 93923

Appliances

TK Global Merchants

National A-1 Advertising

TK Global Agreements

TIB Agreement

Paymentech Agreement

The following merchants and any agreements therewith:

[*]

[*]

CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

Schedule 1.1(f)

Other Assumed Contracts

N/A

CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

Schedule 1.2

TK Global Merchants

As of August 31, 2010

SIC			Account	Date Last	ETC
Code	Account Number	Merchant Name	Status	Activity	Type

5999	[*]	[*]		9/1/2006	7

7829	[*]	[*]		6/1/2010	0

7829	[*]	[*]		6/1/2010	0

8999	[*]	[*]		2/1/2010	7

8999	[*]	[*]		3/1/2010	7

8999	[*]	[*]		8/1/2010	3

8999	[*]	[*]		8/1/2010	3

8999	[*]	[*]		8/1/2010	3

8999	[*]	[*]		8/1/2010	3

8999	[*]	[*]		7/1/2010	3

5967	[*]	[*]		8/1/2010	7

4411	[*]	[*]		7/1/2010	7

5968	[*]	[*]		2/1/2010	0

8931	[*]	[*]		4/1/2010	7

8999	[*]	[*]		7/1/2010	7

5734	[*]	[*]		7/1/2010	7

5964	[*]	[*]		6/1/2010	7

7277	[*]	[*]		5/1/2010	7

8999	[*]	[*]		9/1/2009	7

8999	[*]	[*]		3/1/2010	7

CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

5969	[*]	[*]		2/1/2010	7

5969	[*]	[*]		2/1/2010	7

8111	[*]	[*]		2/1/2010	7

8999	[*]	[*]		3/1/2010	7

8999	[*]	[*]		7/1/2010	7

8999	[*]	[*]		2/1/2010	7

8999	[*]	[*]		6/1/2010	7

5964	[*]	[*]	Closed	10/1/2009	7

7392	[*]	[*]	Closed	12/1/2009	7

8999	[*]	[*]		6/1/2010	0

8999	[*]	[*]		2/1/2010	0

5499	[*]	[*]		8/1/2010	0

5499	[*]	[*]		8/1/2010	0

5499	[*]	[*]		8/1/2010	0

5499	[*]	[*]		8/1/2010	0

CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

Schedule 3.3(b)

Transition Processing Expenses

EXPENSE	AMOUNT

Employee Salaries	$3000.00

CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

Schedule 6.5(a)

Equipment

Following is a list of equipment being utilized by our merchant base as of September 30, 2010.

Each MCB merchant has at least one of the following terminal types out in the field

☐Verifone Tranz 330/380/380X2/460

☐Verifone Omni 3200/3200SE

☐Verifone Omni 3750

☐Verifone VX 570

☐Verifone VX 510LE

☐Verifone Printer 250

☐Verifone PinPad 1000SE

☐Hypercom T-7Plus

☐Nurit 8000

☐POS Payment Applications*

*POS Merchants are serviced through a third party vendor chosen by the merchant. Monterey County Bank has verified that POS merchants are using payment applications validated as PCI-PA Compliant.

On-hand Equipment Inventory as of September 30, 2010

Make	Model	S/N	Condition

Verifone	Omni 3730LE	209-745-662	Used

Verifone	Omni 3730LE	210-422-306	Used

Verifone	Omni 3730LE	210-335-439	Used

Verifone	Omni 3730LE	211-520-475	Used

Verifone	Omni 3730LE	211-520-476	Used

Verifone	Omni 3730LE	211-590-126	Used

Verifone	Omni 3730LE	211-590-129	Used

CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

Verifone	Omni 3730LE	211-106-117	Used

Verifone	Omni 3730LE	211-106-118	New

Verifone	Omni 3730LE	210-420-685	Used

Verifone	Omni 3730LE	767-933-449	Used

Verifone	Omni 3730LE	211-542-756	New

Verifone	Omni 3730LE	211-542-757	New

Verifone	Omni 3730LE	211-542-758	New

Verifone	Omni 3730LE	211-542-759	New

Verifone	Omni 3730LE	211-542-760	New

Verifone	Omni 3730LE	211-542-761	New

Verifone	PP1000SE	801-699-147	New

Verifone	PP1000SE	801-699-549	New

Verifone	PP1000SE	024-757-540	New

Verifone	PP1000SE	291-440-269	New

Verifone	PP1000SE	291-440-298	New

Verifone	PP1000SE	291-440-306	New

Verifone	PP1000	202-397-643	New

Verifone	Tranz 380x2	203-036-970	New

Verifone	Tranz 330	015-259-168	Refurb

Verifone	Omni 3200SE	760-017-446	Used

Verifone	Omni 3200SE	760-068-140	Used

Verifone	Omni 3200SE	760-067-877	Used

Verifone	Omni 3200SE	760-074-206	Used

Verifone	Omni 3200SE	710-408-167	Used

Verifone	Omni 3200SE	207-924-932	Used

Verifone	Omni 3200SE	760-073-743	Used

CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

Verifone	Omni 3200SE	710-573-722	Used

Verifone	Omni 3200	203-986-052	Used

Verifone	Omni 3200	203-967-375	Used

Verifone	Omni 3200	203-965-486	Used

Verifone	Vx610	600-579-515	Used

Hypercom	T7Plus	700280042826	New

Hypercom	T7Plus	700280042827	New

Hypercom	T7Plus	100007266157	Used

Hypercom	T7Plus	100007266158	Used

Hypercom	T7Plus	100007266159	Used

Hypercom	T7P	T2050024	Used

Hypercom	T7PT	100001129906	Used

Magtek USB
CardReader	21040145	X02H46F	New

Magtek USB
CardReader	21040145	X02H46J	New

Magtek USB
CardReader	21040145	X02H463	New

Magtek USB
CardReader	21040145	X02H468	New

Magtek USB
CardReader	21040140	A0607H1	New

Magtek USB
CardReader	21040140	A060925	New

Semtek	Sideswipe	CC-8941-2	New

Bank Leased Equipment

The Bank does not lease Equipment to third parties.

CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

Schedule 6.5(b)

Inventory

On-hand Supplies Inventory as of September 30, 2010

Supplies	Model	Quantity	Condition

Manual Imprinter	Bartizan 4000	1	New

Sales Drafts Long	N/A	58	New

Sales Drafts Short	N/A	99	New

Application Forms	Printed as Needed	N/A	New

Decals	V/MC	6	New

Paper Rolls	Vx/Omni (2.25in)	432	New

Paper Rolls	P-250 (3 in)	98	New

Ink Ribbon	P-250	34	New

CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

Schedule 6.6(a)

Financial Information

Figures do not include TK Global merchant activity

FDR Financial Information
YTD as of 09/30/2010
Net Volume	[*]
Net # of Transactions	[*]
Total Merchant Income	[*]
Total Merchant Expense	[*]
Net Income	[*]
Profit Margin	[*]

Paymentech Financial Information
YTD as of 09/30/2010
Net Volume	[*]
Net # of Transactions	[*]
Total Merchant Income	[*]
Total Merchant Expense	[*]
Net Income	[*]
Profit Margin	[*]

CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

Schedule 6.6(b)

Annualized Credit Card Sales Volume and Debit Card Sales Volume
Figures do not include TK Global merchant activity

Annualized Credit and Debit Sales Volumes
FDR
2009 Credit Volume	[*]
2009 Debit Volume	[*]
2009 Total Volume	[*]

2010 Credit Volume	[*]
2010 Debit Volume	[*]
2010 Total Volume	[*]

Annualized Credit and Debit Sales Volumes
Paymentech
2009 Credit Volume	[*]
2009 Debit Volume	[*]
2009 Total Volume	[*]

2010 Credit Volume	[*]
2010 Debit Volume	[*]
2010 Total Volume	[*]

-Paymentech report does not separate out
Credit and Debit Volumes
-Small portfolio - Debit Volume is minimal

CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

Schedule 6.7 (a)(i)

Merchants

Merchant List as of September 30, 2010

MCC				DBA	DBA
Code	Account No	DBA Name24	DBA City21	State	Zip5

5592	[*]	[*]	MARINA	CA	93933
5999	[*]	[*]	HENDERSON	NV	89012
5999	[*]	[*]	CARMEL	CA	93921
5065	[*]	[*]	SALINAS	CA	93901
5732	[*]	[*]	MONTEREY	CA	93940
5999	[*]	[*]	MONTEREY	CA	93940
5999	[*]	[*]	MONTEREY	CA	93940
5999	[*]	[*]	MONTEREY	CA	93940
5999	[*]	[*]	MONTEREY	CA	93940
7299	[*]	[*]	CARMEL	CA	93921
7011	[*]	[*]	SALINAS	CA	93905
8699	[*]	[*]	CARMEL	CA	93921
7299	[*]	[*]	MONTEREY	CA	93940
5812	[*]	[*]	CARMEL	CA	93921
5995	[*]	[*]	PACIFIC GROVE	CA	93950
5999	[*]	[*]	PACIFIC GROVE	CA	93950
7298	[*]	[*]	SALINAS	CA	93901
8021	[*]	[*]	PACIFIC GROVE	CA	93950

CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

7399	[*]	[*]	MONTEREY	CA	93940
5971	[*]	[*]	CARMEL	CA	93921
5712	[*]	[*]	CARMEL	CA	93921
7033	[*]	[*]	SAN LUIS OBISPO	CA	93405
5732	[*]	[*]	MONTEREY	CA	93940
5999	[*]	[*]	CARMEL	CA	93921
7991	[*]	[*]	SAUSALITO	CA	94965
7991	[*]	[*]	SAUSALITO	CA	94965
7991	[*]	[*]	TRUCKEE	CA	96161
5812	[*]	[*]	CARMEL	CA	93923
5699	[*]	[*]	MONTEREY	CA	93940
7011	[*]	[*]	PACIFIC GROVE	CA	93950
7841	[*]	[*]	MONTEREY	CA	93940
8931	[*]	[*]	MONTEREY	CA	93940
8398	[*]	[*]	MONTEREY	CA	93940
7299	[*]	[*]	BIG SUR	CA	93920
5812	[*]	[*]	BIG SUR	CA	93920
5999	[*]	[*]	MONTEREY	CA	93940
5812	[*]	[*]	CARMEL	CA	93923
5812	[*]	[*]	CARMEL	CA	93921
5699	[*]	[*]	SALINAS	CA	93901
2741	[*]	[*]	SEASIDE	CA	93955
7298	[*]	[*]	MONTEREY	CA	93940
8398	[*]	[*]	SEASIDE	CA	93955

CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

8398	[*]	[*]	SEASIDE	CA	93955
7011	[*]	[*]	CARMEL BY THE SEA	CA	93921
5812	[*]	[*]	MONTEREY	CA	93940
7549	[*]	[*]	PASO ROBLES	CA	93446
8398	[*]	[*]	SALINAS	CA	93908
7298	[*]	[*]	MONTEREY	CA	93940
5946	[*]	[*]	RANCHO MIRAGE	CA	92270
7011	[*]	[*]	MONTEREY	CA	93940
5812	[*]	[*]	MONTEREY	CA	93940
4816	[*]	[*]	ORANGE	CA	92868
8999	[*]	[*]	CARMEL	CA	93921
5941	[*]	[*]	CARMEL	CA	93923
5812	[*]	[*]	CARMEL	CA	93921
5912	[*]	[*]	CARMEL	CA	93921
5971	[*]	[*]	CARMEL BY THE SEA	CA	93921
7011	[*]	[*]	CARMEL BY THE SEA	CA	93921
5192	[*]	[*]	CARMEL	CA	93923
8398	[*]	[*]	CARMEL	CA	93923
7299	[*]	[*]	CARMEL	CA	93921
5999	[*]	[*]	CARMEL	CA	93922
8641	[*]	[*]	CARMEL VALLEY	CA	93924
5812	[*]	[*]	CARMEL	CA	93923

CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

5812	[*]	[*]	CARMEL	CA	93923
5812	[*]	[*]	CARMEL-BY-THE-SEA	CA	93921
5812	[*]	[*]	CARMEL	CA	93923
8931	[*]	[*]	CARMEL	CA	93923
8099	[*]	[*]	MONTEREY	CA	93940
8099	[*]	[*]	SALINAS	CA	93901
5947	[*]	[*]	CARMEL	CA	93922
5533	[*]	[*]	SEASIDE	CA	93955
5812	[*]	[*]	CASTROVILLE	CA	95012
5999	[*]	[*]	CARMEL	CA	93923
4582	[*]	[*]	MONTEREY	CA	93940
7011	[*]	[*]	SALINAS	CA	93908
5812	[*]	[*]	MONTEREY	CA	93940
5812	[*]	[*]	MONTEREY	CA	93940
3687	[*]	[*]	CALISTOGA	CA	94515
5811	[*]	[*]	PACIFIC GROVE	CA	93950
5719	[*]	[*]	MONTEREY	CA	93940
8999	[*]	[*]	MURRIETA	CA	92562
7841	[*]	[*]	MONTEREY	CA	93940
5699	[*]	[*]	MONTEREY	CA	93940
7011	[*]	[*]	CARMEL VALLEY	CA	93924
5812	[*]	[*]	MONTEREY	CA	93940

CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

7011	[*]	[*]	CARMEL BY THE SEA	CA	93921
5812	[*]	[*]	CARMEL	CA	93921
5812	[*]	[*]	CARMEL	CA	93923
5942	[*]	[*]	PACIFIC GROVE	CA	93950
5712	[*]	[*]	CARMEL	CA	93923
8111	[*]	[*]	MONTEREY	CA	93940
5971	[*]	[*]	CARMEL	CA	93921
5971	[*]	[*]	CARMEL	CA	93921
5251	[*]	[*]	SEASIDE	CA	93955
5999	[*]	[*]	MONTEREY	CA	93940
5995	[*]	[*]	CARMEL	CA	93921
7011	[*]	[*]	SEASIDE	CA	93955
7221	[*]	[*]	BURLINGAME	CA	94010
8021	[*]	[*]	MONTEREY	CA	93940
5814	[*]	[*]	MONTEREY	CA	93940
7011	[*]	[*]	MONTEREY	CA	93940
5812	[*]	[*]	SEASIDE	CA	93955
5812	[*]	[*]	MONTEREY	CA	93940
5999	[*]	[*]	CARMEL	CA	93923
8398	[*]	[*]	PACIFIC GROVE	CA	93950
7298	[*]	[*]	MONTEREY	CA	93940
5712	[*]	[*]	MONTEREY	CA	93940
5631	[*]	[*]	SAND CITY	CA	93955

CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

7011	[*]	[*]	BIG SUR	CA	93920
5812	[*]	[*]	BIG SUR	CA	93920
5411	[*]	[*]	BIG SUR	CA	93920
8699	[*]	[*]	MONTEREY	CA	93942
5812	[*]	[*]	CARMEL	CA	93921
5812	[*]	[*]	CARMEL	CA	93923
5944	[*]	[*]	CARMEL	CA	93921
5944	[*]	[*]	CARMEL	CA	93921
5944	[*]	[*]	CARMEL	CA	93921
5812	[*]	[*]	SAN LUIS OBISPO	CA	93405
5999	[*]	[*]	SAND CITY	CA	93955
5999	[*]	[*]	SAND CITY	CA	93955
5719	[*]	[*]	MONTEREY	CA	93940
7832	[*]	[*]	MONTEREY	CA	93940
5521	[*]	[*]	SALINAS	CA	93901
7538	[*]	[*]	PACIFIC GROVE	CA	93950
5812	[*]	[*]	MONTEREY	CA	93940
5712	[*]	[*]	MONTEREY	CA	93940
5399	[*]	[*]	MONTEREY	CA	93940
5499	[*]	[*]	PACIFIC GROVE	CA	93950
7399	[*]	[*]	MONTEREY	CA	93940
5399	[*]	[*]	PACIFIC GROVE	CA	93950
8299	[*]	[*]	GILROY	CA	95020

CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

5999	[*]	[*]	BIG SUR	CA	93920
5812	[*]	[*]	CARMEL	CA	93923
5931	[*]	[*]	PACIFIC GROVE	CA	93950
5732	[*]	[*]	SEASIDE	CA	93955
5712	[*]	[*]	CARMEL	CA	93923
7538	[*]	[*]	SEASIDE	CA	93955
5812	[*]	[*]	REDONDO BEACH	CA	90277
8111	[*]	[*]	MONTEREY	CA	93940
7342	[*]	[*]	MARINA	CA	93933
8999	[*]	[*]	SALINAS	CA	93908
5999	[*]	[*]	MONTEREY	CA	93940
7338	[*]	[*]	MARINA	CA	93933
8999	[*]	[*]	MURRIETA	CA	92562
5812	[*]	[*]	MONTEREY	CA	93942
5714	[*]	[*]	PACIFIC GROVE	CA	93950
5812	[*]	[*]	CARMEL	CA	93921
7399	[*]	[*]	SALINAS	CA	93908
9223	[*]	[*]	MONTEREY	CA	93940
8299	[*]	[*]	MONTEREY	CA	93940
5499	[*]	[*]	CARMEL	CA	93921
5971	[*]	[*]	CARMEL	CA	93921
5719	[*]	[*]	PACIFIC GROVE	CA	93950
7011	[*]	[*]	MONTEREY	CA	93940

CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

7342	[*]	[*]	SAND CITY	CA	93955
5812	[*]	[*]	MARINA	CA	93933
7298	[*]	[*]	CARMEL	CA	93921
7011	[*]	[*]	CARMEL BY THE SEA	CA	93921
8999	[*]	[*]	MONTEREY	CA	93940
5812	[*]	[*]	CARMEL BY THE SEA	CA	93921
8398	[*]	[*]	MONTEREY	CA	93940
5999	[*]	[*]	MONTEREY	CA	93940
8041	[*]	[*]	PACIFIC GROVE	CA	93950
5812	[*]	[*]	CARMEL	CA	93922
5971	[*]	[*]	PACIFIC GROVE	CA	93950
5931	[*]	[*]	BIG SUR	CA	93920
5812	[*]	[*]	MONTEREY	CA	93940
5719	[*]	[*]	MONTEREY	CA	93940
5812	[*]	[*]	CARMEL	CA	93923
5971	[*]	[*]	CARMEL VALLEY	CA	93924
5944	[*]	[*]	APTOS	CA	95003
5944	[*]	[*]	CARMEL	CA	93921
5999	[*]	[*]	MONTEREY	CA	93940
5812	[*]	[*]	MONTEREY	CA	93940
5999	[*]	[*]	MONTEREY	CA	93940
7361	[*]	[*]	PACIFIC GROVE	CA	93950

CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

7230	[*]	[*]	MONTEREY	CA	93940
5932	[*]	[*]	CARMEL	CA	93923
5932	[*]	[*]	MONTEREY	CA	93940
7011	[*]	[*]	MONTEREY	CA	93940
4722	[*]	[*]	MONTEREY	CA	93940
8699	[*]	[*]	PACIFIC GROVE	CA	93950
5813	[*]	[*]	SALINAS	CA	93901
6010	[*]	[*]	MONTEREY	CA	93942
8999	[*]	[*]	CARMEL	CA	93923
5812	[*]	[*]	CARMEL	CA	93923
6012	[*]	[*]	PEBBLE BEACH	CA	93953
6010	[*]	[*]	SALINAS	CA	93901
6010	[*]	[*]	CARMEL BY THE SEA	CA	93921
6010	[*]	[*]	MONTEREY	CA	93942
6010	[*]	[*]	PACIFIC GROVE	CA	93950
5812	[*]	[*]	CARMEL	CA	93923
5947	[*]	[*]	MONTEREY	CA	93940
4225	[*]	[*]	MONTEREY	CA	93940
5712	[*]	[*]	SAND CITY	CA	93955
4722	[*]	[*]	MONTEREY	CA	93940
7011	[*]	[*]	MONTEREY	CA	93940
0742	[*]	[*]	MONTEREY	CA	93940
5812	[*]	[*]	MONTEREY	CA	93940

CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

7538	[*]	[*]	SEASIDE	CA	93955
7392	[*]	[*]	CARMEL	CA	93922
8398	[*]	[*]	MONTEREY	CA	93940
8398	[*]	[*]	PACIFIC GROVE	CA	93950
5999	[*]	[*]	CARMEL	CA	93921
5411	[*]	[*]	CARMEL	CA	93921
5971	[*]	[*]	CARMEL	CA	93921
5812	[*]	[*]	WATSONVILLE	CA	95076
5812	[*]	[*]	PRUNEDALE	CA	93907
5812	[*]	[*]	SALINAS	CA	93901
6051	[*]	[*]	PORTLAND	OR	97086
7321	[*]	[*]	CARMEL	CA	93923
5734	[*]	[*]	MONTEREY	CA	93940
8099	[*]	[*]	PORTLAND	OR	97223
5712	[*]	[*]	MONTEREY	CA	93940
4722	[*]	[*]	PACIFIC GROVE	CA	93950
5691	[*]	[*]	CARMEL	CA	93923
5691	[*]	[*]	CARMEL	CA	93923
5812	[*]	[*]	SALINAS	CA	93901
5462	[*]	[*]	CARMEL	CA	93921
5944	[*]	[*]	BEVERLY HILLS	CA	90210
5944	[*]	[*]	CARMEL	CA	93921

CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

5812	[*]	[*]	PALO ALTO	CA	94301
8011	[*]	[*]	CARMEL VALLEY	CA	93924
5714	[*]	[*]	PACIFIC GROVE	CA	93950
7299	[*]	[*]	CARMEL	CA	93921
7538	[*]	[*]	SEASIDE	CA	93955
8011	[*]	[*]	MONTEREY	CA	93940
8641	[*]	[*]	PACIFIC GROVE	CA	93950
5813	[*]	[*]	CARMEL VALLEY	CA	93924
7399	[*]	[*]	PACIFIC GROVE	CA	93950
8299	[*]	[*]	CAMPBELL	CA	95008
8398	[*]	[*]	SEASIDE	CA	93955
5999	[*]	[*]	SALINAS	CA	93907
7299	[*]	[*]	SALINAS	CA	93901
8999	[*]	[*]	MONTEREY	CA	93940
2741	[*]	[*]	SANTA CRUZ	CA	95060
4816	[*]	[*]	MONTEREY	CA	93940
4816	[*]	[*]	MONTEREY	CA	93940
7379	[*]	[*]	SALINAS	CA	93901
5971	[*]	[*]	MONTEREY	CA	93940
5499	[*]	[*]	BIG SUR	CA	93920
5541	[*]	[*]	BIG SUR	CA	93920
5411	[*]	[*]	BIG SUR	CA	93920

CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

7011	[*]	[*]	BIG SUR	CA	93920
5411	[*]	[*]	BIG SUR	CA	93920
5812	[*]	[*]	CARMEL	CA	93923
8999	[*]	[*]	CARMEL	CA	93923
5812	[*]	[*]	MONTEREY	CA	93940
8699	[*]	[*]	CARMEL	CA	93921
8699	[*]	[*]	PACIFIC GROVE	CA	93950
8021	[*]	[*]	CARMEL	CA	93923
5046	[*]	[*]	MONTEREY	CA	93940
5571	[*]	[*]	SALINAS	CA	93906
5812	[*]	[*]	MONTEREY	CA	93940
5945	[*]	[*]	CARMEL	CA	93923
5999	[*]	[*]	TEMPLETON	CA	93465
8699	[*]	[*]	SALINAS	CA	93901
7922	[*]	[*]	PACIFIC GROVE	CA	93950
8011	[*]	[*]	MONTEREY	CA	93940
6051	[*]	[*]	PORTLAND	OR	97086
7299	[*]	[*]	CARMEL BY THE SEA	CA	93921
7011	[*]	[*]	PACIFIC GROVE	CA	93950
5948	[*]	[*]	PACIFIC GROVE	CA	93950
7011	[*]	[*]	SAN LUIS OBISPO	CA	93405

CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

7011	[*]	[*]	SAN LUIS OBISPO	CA	93405
7230	[*]	[*]	MONTEREY	CA	93940
5812	[*]	[*]	DEL REY OAKS	CA	93940
7230	[*]	[*]	CARMEL	CA	93923
8011	[*]	[*]	PACIFIC GROVE	CA	93950
5999	[*]	[*]	SEASIDE	CA	93955
5812	[*]	[*]	CARMEL BY THE SEA	CA	93921
5971	[*]	[*]	LAS VEGAS	NV	89109
5999	[*]	[*]	CARMEL	CA	93923
5972	[*]	[*]	MONTEREY	CA	93940
5971	[*]	[*]	CARMEL	CA	93921
5812	[*]	[*]	CARMEL	CA	93921
5719	[*]	[*]	CARMEL VALLEY	CA	93924
5812	[*]	[*]	SALINAS	CA	93905
5999	[*]	[*]	CARMEL	CA	93921
5812	[*]	[*]	CARMEL	CA	93923
7699	[*]	[*]	MONTEREY	CA	93940
5599	[*]	[*]	MONTEREY	CA	93940
5999	[*]	[*]	CARMEL	CA	93921
5942	[*]	[*]	PACIFIC GROVE	CA	93950
8398	[*]	[*]	PACIFIC GROVE	CA	93950

CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

8398	[*]	[*]	PACIFIC GROVE	CA	93950
8398	[*]	[*]	PACIFIC GROVE	CA	93950
5651	[*]	[*]	MONTEREY	CA	93940
7011	[*]	[*]	CARMEL BY THE SEA	CA	93921
7399	[*]	[*]	PORTLAND	OR	97086
5812	[*]	[*]	PACIFIC GROVE	CA	93950
5999	[*]	[*]	SALINAS	CA	93908
8999	[*]	[*]	MARINA	CA	93933

CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

Schedule 6.7(a)(ii)

Agent Banks

None.

CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

Schedule 6.7(a)(iii)

Notice of Election to Terminate Merchant Agreements and
Exceptions to Credit Card Processing Activity

Merchant requested to cancel merchant account on 9/28/10

[*]	[*]	SWITCHED PROCESSORS

Merchant requested to cancel merchant account on 10/4/10

[*]	[*]	NON PROFIT ORGANIZATION
[*]	[*]	BUSINESS CLOSED 10-1-10

Merchant notified the Bank of intent to switch processors

[*]	[*]
[*]	[*]
[*]	[*]

**Senior Management in discussion with merchant regarding proposal received from Global Payments.

The Bank’s management elected to terminate merchant account 9/30/10

[*]	[*]

Business Closed 9/30/10

[*]	[*]

Business Closed 10/12/10

[*]	[*]

Please see attached – MCB Inactive Merchants

CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

Schedule 6.7(a)(iv)

Merchants Not Party to Merchant Agreement

5995	[*]	[*]	No Agreement
7399	[*]	[*]	No Agreement

Bank obtained signed merchant agreement from Boys and Girls Club.

CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

Schedule 6.7(a)(v)

High Risk Merchants

None.

CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

Schedule 6.7(b)

Exceptions to Possession of Merchant Agreements and Agent Bank Agreements

5995	[*]	[*]	No Agreement
7399	[*]	[*]	No Agreement

CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

Schedule 6.7(c)

Merchant Guarantees

MCC Code	Account No	DBA Name24
5999	[*]	[*]
5999	[*]	[*]
7299	[*]	[*]
7011	[*]	[*]
8699	[*]	[*]
7299	[*]	[*]
5812	[*]	[*]
7033	[*]	[*]
5732	[*]	[*]
5812	[*]	[*]
5699	[*]	[*]
7841	[*]	[*]
8931	[*]	[*]
8398	[*]	[*]
7299	[*]	[*]
5999	[*]	[*]
5812	[*]	[*]
5699	[*]	[*]
2741	[*]	[*]
8398	[*]	[*]
8398	[*]	[*]

CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

7011	[*]	[*]
5812	[*]	[*]
7011	[*]	[*]
5812	[*]	[*]
8999	[*]	[*]
5812	[*]	[*]
5971	[*]	[*]
7011	[*]	[*]
5192	[*]	[*]
8398	[*]	[*]
5999	[*]	[*]
8099	[*]	[*]
4582	[*]	[*]
7011	[*]	[*]
5812	[*]	[*]
5812	[*]	[*]
3687	[*]	[*]
5811	[*]	[*]
7011	[*]	[*]
5812	[*]	[*]
7011	[*]	[*]
5812	[*]	[*]
5942	[*]	[*]
5971	[*]	[*]
5971	[*]	[*]

CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

5999	[*]	[*]
7011	[*]	[*]
8021	[*]	[*]
5814	[*]	[*]
7011	[*]	[*]
5812	[*]	[*]
5999	[*]	[*]
8398	[*]	[*]
7298	[*]	[*]
5631	[*]	[*]
7011	[*]	[*]
5812	[*]	[*]
5411	[*]	[*]
8699	[*]	[*]
5812	[*]	[*]
5812	[*]	[*]
5944	[*]	[*]
5944	[*]	[*]
5944	[*]	[*]
5812	[*]	[*]
5999	[*]	[*]
5999	[*]	[*]
5521	[*]	[*]
5712	[*]	[*]
5499	[*]	[*]

CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

7399	[*]	[*]
5399	[*]	[*]
8299	[*]	[*]
5812	[*]	[*]
5931	[*]	[*]
5732	[*]	[*]
5712	[*]	[*]
5812	[*]	[*]
8111	[*]	[*]
8999	[*]	[*]
5999	[*]	[*]
5812	[*]	[*]
5812	[*]	[*]
5499	[*]	[*]
5971	[*]	[*]
7342	[*]	[*]
5812	[*]	[*]
7298	[*]	[*]
7011	[*]	[*]
5812	[*]	[*]
5812	[*]	[*]
8398	[*]	[*]
5999	[*]	[*]
8041	[*]	[*]
5812	[*]	[*]

CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

5944	[*]	[*]
5944	[*]	[*]
5999	[*]	[*]
5999	[*]	[*]
7361	[*]	[*]
5932	[*]	[*]
8699	[*]	[*]
5712	[*]	[*]
4722	[*]	[*]
7011	[*]	[*]
8398	[*]	[*]
5999	[*]	[*]
5411	[*]	[*]
5971	[*]	[*]
5812	[*]	[*]
6051	[*]	[*]
7321	[*]	[*]
8099	[*]	[*]
5712	[*]	[*]
5691	[*]	[*]
5691	[*]	[*]
5812	[*]	[*]
5462	[*]	[*]
5944	[*]	[*]
5944	[*]	[*]

CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

5812	[*]	[*]
7299	[*]	[*]
5813	[*]	[*]
8398	[*]	[*]
8999	[*]	[*]
5971	[*]	[*]
5499	[*]	[*]
5541	[*]	[*]
5812	[*]	[*]
8999	[*]	[*]
8699	[*]	[*]
8699	[*]	[*]
8021	[*]	[*]
5571	[*]	[*]
5945	[*]	[*]
5999	[*]	[*]
8699	[*]	[*]
6051	[*]	[*]
7299	[*]	[*]
7011	[*]	[*]
7011	[*]	[*]
7011	[*]	[*]
7230	[*]	[*]
5812	[*]	[*]
5971	[*]	[*]

CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

5999	[*]	[*]
5812	[*]	[*]
5599	[*]	[*]
5999	[*]	[*]
5942	[*]	[*]
8398	[*]	[*]
8398	[*]	[*]
8398	[*]	[*]
5651	[*]	[*]
7011	[*]	[*]
7399	[*]	[*]
5999	[*]	[*]
8999	[*]	[*]

CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

Schedule 6.7(d)

Processing Agreements

None

CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

Schedule 6.7(e)

Merchant Services Dispute

None.

CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

Schedule 6.7(h)

Non-VISA and MasterCard Services

Pursuant to an agreement between Discover Acquiring and TIB, all Merchants may process Discover Cards.

Below are merchant that are processing Discover transactions.

SIC
Code	Merchant Number	Merchant Name
5947	[*]	[*]
7011	[*]	[*]
5999	[*]	[*]
3660	[*]	[*]
4816	[*]	[*]
4816	[*]	[*]
7699	[*]	[*]
5812	[*]	[*]
5812	[*]	[*]
7361	[*]	[*]
5812	[*]	[*]
5999	[*]	[*]
5813	[*]	[*]
7991	[*]	[*]
5719	[*]	[*]
5699	[*]	[*]
8011	[*]	[*]
7841	[*]	[*]
7298	[*]	[*]
7538	[*]	[*]
5944	[*]	[*]
5651	[*]	[*]
5571	[*]	[*]
5812	[*]	[*]
742	[*]	[*]
8398	[*]	[*]
5999	[*]	[*]
5812	[*]	[*]
7011	[*]	[*]
5719	[*]	[*]
5812	[*]	[*]
5999	[*]	[*]
7011	[*]	[*]
5399	[*]	[*]
8011	[*]	[*]
5812	[*]	[*]

CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

5411	[*]	[*]
5999	[*]	[*]
7991	[*]	[*]
5631	[*]	[*]
7221	[*]	[*]
8299	[*]	[*]
5972	[*]	[*]
5251	[*]	[*]
5812	[*]	[*]
8021	[*]	[*]
7011	[*]	[*]
5812	[*]	[*]
8099	[*]	[*]
4582	[*]	[*]
8699	[*]	[*]
5812	[*]	[*]
5812	[*]	[*]
5813	[*]	[*]
5812	[*]	[*]
4722	[*]	[*]
8099	[*]	[*]
8398	[*]	[*]
7841	[*]	[*]
8931	[*]	[*]
8398	[*]	[*]
5814	[*]	[*]
7399	[*]	[*]
8398	[*]	[*]
7011	[*]	[*]
8398	[*]	[*]
5971	[*]	[*]
7991	[*]	[*]
5999	[*]	[*]
5812	[*]	[*]
5712	[*]	[*]
5812	[*]	[*]
5812	[*]	[*]
5999	[*]	[*]
7538	[*]	[*]
5812	[*]	[*]
8999	[*]	[*]
5999	[*]	[*]
5999	[*]	[*]
5712	[*]	[*]
5812	[*]	[*]
7538	[*]	[*]
5999	[*]	[*]
8111	[*]	[*]

CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

5999	[*]	[*]
8398	[*]	[*]
3687	[*]	[*]
5812	[*]	[*]
8999	[*]	[*]
5812	[*]	[*]
5944	[*]	[*]
5712	[*]	[*]
5999	[*]	[*]
7399	[*]	[*]
5812	[*]	[*]
7298	[*]	[*]
7538	[*]	[*]
7531	[*]	[*]
5812	[*]	[*]
5999	[*]	[*]
5812	[*]	[*]
5995	[*]	[*]
5912	[*]	[*]
7011	[*]	[*]
7299	[*]	[*]
7011	[*]	[*]
7011	[*]	[*]
5812	[*]	[*]
7011	[*]	[*]
7011	[*]	[*]
5971	[*]	[*]
5812	[*]	[*]
5812	[*]	[*]
8699	[*]	[*]
5999	[*]	[*]
5812	[*]	[*]
5971	[*]	[*]
5971	[*]	[*]
5944	[*]	[*]
5812	[*]	[*]
5971	[*]	[*]
5971	[*]	[*]
5971	[*]	[*]
5812	[*]	[*]
5944	[*]	[*]
5944	[*]	[*]
7299	[*]	[*]
5944	[*]	[*]
5812	[*]	[*]
5812	[*]	[*]
7299	[*]	[*]
8999	[*]	[*]

CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

5462	[*]	[*]
5944	[*]	[*]
5944	[*]	[*]
8931	[*]	[*]
7011	[*]	[*]
5812	[*]	[*]
7298	[*]	[*]
5971	[*]	[*]
7011	[*]	[*]
5947	[*]	[*]
7230	[*]	[*]
5812	[*]	[*]
5931	[*]	[*]
8011	[*]	[*]
5999	[*]	[*]
5812	[*]	[*]
5812	[*]	[*]
7321	[*]	[*]
5999	[*]	[*]
5712	[*]	[*]
5719	[*]	[*]
5712	[*]	[*]
5971	[*]	[*]
5945	[*]	[*]
7230	[*]	[*]
5812	[*]	[*]
5999	[*]	[*]
5732	[*]	[*]
5192	[*]	[*]
5812	[*]	[*]
5812	[*]	[*]
8398	[*]	[*]
7299	[*]	[*]
5971	[*]	[*]
8021	[*]	[*]
5499	[*]	[*]
5541	[*]	[*]
5999	[*]	[*]
5691	[*]	[*]
8641	[*]	[*]
5812	[*]	[*]
5812	[*]	[*]
5812	[*]	[*]
7299	[*]	[*]
7011	[*]	[*]
5812	[*]	[*]
5999	[*]	[*]
5411	[*]	[*]

CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

5411	[*]	[*]
7298	[*]	[*]
5999	[*]	[*]
5932	[*]	[*]
7299	[*]	[*]
5712	[*]	[*]
5812	[*]	[*]
5812	[*]	[*]
8641	[*]	[*]
8398	[*]	[*]
7399	[*]	[*]
8021	[*]	[*]
5971	[*]	[*]
5995	[*]	[*]
7922	[*]	[*]
5931	[*]	[*]
5999	[*]	[*]
5812	[*]	[*]
5999	[*]	[*]
5811	[*]	[*]
7011	[*]	[*]
5812	[*]	[*]

Merchants contract with American Express directly.

Below are merchants that are processing American Express transactions.

SIC
Code	Merchant Number	Merchant Name
5947	[*]	[*]
7399	[*]	[*]
7011	[*]	[*]
7392	[*]	[*]
5999	[*]	[*]
4722	[*]	[*]
5812	[*]	[*]
5812	[*]	[*]
5699	[*]	[*]
7361	[*]	[*]
7338	[*]	[*]
5812	[*]	[*]
4225	[*]	[*]
5999	[*]	[*]
5813	[*]	[*]
7991	[*]	[*]
5719	[*]	[*]
7841	[*]	[*]

CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

8999	[*]	[*]
5812	[*]	[*]
7298	[*]	[*]
5944	[*]	[*]
5651	[*]	[*]
5571	[*]	[*]
8999	[*]	[*]
5812	[*]	[*]
8398	[*]	[*]
5999	[*]	[*]
5812	[*]	[*]
7011	[*]	[*]
5999	[*]	[*]
5812	[*]	[*]
7011	[*]	[*]
7011	[*]	[*]
5812	[*]	[*]
5411	[*]	[*]
8299	[*]	[*]
5999	[*]	[*]
5932	[*]	[*]
8299	[*]	[*]
5972	[*]	[*]
5251	[*]	[*]
5812	[*]	[*]
8021	[*]	[*]
7011	[*]	[*]
5812	[*]	[*]
8099	[*]	[*]
5812	[*]	[*]
5812	[*]	[*]
5813	[*]	[*]
5812	[*]	[*]
4722	[*]	[*]
7841	[*]	[*]
8099	[*]	[*]
8398	[*]	[*]
5814	[*]	[*]
7399	[*]	[*]
8398	[*]	[*]
7011	[*]	[*]
5971	[*]	[*]
7991	[*]	[*]
5812	[*]	[*]
5812	[*]	[*]
5812	[*]	[*]
5999	[*]	[*]
7538	[*]	[*]

CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

5812	[*]	[*]
5999	[*]	[*]
5999	[*]	[*]
5712	[*]	[*]
5812	[*]	[*]
7538	[*]	[*]
8111	[*]	[*]
5999	[*]	[*]
8398	[*]	[*]
3687	[*]	[*]
5812	[*]	[*]
5812	[*]	[*]
5944	[*]	[*]
7399	[*]	[*]
7538	[*]	[*]
5999	[*]	[*]
5812	[*]	[*]
5995	[*]	[*]
5912	[*]	[*]
7011	[*]	[*]
7299	[*]	[*]
7011	[*]	[*]
7011	[*]	[*]
5812	[*]	[*]
7011	[*]	[*]
7011	[*]	[*]
5971	[*]	[*]
5812	[*]	[*]
5812	[*]	[*]
8699	[*]	[*]
5999	[*]	[*]
5812	[*]	[*]
5971	[*]	[*]
5971	[*]	[*]
5944	[*]	[*]
5812	[*]	[*]
5971	[*]	[*]
5971	[*]	[*]
5971	[*]	[*]
5812	[*]	[*]
5944	[*]	[*]
5944	[*]	[*]
5812	[*]	[*]
5812	[*]	[*]
5462	[*]	[*]
5944	[*]	[*]
5944	[*]	[*]
7011	[*]	[*]

CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

5812	[*]	[*]
7011	[*]	[*]
5812	[*]	[*]
5999	[*]	[*]
5812	[*]	[*]
5812	[*]	[*]
7321	[*]	[*]
5999	[*]	[*]
5719	[*]	[*]
5712	[*]	[*]
5971	[*]	[*]
5945	[*]	[*]
5812	[*]	[*]
5999	[*]	[*]
5732	[*]	[*]
5192	[*]	[*]
7299	[*]	[*]
5971	[*]	[*]
5691	[*]	[*]
8641	[*]	[*]
5812	[*]	[*]
5812	[*]	[*]
5812	[*]	[*]
7299	[*]	[*]
5999	[*]	[*]
5411	[*]	[*]
5411	[*]	[*]
7298	[*]	[*]
5999	[*]	[*]
5932	[*]	[*]
7299	[*]	[*]
5712	[*]	[*]
5812	[*]	[*]
5812	[*]	[*]
8398	[*]	[*]
7399	[*]	[*]
5931	[*]	[*]
5714	[*]	[*]
5948	[*]	[*]
7538	[*]	[*]
8011	[*]	[*]
5812	[*]	[*]

CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

Schedule 6.8

Top 100 Merchants as of August 31, 2010

MCC
Code	Account No	DBA Name24	Sales Volume

5944	[*]	[*]	$3,309,371.62

5812	[*]	[*]	$2,730,349.82

7011	[*]	[*]	$2,364,403.11

5812	[*]	[*]	$2,157,972.03

5812	[*]	[*]	$2,076,927.24

7011	[*]	[*]	$1,884,215.10

5812	[*]	[*]	$1,529,017.75

5944	[*]	[*]	$1,511,914.91

8299	[*]	[*]	$1,473,715.95

8398	[*]	[*]	$1,331,559.63

5812	[*]	[*]	$1,272,206.43

5812	[*]	[*]	$1,196,059.94

7299	[*]	[*]	$1,186,342.94

5812	[*]	[*]	$1,032,364.63

5812	[*]	[*]	$1,002,153.89

5812	[*]	[*]	$938,854.56

5251	[*]	[*]	$870,146.80

5812	[*]	[*]	$855,548.54

5812	[*]	[*]	$837,003.60

5411	[*]	[*]	$776,235.48

5812	[*]	[*]	$756,349.03

5812	[*]	[*]	$734,355.01

CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

0742	[*]	[*]	$729,580.26

7011	[*]	[*]	$718,984.77

5812	[*]	[*]	$706,535.37

5912	[*]	[*]	$705,038.35

5812	[*]	[*]	$696,903.60

7011	[*]	[*]	$673,807.98

5813	[*]	[*]	$645,713.81

3687	[*]	[*]	$573,866.01

5812	[*]	[*]	$567,785.59

7011	[*]	[*]	$556,221.25

7538	[*]	[*]	$555,244.25

7011	[*]	[*]	$523,755.40

5812	[*]	[*]	$522,195.68

7011	[*]	[*]	$521,241.00

5999	[*]	[*]	$515,660.94

7011	[*]	[*]	$499,729.07

5812	[*]	[*]	$489,096.79

5812	[*]	[*]	$484,241.09

7298	[*]	[*]	$482,124.33

5812	[*]	[*]	$466,210.51

7321	[*]	[*]	$464,426.02

5812	[*]	[*]	$464,369.17

7991	[*]	[*]	$460,348.48

8398	[*]	[*]	$443,633.85

5995	[*]	[*]	$443,577.97

CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

5691	[*]	[*]	$422,776.58

7699	[*]	[*]	$419,792.22

5812	[*]	[*]	$413,361.48

7011	[*]	[*]	$410,716.53

5812	[*]	[*]	$403,090.01

8021	[*]	[*]	$400,643.36

7011	[*]	[*]	$388,634.63

7011	[*]	[*]	$387,765.34

5971	[*]	[*]	$387,241.35

5812	[*]	[*]	$386,543.60

5719	[*]	[*]	$385,437.19

5571	[*]	[*]	$374,095.69

5812	[*]	[*]	$363,990.55

5812	[*]	[*]	$356,358.36

5411	[*]	[*]	$347,988.66

5719	[*]	[*]	$331,891.01

7399	[*]	[*]	$326,352.47

5944	[*]	[*]	$310,676.89

5971	[*]	[*]	$302,268.87

5931	[*]	[*]	$297,094.11

7011	[*]	[*]	$293,789.49

5999	[*]	[*]	$292,896.82

5812	[*]	[*]	$287,536.24

5812	[*]	[*]	$287,365.07

5712	[*]	[*]	$270,391.99

CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

5811	[*]	[*]	$269,848.04

4225	[*]	[*]	$264,974.02

8099	[*]	[*]	$264,588.48

5812	[*]	[*]	$259,058.84

5999	[*]	[*]	$248,515.25

5812	[*]	[*]	$247,226.06

5812	[*]	[*]	$243,687.10

7841	[*]	[*]	$242,605.01

5944	[*]	[*]	$239,704.56

7538	[*]	[*]	$224,333.44

5812	[*]	[*]	$208,144.22

7538	[*]	[*]	$205,212.58

7399	[*]	[*]	$203,859.61

5399	[*]	[*]	$202,145.34

7299	[*]	[*]	$199,346.88

5046	[*]	[*]	$197,293.82

7011	[*]	[*]	$196,686.70

5541	[*]	[*]	$196,125.94

5812	[*]	[*]	$193,099.72

5941	[*]	[*]	$183,155.94

8021	[*]	[*]	$174,274.80

7011	[*]	[*]	$171,479.79

5999	[*]	[*]	$169,591.24

5971	[*]	[*]	$169,360.45

7299	[*]	[*]	$165,205.10

CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

5812	[*]	[*]	$158,700.33

5812	[*]	[*]	$151,564.88

5999	[*]	[*]	$150,657.13

CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

Schedule 6.9

EFT Networks

All contracts for EFT/Debit Networks are through TIB and the relevant networks.

Star

Interlink

Pulse

CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

Schedule 6.10

Consents and Approvals

None.

CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

Schedule 6.11

Leases

Merchant Department Office Lease:

The lease agreement between Monterey County Bank and Triple Tree Properties for 3785 Via Nona Maria Carmel, CA 93923 commenced February 1,1981 for an initial term of 25 years. The lease had an option to renew for 2 additional 10 year terms. The lease was renewed.

Approximately 1,872 square feet of office space for the Merchant Department.

CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

Schedule 6.13

Litigation

None.

CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

Schedule 6.14

Merchant Business Employees

Stephanie Chrietzberg	Merchant Department Manager

Cirina Chan	Merchant Services Representative

Miguel Altamirano	Merchant Services Representative

CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

Schedule 6.18

Exceptions to Agreements in Full Force and Effect

None.

CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

Schedule 6.19

Vendors and Suppliers

TASQ Technologies – Equipment/Supplies Vendor - Not under contract with this vendor. Monterey County Bank utilizes TASQ to purchase credit card terminals, merchant supplies such as paper, ribbon, sales slips, imprinters, and decals, they also provide key encryption injections on PinPads for pin based debit. No other services provided other than an equipment and supplies vendor.

TIB

Paymentech

Authorize.net

CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

Schedule 6.20

Exceptions to Absence of Certain Changes and Events

CONSENT ORDER, FDIC-10-633b.

CONSENT ORDER, ORDER FOR RESTITUTION, AND ORDER TO PAY CIVIL MONEY PENALTY

Docket FDIC-09-081b & FDIC-10-221k.

CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

Exhibit 1.2

Bill of Sale and Assignment and Assumption Agreement

See attached.

CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

EXECUTION VERSION

BILL OF SALE AND

ASSIGNMENT AND ASSUMPTION AGREEMENT

FOR VALUE RECEIVED, the receipt, sufficiency and adequacy of which hereby are acknowledged, MONTEREY COUNTY BANK, a bank organized under the laws of the State of California (the “Bank”), hereby does sell, transfer, assign, bargain, convey, deliver, abandon, and set over unto ELAVON, INC., a Georgia corporation (“Elavon”), its successors and assigns, all of the Bank’s right, title, and interest in and to all properties, assets, and rights identified as the “Assets Sold” in Section 1.1 of the Merchant Asset Purchase Agreement dated as of November 1, 2010, by and among the Bank, Northern California Bancorp, Inc. and Elavon (the “Merchant Asset Purchase Agreement”), which is incorporated herein by this reference.

The Bank, for itself and its successors, successors-in-title, and assigns, fully represents, warrants and agrees that it is the true, lawful, and sole owners of the Assets Sold hereby sold, transferred, assigned, bargained, conveyed, delivered, abandoned, and set over; that it has the full, complete, and lawful right, power, and authority to execute this Bill of Sale and Assignment and Assumption Agreement and to so sell, transfer, assign, bargain, convey, deliver, abandon and set over the Assets Sold; that the rights, title and interests in the Assets Sold hereby sold, transferred, assigned, bargained, conveyed, delivered, abandoned and set over constitute good and marketable title to the Assets Sold, free and clear of all security interests, security deeds, liens, restrictions, encumbrances, leases, easements, and claims or rights of third parties of every kind and nature whatsoever; and that no other person, firm, corporation or entity of any kind has any claim to or interest in the Assets Sold.

From time to time and at all times hereafter, upon the reasonable request of Elavon, the Bank will do, execute, acknowledge and deliver or cause to be done, executed, acknowledged and delivered all such further acts, deeds, assignments, transfers, conveyances, powers of attorney, and assurances as may be reasonably required by Elavon in order to more effectively carry out the purposes and intents evidenced by this Bill of Sale and Assignment and Assumption Agreement and to transfer the Assets Sold to Elavon.

In furtherance of Section 1.2 of the Merchant Asset Purchase Agreement, Elavon hereby assumes and agrees to pay and discharge all liabilities and obligations which are identified and defined as “Assumed Liabilities” in Section 12.1 of the Merchant Asset Purchase Agreement.

This Bill of Sale and Assignment and Assumption Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

(Signatures on following page)

CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

The undersigned have caused this Bill of Sale and Assignment and Assumption Agreement to be executed by their duly authorized officers as of the date first written above.

“BANK”:	“ELAVON”:

MONTEREY COUNTY BANK	ELAVON, INC.

By:	By:
Name:	Name:
Title:	Title:

CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

Exhibit 6.7(b)(i)

Standard Merchant Agreement(s)

See Attached – All 5 versions of the Merchant Agreement

MONTEREY COUNTY BANK MERCHANT PROCESSING AGREEMENT

In consideration of the mutual covenants herein, Monterey County Bank (“Bank”) and the undersigned merchant (“Merchant”) have agreed as follows as of the date of acceptance by Bank’s authorized representative noted below:

ARTICLE I -- CARD TRANSACTIONS

1.01         Honoring Cards.

(a)  Merchant shall honor all valid cards of the type(s) checked below (“Cards”) when properly presented by customers in connection with bona fide, legitimate business transactions. Merchant shall not engage in acceptance practices that discriminate against, or discourage the use of, any particular brand of Card. If Merchant does not deal with the public at large (such as in the case of a private club), Merchant shall be deemed to have complied with this non-discrimination rule if it honors all valid Cards of cardholder who have purchasing privileges or memberships with Merchant.

(b)  Merchant shall not require, through an increase in price or otherwise, any cardholder to pay any surcharge at the time of sale or to pay any part of any charge imposed on Merchant by Bank (discounts for payment in cash, however, are permitted).

(c)  Merchant shall not establish minimum or maximum transaction amounts.

(d)  Merchant shall not require a cardholder to provide personal identification information such as telephone number, address, or driver’s license number as a condition of honoring any Card, unless such information is necessary to complete a particular transaction (e.g., address information in a mail order transaction) or is required in connection with the transaction by MasterCard International Inc. (“MasterCard”), VisaU.S.A.Inc. (“Visa”), the card issuer, or Bank; provided, however, that any such information may only be collected to the extent permitted by applicable law, regulation or rule.

1.02         Advertising.

(a)  Merchant shall display adequately the appropriate Visa and/or MasterCard marks or logotypes on any advertising or promotional materials provided or required by Bank to inform the public that Cards will be honored at Merchant’s place of business. Such displays, however, are not required of private clubs and other merchants that do not deal with the general public, vehicle leasing companies at airport locations, transportation companies subject to federal or foreign government regulation, or other merchants expressly exempted from this requirement by MasterCard and/or Visa, as applicable.

(b)  Merchant shall not display or use advertising or promotional materials containing Bank’s name or symbol which might cause a customer to assume that Merchant honors only Cards issued by Bank.

(c)  Merchant shall have the right to use or display the proprietary names and symbols associated with Cards only while the Agreement is in effect, or until Merchant is notified by Bank or any appropriate bankcard organization to cease such usage.

(d)  Merchant shall comply with all applicable MasterCard and Visa rules and regulations concerning the use of service marks and copyrights owned by MasterCard or Visa.

(e)  Merchant shall use the proprietary names and symbols associated with Cards only to indicate that Cards are accepted for payment and shall not indicate, directly or indirectly, that Bank, MasterCard, Visa or any bankcard organization endorses Merchant’s products or services.

(f)  Merchant shall not refer to MasterCard or Visa in stating eligibility for its products, services, or memberships.

1.03         Card Examination.

(a)  Merchant shall not engage in a transaction (other than a mail order, telephone order, or preauthorized transaction) with a cardholder who fails to present the Card that is indicated to be used to complete the transaction.

(b)  Merchant shall not honor any Card that is not yet effective or that has expired.

(i)     check the effective date (if any) and the expiration date on the Card.

(ii)    examine any card features (such as the characteristics and placement of the hologram and signature panel) included on the Card;

(iii)   compare the embossed account number on the face of the Card with any account number printed or encoded elsewhere on the Card and, in the case of a transaction in which a magnetic stripereading terminal is used, with the account number displayed and/or printed by the terminal, and compare the customer’s photograph on the Card with the appearance of the customer; and

(iv)   if the transaction does not require authorization under Section 1.04 below, check the account number on the Card against the most current electronic negative file provided jointly by MasterCard and Visa, the National Card Recovery File (which must be checked if Merchant uses such File), or any other applicable file, record, list, or verification service maintained by or provided to Merchant.

(d)  If the account number on the Card appears in the electronic negative file or any similar resource, if the Card is expired, or if the Card is an unexpired Card that does not have the appropriate card security features, such as the correct characteristics and placement of the hologram and signature panel, Merchant shall not honor the Card, shall use its best efforts, through reasonable and peaceful means, to retain or recover the Card, and shall call Bank’s designated authorization center to advise it of the pickup and to receive mailing and other instructions.

1.04         Authorization.

(a)  Merchant shall retain the Card while making an authorization request.

(b)  Before honoring any Card, Merchant shall request authorization from Bank’s designated authorization center if:

(i)     the total amount of the transaction (including any applicable taxes) exceeds the floor limit then applicable to the transaction (for hotel, motel, cruise line and vehicle leasing transactions, Merchant shall estimate the amount of the transaction based upon the customer’s intended length of stay or rental or intended purchase of goods or services aboard ship, and request authorization if the transaction amount exceeds the applicable floor limit; upon check-out, disembarkation or return of the rental vehicle, additional authorization must be obtained and recorded for charges actually incurred in excess of the estimated amount authorized if the total amount of the transaction exceeds the applicable floor limit or the sum of the previously authorized amounts plus 15%; when multiple airline or passenger railway tickets are purchases at the same time using the same account number, Merchant may obtain authorization for each ticket individually; when a transaction is completed in partial payment of a purchase, authorization is required for the portion of the purchase affected with the Card, regardless of the applicable floor limit);

(ii)    Merchant desires to make a delayed presentment of the transaction record;

Merch Initials

(iii)   in a transaction (other than a mail or telephone order transaction) involving a conventional sales slip, the sales slip is not or cannot be imprinted with the card or with the merchant plate; or

(iv)   the signature panel on the Card does not contain the customer’s signature.

(c)  if the authorization is being obtained for a reason other than the fact the amount of the transaction exceeds the applicable floor limit, Merchant shall contact a voice operator to obtain the authorization, inform the operator of the specific reason for the authorization request, and await instructions.

(d)  Except as otherwise expressly permitted or required under this Agreement, or under the Visa or MasterCard rules, as applicable, Merchant shall obtain any required authorization

(i)     on the same date as the transaction,

(ii)    prior to the completion of the transaction, and

(iii)   in the total amount of the transaction.

(e)  In a case in which the card is not signed, Merchant shall, in addition to obtaining an authorization in accordance with Sections 1.04 (b) (iv) and 1.04 (c) above, ask the cardholder for current, positive identification (such as a passport or driver’s license) that bears the cardholder’s signature, indicate such positive identification (including any serial number and expiration date) on the transaction record, and require the cardholder to sign the card.

(f)  In a restaurant transaction, an authorization is valid if the transaction amount is no less that 80% and no more than 120% of the authorized amount. If the transaction amount is more than 120% of the authorized amount, an additional authorization must be obtained.

(g)  In a mail or telephone order transaction in which goods are to be shipped or delivered to the cardholder, an authorization is valid if

(i)     the transaction amount is not mare than 115% of the authorized amount and

(ii)    any amount by which the transaction amount exceeds the authorization amount represents shipping costs. In addition, such an authorization may be obtained up to seven (7) calendar days prior to the transaction date (which is the shipment date).

(h)  If authorization is granted or a positive Account Number Verification Response code is received, Merchant shall print the authorization number or codes legibly, or otherwise ensure that it appears clearly, in the appropriate location on the sales slip.

(i)   If authorization is denied, Merchant shall not complete the transaction, shall follow any instructions from the authorization center, and, if so instructed, shall use its best efforts, through reasonable and peaceful means, to retain or recover the Card.

(j)   Merchant shall be liable to Bank, regardless of any authorization, if Merchant completes a transaction when the cardholder is present but does not have his Card or does not sign the sales slip, or if the signature on the sales slip does not match the signature appearing on the Card.

1.05         “Code 10: Authorizations.

(a)  Under any of the following circumstances, Merchant shall not honor the Card, shall use its best efforts, through reasonable and peaceful means, to retain or recover the Card, and shall call Bank’s “Code 10” operator to advise it of the pickup and receive mailing and other instructions:

(i)     the account number embossed on the face of the Card in not the same as any account number printed or encoded elsewhere on the Card;

(ii)    the four-digit number printed above the embossed account number is not the same as the first four digits of the account number;

(iii)   the account number embossed on the face of the Card is not the same as the account number displayed by any point-of-transaction terminal used in connection with the transaction.

(iv)   the customer’s signature on the sales slip does not appear to match the signature on the Card;

(v)   the customer’s photograph on the Card does not seem to match the appearance of the customer;

(vi)   the Card does not have an appropriate hologram, or other appropriate card security features, in the appropriate place;

(vii)  Merchant has reasonable grounds to believe that the Card is counterfeit, fraudulent, or stolen; or

(viii) there are other unusual or suspicious circumstances surrounding the transaction.

(b)  The obligation of Merchant to retain or recover a Card imposed by this or any other section of the Agreement does not authorize a breach of the peace or any injury to a person or property, and Merchant will hold Bank harmless from any claim arising from any injury to a person or property or other breach of the peace.

1.06         Completing the Transaction Record.

Except as otherwise provided below, when honoring a Card, Merchant shall:

(a)  include any conventional sale slip the transaction date, a description of the goods or services sold, and the price thereof (including any applicable taxes), in detail sufficient to identify the transaction;

(b)  If the transaction is initiated at a point-of-transaction terminal, include on the printer receipt:

(i)  the cardholder’s account number

(ii) Merchant’s name;

(iii) Merchant’s location;

(iv) the amount of the transaction;

(v) the date of the transaction;

(c)  obtain the signature of the customer on the sales slip, but only after the total transaction amount is included on the slip;

(d)  compare the signatures on the sales slip and the signature panel of the Card, if the Card has a photograph of the cardholder, ascertain that the customer resembles the person depicted in the photograph, and compare the account number embosses on the Card with the account number displayed on any point-of-transaction terminal being used, and if any of these identifications are uncertain or Merchant otherwise questions the validity of the Card, contact Bank’s authorization center for instructions;

(e)  imprint legibly on any conventional sales slip the embossed data from the Card and from the merchant imprinted plate, or note legibly on the sales slip sufficient detail to Identify the cardholder, the card issuer, and Merchant.

(f)  if Merchant is using a magnetic stripe reading terminal in connection with a transaction and that terminal is unable to read the Card’s magnetic stripe, complete and obtain the cardholder’s signature on a conventional sales slip for the transaction, and obtain an imprint on that slip as required under Section 1.06 (e) above (as an alternative to completing a conventional sales slip for a transaction such as this, Merchant may include an imprint of the Card directly on a blank portion of the sales slip produced by the electronic terminal); and

(g)  deliver a true and complete copy of the safes slip to the customer at the time of delivery of the goods or performance of the services or, in the case of transactions initiated at point-of-transaction terminals, at the time of the transaction.

Merch Initials

1.07         Multiple Transaction Records; Partial Consideration.

(a)  Merchant shall include all items of goods and services purchased in a single transaction in one total on a single transaction record, except the following instances:

(i)     the transaction involves purchases made in separate departments of a multi-department store;

(ii)    the transaction involves delayed or amended charges for lodging, cruise line, or vehicle rental transaction in which:

(A)   the cardholder consented in writing to be liable for such charges;

(B)   such charges consist of ancillary or corrected charges such as room charges, food or beverage charges, mileage charges, fuel charges, insurance fees, rental fees, taxes, or parking or other traffic tickets, and do not consist of charges for loss, theft, or damage; and

(C)   Merchant sends the cardholder a copy of the amended or add-on sales draft;

(iii)   the transaction involves the purchase of multiple items billed individually to the same account (for example, airline, passenger railway, or cruise line tickets purchased by one person but issued to different passengers) If separate authorizations are obtained for each item;

(iv)   the cardholder pays a portion of the transaction amount in cash or by check at the time of the transaction;

(v)   all or a portion of the goods or services are to be delivered or performed at a later date, and the cardholder signs two separate sales slips, one of which represents a deposit and the second of which represents payment of the balance, and the “balance” sales slip is completed only upon delivery of the goods or performance of the services; of the services; in which case Merchant agrees:

(A)   to note on the sales slip the words “Delayed Delivery” and the word “deposit” or “balance,” as appropriate;

(B)   if the total amount of the two slips exceeds the applicable floor limit, to obtain authorization number(s) and date(s) on the sales slips; and

(C)   not to present the “balance” sales slip until all the goods are delivered or all the services are performed;

(vi)   the cardholder is participating in an advance lodging or cruise line deposit transaction; or

(vii)  the cardholder is using an installment payment option offered in accordance with Section 1.08.

(b)  Merchant agrees not to divide a single transaction between two or more transaction records originated by a single Card to avoid obtaining an authorization.

1.08         Telephone Orders, Mail Orders, Preauthorized Orders, and Installment Orders.

(a)  If a Card transaction is made by telephone order (TO), mail order (MO), or preauthorized order (PO), the sales slip may be completed without a cardholder’s signature or a Card imprint, but Merchant shall:

(i)    ensure that the sales slip contains sufficient information to identify Merchant and the cardholder and that such information is printed in a legible manner; in the case of a conventional sales slip, such information shall include: Merchant’s name and address, the card issuer’sICAor BIN number and Card initials (if any), the account number, the expiration date and any effective date on the Card, the cardholder’s name, and any company name;

(ii)   print legibly on the signature line of the sales slip the letters “TO”, “MO”, or “PO” (“Recurring Transaction” for Visa transactions), as appropriate;

(iii)  for telephone and mail order transactions, include the expiration sate as part of any authorization inquiry; and

(iv)  be liable for the amount of any sales slip generated in a telephone, mail, or preauthorized transaction that proves to be uncollectible for any reason whatsoever.

(b)  Except as otherwise expressly provided herein, or in the Visa or MasterCard rules, as applicable, in any non-imprint transaction, Merchant shall be deemed to warrant the customer’s true identity as an authorized user of the Card, whether or not authorization is obtained, unless Merchant obtains and notes legibly on the sales slip independent evidence of the customer’s true identity.

(c)  In connection with a recurring transaction (or preauthorized order) pursuant to which goods or services are delivered to or performed for a cardholder periodically, Merchant agrees to the following conditions:

(i)    Merchant shall obtain a written request from the cardholder that the recurring transaction be charged to the cardholder’s account;

(ii)   The written request must specify the amount(s) of the recurring transaction(s) (unless the recurring transactions are to be for varying amounts), the frequency of the recurring charges, and the length of time for which the preauthorized order is to remain in effort;

(iii)  Before renewing a preauthorized order, Merchant shall obtain a subsequent written request from the cardholder containing the information listed above;

(iv)  Merchant shall retain the cardholder’s written authorization for as long as the preauthorized order is in effect and shall provide a copy to Bank upon request; and

(v)  Merchant shall not deliver goods or perform services covered by a preauthorized order after Merchant is advised that the preauthorization has been canceled or that the Card in not to be honored.

(d)  Merchant may offer cardholders an installment payment option for its mail/telephone order merchandise, subject to the following conditions:

(i)    Merchant’s promotional material shall clearly disclose the installment terms, including but not limited to:

(A)   whether the plan is available only for selected items or for the total amount of any order, and

(B)   how shipping and handling charges and applicable taxes will be billed. The material also shall advise cardholders who are not billed in the transaction currency or the Merchant that the installment billing amounts may vary due to fluctuations in the currency conversions rates.

(ii)   No finance charges may be added by Merchant. The sum of the installment transactions may not exceed the total sales price of the merchandise on a single-transaction basis.

(iii)  Authorization is required for each installment transaction; Merchant’s floor limit is zero.

(iv)  Merchant may not deposit the first installment transaction with Bank until the merchandise is shipped. Subsequent installment transactions must be deposited

(A)   at intervals of thirty (30) days or more, or

(B)   on the anniversary date of the transaction (i.e. the same date each month).

Merch Initials

1.09         Returns and Adjustments; Credit Slips.

(a)  If a Merchant maintains a policy of permitting refunds, exchanges, returns, or adjustments for cash customers, Merchant shall maintain the same policy for persons making purchases through use of a Card. Merchant may implement its refunds or return policy as long as Merchant discloses its policy at the time of a Card transaction by printing an appropriate notice (such as “No Refund,” “Exchange Only,” or “In Store Credit Only,” as appropriate) on all copies of the sale slip prior to obtaining the customer’s signature. The language regarding Merchant’s refund policy must be printed near the space for the cardholder’s signature in letters that are approximately ¼ inch in height.

(b)  Except as provided above, if Merchant accepts any goods for return, permits the termination or cancellation of any services, or allows any price adjustment (other than involuntary refunds required by applicable airline or other tariffs or otherwise by law) then Merchant shall not make any cash refund, but shall complete and deliver promptly to Bank a signed credit slip evidencing the refund or adjustment, and deliver to the cardholder a true and complete copy of the credit slip at the time the refund or adjustment is made. Merchant shall include on any conventional credit slip a brief description of the goods returned, services terminated or canceled, or refund or adjustment made, together with the date and amount of the credit in sufficient detail to identify the transaction. Merchant shall imprint or legibly reproduce on each conventional credit slip the embossed data from the Card and from Merchant’s imprinter plate. If the credit transaction is initiated at a point-of-transaction terminal, Merchant shall include on the printer receipt the information specified in Section 1.06(b) above. The amount of a credit slip cannot exceed the amount of the original transaction as reflected on the sales slip. Merchant may process a credit slip for a cardholder only if Merchant has previously completed a related transaction with the same cardholder.

(c)  Within ten (10) days of the date of the Agreement, Merchant shall provide Bank with a written description of Merchant’s refund or return policy.

1.10         Cash Payments.

Merchant shall not receive any payment from a cardholder with respect to charges included on any transaction record resulting from the use of any Card, nor receive any payments from a cardholder to prepare and present a credit slip for the purpose of effecting a deposit to the cardholder’s account.

1.11         Cash Advances.

(a)  Unless expressly authorized in writing by Bank, Merchant agrees not to make any cash advance to a cardholder, either directly or by deposit to the cardholder’s account

(b)  Money orders sent by wire, contributions to charitable and political organizations, tax payments, insurance premium payments, alimony and child support payments, and court costs and fines shall not be considered cash advances or withdrawals.

1.12         Release of Cardholder Account Information.

Merchant shall not, without the cardholder’s prior written consent, sell, purchase, provide, exchange, or otherwise disclose the cardholder’s name, account information, or other personal information, in any form, to any third party other than Bank, Merchant’s agents, or processing organizations for the purpose of assisting Merchant in its business, unless such disclosure is required by law. Merchant and its agents shall store all records containing cardholder account information in an area limited to selected personnel and, when destroying such records, shall do so in a manner that renders the account data unreadable.

1.13         Compliance with card Association Rules.

Merchant shall comply with, be subject to, and conduct its credit card activities in accordance with all applicable MasterCard and Visa rules and regulations, including those rules pursuant to which MasterCard and/or Visa may impose penalties and fines in investigation of Merchant at any time. Merchant shall pay, or reimburse Bank for its payment of, any fines or assessments imposed by MasterCard or Visa that relate to the credit card activities of Merchant.

1.14         Magnetic Stripe Reading Terminals.

Except as expressly noted otherwise herein, Merchant may use a magnetic stripe reading terminal to obtain authorizations and/or to capture and transmit transaction data. Merchant shall operate any such magnetic stripe reading terminal in accordance with applicable MasterCard and Visa specifications. Merchant shall not use any magnetic stripe reading terminal that prints or displays more information than that which is typically embossed on the front of a Card.

ARTICLE II -- PRESENTMENT, PAYMENT, AND CHARGEBACK

2.01         Transmission of Data.

In lieu of depositing paper sales slips and credit slips with Bank, Merchant may transmit to Bank, in the form of magnetic tape or electronic data, as specified by and acceptable to Bank, all data required by this Agreement to appear on the sales slip or credit slip. The term “sales data” as used in the Agreement shall include not only the information that appears on a paper sales slip, but also the information that is transmitted in the form of electronic data or magnetic tape in connection with a sales transaction. The tem “credit data” as used in the Agreement shall include not only the information that appears on a paper credit slip, but also the information that is transmitted in the form of electronic data or magnetic tape in connection with a credit transaction. All data transmitted shall be in a medium, form, and format approved in advance by Bank and shall be presorted and organized according to Bank’s instructions. All references to “sales slip” and “credit slips” in the Agreement, unless stated otherwise, shall be deemed to include, in addition to conventional sales slips and credit slips, the printer receipts produced in connection with transactions initiated at magnetic stripe reading terminals and other point-of-transaction terminals. The term “transaction record” as used in this agreement, shall be deemed to refer to sales slips, as applicable, and the data transmitted pursuant to those slips

Merch Initials

2.02         Presentment of Transaction Records to Bank.

(a)   Merchant may designate a third party (that does not have a direct agreement with Bank) as its agent for the purpose of delivering transactions data captured at the point of sale by such agent. If Merchant elects to use such third party as its agent for the direct delivery of data-captured transactions, Merchant agrees to the following conditions (for the purposes of this Section 2.02, “Merchant” includes any agent designated by Merchant as permitted under this section):

(i)   Merchant shall provide satisfactory notice to Bank that Merchant chooses to exercise the option specified above;

(ii)  The obligation of Bank to reimburse Merchant for transactions is limited to the amount (less the appropriate discount fee) delivered by Merchant’s designated agent to MasterCard and Visa; and

(iii)  Merchant is responsible for any failure by its agent to comply with all applicable rules and regulations of MasterCard and Visa.

(b)   Merchant shall present all sales data relevant to a transaction to Bank within the lesser of three (3) bank business days or five (5) calendar days after the date of the transaction, except that:

(i)   Merchant shall present no sales data until the goods have been delivered or the services have been performed and Merchant has otherwise performed all of its principal obligations to the customer in connection with the transaction; provided, however that

(A)    Merchant may present sales data for the full prepayment of services or custom-ordered merchandise prior to the performance of such services or the delivery of such merchandise of Merchant has disclosed to the customer the immediate billing of the transaction (such services or the delivery of such merchandise if Merchant has disclosed to the customer the immediate billing of the transaction (such sales data must be provided within five (5) calendar days after the date of the transaction, which for prepayment of services is the date of prepayment by the cardholder), and

(B)    Merchant must present sales data for delayed delivery transactions within five (5) calendar days of the deposit transaction and the due of the final payment transaction;

(ii)  when Merchant requests and receives authorization for delayed presentment and legibly prints on the sales slip the authorization number and the words “Delayed Presentment,” Merchant shall present the sales data within the period permitted for delayed presentment (not exceed thirty (30) calendar days);

(iii)  if Merchant is obligated by law to retain a sales slip or return it to a buyer upon timely cancellation, Merchant shall present the sales data within ten (10) bank business days after the date of the transaction; and

(iv) when Merchant has multiple locations or offices and accumulates transaction records at a central facility, Merchant shall present the transaction records to Bank within seven (7) bank business days after the date of the transaction.

(c)   Merchant shall deliver all credit data to Bank within the lesser of three (3) bank business days or five (5) calendar days after the credit transaction date, except that if Merchant has multiple locations as described in subsection (b) (iv) above, Merchant shall deliver the credit data to Bank within five (5) bank business days after the transaction date.

2.03         Prohibited Transactions; Factoring.

Merchant shall not present to Bank, directly or indirectly, any transaction record.

(a)   that is not the result of a transaction outside Merchant’s normal course of business, or that contains the account number of a Card account issued to Merchant;

(b)   representing a transaction that previously has been charged back to Bank and returned to Merchant, whether such presentment is made with or without the cardholder’s permission;

(c)   representing the refinancing or transfer of an existing cardholder obligation that is deemed to be uncollectible; or

(d)   representing a transaction arising from the dishonor of a cardholder’s personal check.

2.04         Acceptance and Discount.

Subject to the provisions of any warranty of Merchant the total amount represented by the transaction records less any discount agreed to by the parties. Any payment made by Bank to Merchant in connection with a transaction shall not become final until the expiration of the period during which the transaction could be charged back under the MasterCard or Visa rules.

2.05         Reserve to Cover Chargebacks.

At the sole option of Bank, Bank may withhold payment to Merchant of amounts otherwise payable under Section2.04 that are reasonably determined by Bank to be necessary to cover future chargebacks, credits, and other charges that may result from Merchant’s credit card activities. If Bank determines that the proceeds of Merchant’s future credit card sales are unlikely to cover anticipated chargebacks and credits (whether because this Agreement has been terminated or for any other reason), Bank may also prohibit the withdrawal by Merchant of some or all of Merchant’s funds then held on deposit with Bank.

2.06         Endorsement.

Merchant agrees that Merchant shall be deemed to have endorsed in Bank’s favor any transaction records that Merchant presents to Bank, and Merchant hereby authorizes Bank to supply such endorsement on Merchant’s behalf.

2.07         Prohibited Payments.

Merchant agrees that Bank has the sole right to receive payment through the Visa or MasterCard systems on any accepted transaction record as long as

(a)   Bank has paid Merchant he amount represented by the transaction record less the discount therefore and

(b)   Bank has not charged such transaction record back to Merchant. Unless specifically authorized in writing by Bank (such as with a chargeback) Merchant agrees not to make or attempt to make any collections from a cardholder on any transaction record. Merchant agrees to hold in trust for Bank any payment Merchant receives of all or part of the amount of any accepted transaction record, and promptly to deliver the same in kind to Bank as soon as received, together with the cardholder’s name and account number and any correspondence accompanying the payment.

Merch Initials

2.08         Chargebacks.

(a)  Under any one or more of the following circumstances, Bank may charge back to Merchant any transaction record that Bank has accepted, and Merchant shall repay Bank the amount represented by the transaction record;

(i)      The transaction record or any material information on a sales slip (such as the account number, expiration date of the Card, merchant description, transaction amount, or date) is illegible, incomplete, or otherwise indiscernible, is not endorsed, or is not delivered to Bank within the required time limits,

(ii)      the account number was listed in the electronic negative file on the transaction date and Merchant did not obtain authorization;

(iii)     The sales slip does not contain the imprint of a Card that was valid, effective, and unexpired on the transaction date, and such imprint or its handwritten equivalent is required under Section 1.06 (e) or 1.06 (f) above (if a handwritten equivalent of the imprint is contained on the sales slip, the sales slip may still be charged back to the Merchant);

(iv)    The transaction was one for which authorization, or prior authorization, was required and authorization, or prior authorization if necessary, was not obtained, or a valid authorization number is not correctly and legibly included on the transaction record;

(v)     The transaction record is a duplicate of an item previously paid, or is one of two or more transaction records generated in a single transaction in violation of this Agreement;

(vi)    The cardholder disputes the execution of the transaction record, the sake, delivery, quality, or performance of the goods or services purchased; or alleges that a credit adjustment was requested and refused; or alleges that a credit adjustment was issued by Merchant but not posted to the cardholder’s account;

(vii)    The price of the goods or services on the transaction record differs from the amount shown on the copy of the sales slip or the receipt delivered to the customer at the time of the transaction;

(viii)   Bank reasonably determines that Merchant has violated any term, condition, covenant, warranty, or other provision of the Agreement in connection with the transaction record or the transaction to which it relates;

(ix)    Bank reasonably determines that the transaction record is fraudulent or that the related transaction is not a bona fide transaction in Merchant’s ordinary course of business, or is subject to any claim of illegality cancellation, rescission, avoidance, or offset for any reason whatsoever, including without limitation negligence, fraud, or dishonesty on the part of Merchant or Merchant’s agents or employees;

(x)     The transaction record arises from a mail or telephone order transaction which the cardholder disputes entering into or authorizing, or which involves an account number that never existed or that has expired and has not been renewed;

(xi)    Merchant fails to provide Bank with a copy of the transaction record and other related documentary evidence in accordance with Section 3.05 of the Agreement; or

(xii)    In any other situation in which a transaction has been charged back to Bank in accordance with the chargeback rules established by MasterCard or Visa.

(b)  Bank may charge back a transaction in accordance with Section 2.08 (a) above even is an authorization was obtained in connection with the transaction (this subsection does not apply in the case of chargebacks that are based solely on the Merchant’s failure to obtain an authorization).

(c)  Bank shall, within a reasonable time following notice of chargeback of a transaction to Merchant, return to Merchant a copy of the sales slip or other documentation relating to the transaction or chargeback. If Merchant disputes the chargeback, Merchant shall notify Bank that Merchant is disputing the chargeback within five (5) bank business days of its receipt of documentation relating to the transaction or chargeback.

(d)  In a situation in which there is a chargeback for the amount less than the transaction amount. Bank shall chargeback only the disputed amount.

ARTICLE III -- Miscellaneous

3.01         Fees and Charges.

Merchant shall pay Bank all of the fees, charges, and other compensation specified on attached Schedule 1. Schedule 1 may be amended by Bank, from time to time, in accordance with Section 3.09 below.

3.02         Imprinters. Terminals, and Other Equipment.

Merchant shall keep any imprinter(s), terminal(s), and other equipment used to process card transactions in good working order and shall notify Bank prior to any change of the imprinted or programmed information.

3.03         Forms.

Merchant shall use only such forms or modes of transmission of sales data and credit data as are provided or approved in advance by Bank, and Merchant shall not use forms or equipment provided by Bank other than in connection with Card transmissions completed hereunder.

3.04         Records.

Merchant shall retain either the original or a legible microfilm copy of both sides of all sales slips and credit slips (and a copy of any other transaction record) for at least three (3) years after the date when Merchant presents the transaction data to Bank.

3.05         Requests for Copies.

Within five (5) days of receipt of any request therefore by Bank, Merchant shall provide to Bank either a copy of the original paper transmission record or a copy of the microfilmed version thereof (in size comparable to the original paper transaction record), any other documentary evidence available to Merchant and reasonably requested by Bank to meet its obligations under law (including its obligations under the Fair Credit Billing Act) or otherwise to respond to questions concerning cardholder accounts.

3.06         Compliance with Law.

Merchant shall comply with all laws applicable to Merchant, Merchant’s business, and any Card transaction, including without limitation all state and federal consumer credit card and consumer protection statutes and regulations.

3.07         Indemnification.

Merchant agrees to hold bank harmless from, and indemnify Bank against, all claims, losses, damages, and liabilities, including attorney’s fees and other costs of defense, that relate to or result from any alleged violation by Merchant of any applicable law or regulation or any action of Merchant in connection with a Card transaction subject to the Agreement.

Merch Initials

3.08         Modification.

This Agreement is subject to such modifications, changes, and additions as may be required, or deemed by Bank to be required, by reason of any state or federal statute, judicial decision, MasterCard or visa rule or regulation, or the regulation or ruling of any federal agency having jurisdiction over Bank or Merchant Such modifications, changes, and additions shall be effective upon notice given by Bank to Merchant.

3.09         Amendment.

Bank may amend this Agreement at any time by mailing written notice to Merchant of any amendment at least ten (10) days prior to the effective date of the amendment and the amendment shall become effective on the date specified unless Bank receives Merchant’s notice of termination of the Agreement before such effective date.

3.10         Liability.

Bank’s liability to Merchant with respect to any card transaction shall note exceed the amount represented by the transaction record in connection with that transaction less any applicable discount, and Bank shall in no event be liable for any incidental or consequential damages whatsoever.

3.11         Electronic Negative File.

Bank shall not be liable to Merchant for errors in the electronic negative file provided to Merchant for Merchant’s failure to review, in accordance with this Agreement, the file provided to Merchant. Merchant shall notify Bank of any difficulty in accessing the electronic negative file.

3.12         Termination.

If Merchant terminates this Agreement prior to the expiration of the initial term of three (3) years, Monterey County Bank will assess an early termination fee in the amount of $5250.00 or the balance due for the remainder of the contract period whichever is greater. Merchant must provide thirty (30) days advanced written notice for cancellation of services. Bank however may terminate this Agreement without prior notice in the event Merchant is or becomes bankrupt or is unable to pay its debts as they become due, or if Bank reasonably determines that Merchant has violated any term, condition, covenant, or warranty of this Agreement, or if Bank determines in its sole discretion that Merchant has abused its privileges under this Agreement. Upon the effective date of any such termination, Merchant’s rights hereunder to make Card transactions, to deposit transaction records with Bank, and to use sales slip forms, credit t slip forms, promotional material, and any other items provided by Bank hereunder shall cease, but Merchant obligations in connection with any transaction record accepted by Bank (whether before or after such termination), including without limitation Merchant’s chargeback obligations, shall survive such termination.

3.13         Right of Setoff.

Bank has the right of setoff against any deposit account that Merchant maintains with Bank to satisfy any obligations of Merchant to Bank.

3.14         Security Interest.

Merchant hereby grants a security interest in any deposit account that Merchant now or hereafter has with Bank, in all finds in any such account, all writings evidencing any such account, and all proceeds of the foregoing, to secure Merchant’s existing and future obligations to Bank under this Agreement. Merchant agrees to take such actions as may be required, from time to time, to establish and maintain such security interest as perfected first lien of interest. For purposes of this provision, any failure by Merchant to pay Bank amount of any transaction that Bank has charged back to Merchant or any other amount owed by Merchant to Bank under this Agreement shall constitute a default by Merchant. Upon any such default, Bank shall have all rights and remedies provided by law, including the right to enforce its security interest by applying all finds in any account held by Bank to any and all of Merchant’s indebtedness to Bank.

3.15         Credit and Financial Information.

Merchant authorizes Bank to obtain, from time to time, credit, financial, and other information regarding Merchant from other persons or entities, such as credit reporting agencies. Merchant also authorizes Bank to provide to others Information regarding Merchant.

3.16         Change in Transmission Method.

The means of transmission indicated at the end of this Agreement shall be the exclusive means utilized by Merchant for the transmission of sales data or credit data to Bank. Merchant shall give Bank at least thirty (30) days prior written notice of Merchant’s desire to deliver and deposit actual sales slips and credit slips or otherwise to alter in any material respect Merchant’s medium of transmission of sales data and credit data to Bank. Following termination, Merchant shall upon request provide Bank with all original and microfilm copies required to be retained as of the date of transmission.

3.17         Notices.

All notices, demands, and other communications required or permitted hereunder shall be deemed to have been duly given if delivered by hand, sent by telefacsimile or mailed, postage prepaid, certified, registered or first-class mail, and addressed to:

Bank at:	Merchant at:
Monterey County Bank
601 Munras Avenue
Monterey. CA 93940
Attn: Merchant Department
Attn:

Notice of change of address shall be effective only when given in accordance with this Section. All notices complying with this Section shall be deemed to have been received on the date of delivery or on the third (3rd) business day after mailing.

3.18         Supplementary Documents.

Reference to “this Agreement” includes any valid schedules, addendas, and amendments hereto.

3.19         Entire Agreement.

The parties intend that the terms of this Agreement, including any attached schedules and addenda, shall be the final expression of their agreement with respect to the subject matter hereof and may not be contradicted by evidence of any prior or contemporaneous agreement. The parties further intend that this Agreement shall constitute the complete and exclusive statement of its terms and that no extrinsic evidence whatsoever maybe introduced in any judicial, administrative, or other legal proceedings involving this Agreement.

Merch Initials

3.20         Waiver.

No failure to exercise and no delay in exercising any right, remedy, or power under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, or power hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, or power provided herein or by law or in equity. The waiver by either party of the time for performance of any condition hereunder does not constitute a waiver of the act or condition itself.

3.21         Successors and Assigns.

This Agreement shall be binding upon and shall inure to the benefit of the parties and their respected successors and assigns. Notwithstanding the foregoing, Merchant shall not assign, sell, transfer, delegate, or otherwise dispose of, whether voluntarily or involuntarily, or by operation of law, any right or obligation under this Agreement without the written consent of Bank. Any purported assignment, sale, transfer, delegation, or other disposition in violation of this Section shall be null and void.

3.22         Choice of Law.

The validity, interpretation, enforceability, and performance of this Agreement shall be governed by and construed in accordance with the law of the State of California.

3.23         Legal Fees and Fines.

Merchant shall be responsible for all legal expense related to the collection of fees, the return of bank owned equipment, and the collection of disputed and charged back transactions. Card Association Fines due to a Merchant’s activity shall be doubled and paid by Merchant.

3.24         Merchant’s Employees.

For purposes of this Agreement, Merchant shall be responsible for the actions of all its employees while in its employment.

3.25         Merchant Guaranty Provision.

The person(s) signing this Agreement on behalf of the Merchant applicant unconditionally personally guaranty payment to Bank for all amounts, including over drafts, interest, attorneys’ fees incurred under this Merchant Account Agreement. Guarantor must pay all amounts due under the Merchant Account Agreement when Bank makes written demand on Guarantor. Bank is not required to seek payment from any other source before demanding payment from Guarantor. Guarantor waives any rights of subrogation, reimbursement, indemnification and contribution and any other rights and defenses that are or may become available to the guarantor by reason of California Civil Code Sections 2787 through 2855 and Code of Civil procedure Sections 580a, 580b and 726. Guarantor shall pay all attorneys’ fees incurred by Bank in enforcing the obligations under this Guaranty.

IN WITNESS WHEREOF, Bank and Merchant have caused their duly authorized representatives to execute this Agreement as of the date set forth below the signature of each.

Cards subject to this Agreement (“Cards”)

MasterCard Cards (including any other MasterCard International Inc. Cards having the MasterCard logo)

Visa Cards (including any other Visa U.S.A Inc. and Visa International Service Association having the Visa logo)

Other Cards as follows: ☒ None    ___________________________    ___________________________

Medium of Transmission:	Attachments and Appendices:
☐ Magnetic Tape	Schedule 1 Attached
☒ Electronic Terminal Transmission
☐ ARU

BANK			MERCHANT

Monterey County Bank
Name			Name

601 Munras Avenue
Address			Address

Monterey,	CA	93940
City,	State	Zip	City,	State	Zip

Signature			Signature
Print Name			Print Name
Title			Title
Date			Date

Signature
Print Name
Title
Date

MONTEREY COUNTY BANK MERCHANT PROCESSING AGREEMENT

In consideration of the mutual covenants herein, Monterey County Bank (“Bank”) and the undersigned merchant (“Merchant”) have agreed as follows as of the date of acceptance by Bank’s authorized representative noted below:

ARTICLE I -- CARD TRANSACTIONS

1.01         Honoring Cards.

(a)   Merchant shall honor all valid cards of the type(s) checked below (“Cards”) when properly presented by customers in connection with bona fide, legitimate business transactions. Merchant shall not engage in acceptance practices that discriminate against, or discourage the use of, any particular brand of Card. If Merchant does not deal with the public at large (such as in the case of a private club), Merchant shall be deemed to have complied with this non-discrimination rule if it honors all valid Cards of cardholder who have purchasing privileges or memberships with Merchant.

(b)   Merchant shall not require, through an increase in price or otherwise, any cardholder to pay any surcharge at the time of sale or to pay any part of any charge imposed on Merchant by Bank (discounts for payment in cash, however, are permitted).

(c)   Merchant shall not establish minimum or maximum transaction amounts.

(d)   Merchant shall not require a cardholder to provide personal identification information such as telephone number, address, or driver’s license number as a condition of honoring any Card, unless such information is necessary to complete a particular transaction (e.g., address information in a mall order transaction) or is required in connection with the transaction by MasterCard International Inc. (“MasterCard”), VisaU.S.A.Inc (“Visa”), the card issuer, or Bank; provided, however, that any such information may only be collected to the extent permitted by applicable law, regulation or rule.

1.02         Advertising.

(a)   Merchant shall display adequately the appropriate Visa and/or MasterCard marks or logotypes on any advertising or promotional materials provided or required by Bank to inform the public that Cards will be honored at Merchant’s place of business. Such displays, however, are not required of private clubs and other merchants that do not deal with the general public, vehicle leasing companies at airport locations, transportation companies subject to federal or foreign government regulation, or other merchants expressly exempted from this requirement by MasterCard and/or Visa, as applicable.

(b)   Merchant shall not display or use advertising or promotional materials containing Bank’s name or symbol which might cause a customer to assume that Merchant honors only Cards issued by Bank.

(c)   Merchant shall have the right to use or display the proprietary names and symbols associated with Cards only while the Agreement is in effect or until Merchant is notified by Bank or any appropriate bankcard organization to cease such usage.

(d)   Merchant shall comply with all applicable MasterCard and visa rules and regulations concerning the use of service marks and copyrights owned by MasterCard or Visa.

(e)   Merchant shall use the proprietary names and symbols associated with Cards only to indicate that Cards are accepted for payment and shall not indicate, directly or indirectly, that Bank, MasterCard, Visa or any bankcard organization endorses Merchant’s products or services.

(f)    Merchant shall not refer to MasterCard or Visa in stating eligibility for its products, services, or memberships.

1.03         Card Examination.

(a)   Merchant shall not engage in a transaction (other than a mail order, telephone order, or preauthorized transaction) with a cardholder who fails to present the Card that is indicated to be used to complete the transaction.

(b)   Merchant shall not honor any Card that is not yet effective or that has expired.

(i)     check the effective date (if any) and the expiration date on the Card.

(ii)    examine any card features (such as the characteristics and placement of the hologram and signature panel) included on the Card;

(iii)   compare the embossed account number on the face of the Card with any account number printed or encoded elsewhere on the Card and, in the case of a transaction in which a magnetic stripereading terminal is used, with the account number displayed and/or printed by the terminal, and compare the customer’s photograph on the Card with the appearance of the customer; and

(iv)   if the transaction does not require authorization under Section 1.04 below, check the account number on the Card against the most current electronic negative file provided jointly by MasterCard and Visa, the National Card Recovery File (which must be checked if Merchant uses such File), or any other applicable file, record, list, or verification service maintained by or provided to Merchant.

(d)   If the account number on the Card appears in the electronic negative file or any similar resource, if the Card is expired, or if the Card is an unexpired Card that does not have the appropriate card security features, such as the correct characteristics and placement of the hologram and signature panel, Merchant shall not honor the Card, shall use its best efforts, through reasonable and peaceful means, to retain or recover the Card, and shall call Bank’s designated authorization center to advise it of the pickup and to receive mailing and other instructions.

1.04         Authorization.

(a)   Merchant shall retain the Card while making an authorization request.

(b)   Before honoring any Card, Merchant shall request authorization from Bank’s designated authorization center if;

(i)     the total amount of the transaction (including any applicable taxes) exceeds the floor limit then applicable to the transaction (for hotel, motel, cruise line and vehicle leasing transactions, Merchant shall estimate the amount of the transaction based upon the customer’s intended length of stay or rental or intended purchase of goods or services aboard ship, and request authorization if the transaction amount exceeds the applicable floor limit; upon check-out, disembarkation or return of the rental vehicle, additional authorization must be obtained and recorded for charges actually incurred in excess of the estimated amount authorized if the total amount of the transaction exceeds the applicable floor limit or the sum of the previously authorized amounts plus 15%; when multiple airline or passenger railway tickets are purchases at the same time using the same account number, Merchant may obtain authorization for each ticket individually; when a transaction is completed in partial payment of a purchase, authorization is required for the portion of the purchase affected with the Card, regardless of the applicable floor limit);

(ii)    Merchant desires to make a delayed presentment of the transaction record;

(iii)   in a transaction (other than a mail or telephone order transaction) involving a conventional sales slip, the sales slip is not or cannot be imprinted with the card or with the merchant plate; or

(iv)   the signature panel on the Card does not contain the customer’s signature.

(c)   if the authorization is being obtained for a reason other than the fact the amount of the transaction exceeds the applicable floor limit, Merchant shall contact a voice operator to obtain the authorization, inform the operator of the specific reason for the authorization request, and await instructions.

(d)   Except as otherwise expressly permitted or required under this Agreement, or under the Visa or MasterCard rules, as applicable, Merchant shall obtain any required authorization

(i)     on the same date as the transaction,

(ii)    prior to the completion of the transaction, and

(iii)   in the total amount of the transaction.

(e)   In a case in which the card is not signed, Merchant shall, in addition to obtaining an authorization in accordance with Sections 1.04 (b) (iv) and 1.04 (c) above, ask the cardholder for current, positive identification (such as a passport or driver’s license) that bears the cardholder’s signature, indicate such positive identification (including any serial number and expiration date) on the transaction record, and require the cardholder to sign the card.

(f)    In a restaurant transaction, an authorization is valid if the transaction amount is no less that 80% and no more than 120% of the authorized amount. If the transaction amount is more than 120% of the authorized amount, an additional authorization must be obtained.

(g)   In a mail or telephone order transaction in which goods are to be shipped or delivered to the cardholder, an authorization is valid if

(i)     the transaction amount is not mare than 115% of the authorized amount and

(ii)    any amount by which the transaction amount exceeds the authorization amount represents shipping costs. In addition, such an authorization may be obtained up to seven (7) calendar days prior to the transaction date (which is the shipment date).

(h)   If authorization is granted or a positive Account Number Verification Response code is received, Merchant shall print the authorization number or codes legibly, or otherwise ensure that it appears clearly, in the appropriate location on the sales slip.

(i)     If authorization is denied, Merchant shall not complete the transaction, shall follow any instructions from the authorization center, and, if so instructed, shall use its best efforts, through reasonable and peaceful means, to retain or recover the Card.

(j)     Merchant shall be liable to Bank, regardless of any authorization, if Merchant completes a transaction when the cardholder is present but does not have his Card or does not sign the sales slip, or if the signature on the sales slip does not match the signature appearing on the Card.

1.05         “Code 10: Authorizations.

(a)   Under any of the following circumstances, Merchant shall not honor the Card, shall use its best efforts, through reasonable and peaceful means, to retain or recover the Card, and shall call Bank’s “Code 10” operator to advise it of the pickup and receive mailing and other instructions:

(i)      the account number embossed on the face of the Card in not the same as any account number printed or encoded elsewhere on the Card;

(ii)      the four-digit number printed above the embossed account number is not the same as the first four digits of the account number;

(iii)     the account number embossed on the face of the Card is not the same as the account number displayed by any point-of-transaction terminal used in connection with the transaction.

(iv)    the customer’s signature on the sales slip does not appear to match the signature on the Card;

(v)     the customer’s photograph on the Card does not seem to match the appearance of the customer;

(vi)    the Card does not have an appropriate hologram, or other appropriate card security features, in the appropriate place;

(vii)    Merchant has reasonable grounds to believe that the Card is counterfeit, fraudulent, or stolen; or

(viii)   there are other unusual or suspicious circumstances surrounding the transaction.

(b)   The obligation of Merchant to retain or recover a Card imposed by this or any other section of the Agreement does not authorize a breach of the peace or any injury to a person or property, and Merchant will hold Bank harmless from any claim arising from any injury to a person or property or other breach of the peace.

1.06         Completing the Transaction Record.

Except as otherwise provided below, when honoring a Card, Merchant shall:

(a)   include any conventional sale slip the transaction date, a description of the goods or services sold, and the price thereof (including any applicable taxes), in detail sufficient to identify the transaction;

(b)   if the transaction is initiated at a point-of-transaction terminal, include on the printer receipt:

(i)     the cardholder’s account number

(ii)    Merchant’s name;

(iii)   Merchant’s location;

(iv)   the amount of the transaction;

(v)   the date of the transaction;

(c)   obtain the signature of the customer on the sales slip, but only after the total transaction amount is included on the slip;

(d)   compare the signatures on the sales slip and the signature panel of the Card, if the Card has a photograph of the cardholder, ascertain that the customer resembles the person depicted in the photograph, and compare the account number embosses on the Card with the account number displayed on any point-of-transaction terminal being used, and if any of these identifications are uncertain or Merchant otherwise questions the validity of the Card, contact Bank’s authorization center for instructions;

(e)   imprint legibly on any conventional sales slip the embossed data from the Card and from the merchant imprinted plate, or note legibly on the sales slip sufficient detail to identify the cardholder, the card issuer, and Merchant.

(f)    if Merchant is using a magnetic stripe reading terminal in connection with a transaction and that terminal is unable to read the Card’s magnetic stripe, complete and obtain the cardholder’s signature on a conventional sales slip for the transaction, and obtain an imprint on that slip as required under Section 1.06 (e) above (as an alternative to completing a conventional sales slip for a transaction such as this, Merchant may include an imprint of the Card directly on a blank portion of the sales slip produced by the electronic terminal); and

(g)   deliver a true and complete copy of the sales slip to the customer at the time of delivery of the goods or performance of the services or, in the case of transactions initiated at point-of-transaction terminals, at the time of the transaction.

1.07         Multiple Transaction Records: Partial Consideration.

(a)   Merchant shall include all items of goods and services purchased in a single transaction in one total on a single transaction record, except the following instances:

(i)     the transaction Involves purchases made in separate departments of a multi-department store;

(ii)    the transaction involves delayed or amended charges for lodging, cruise line, or vehicle rental transaction in which:

(A)   the cardholder consented in writing to be liable for such charges;

(B)   such charges consist of ancillary or corrected charges such as room charges, food or beverage charges, mileage charges, fuel charges, insurance fees, rental fees, taxes, or parking or other traffic tickets, and do not consist of charges for loss, theft, or damage; and

(C)   Merchant sends the cardholder a copy of the amended or add-on safes draft;

(iii)   the transaction involves the purchase of multiple items billed individually to the same account (for example, airline, passenger railway, or cruise line tickets purchased by one person but issued to different passengers) If separate authorizations are obtained for each item;

(iv)   the cardholder pays a portion of the transaction amount in cash or by check at the time of the transaction;

(v)   all or a portion of the goods or services are to be delivered or performed at a later date, and the cardholder signs two separate sales slips, one of which represents a deposit and the second of which represents payment of the balance, and the “balance” sales slip is completed only upon delivery of the goods or performance of the services; of the services; in which case Merchant agrees:

(A)   to note on the sales slip the words “Delayed Delivery” and the word “deposit” or “balance,” as appropriate;

(B)   if the total amount of the two slips exceeds the applicable floor limit, to obtain authorization number(s) and date(s) on the sales slips; and

(C)   not to present the “balance” sales slip until all the goods are delivered or all the services are performed;

(vi)   the cardholder is participating in an advance lodging or cruise line deposit transaction; or

(vii)  the cardholder is using an installment payment option offered in accordance with Section 1.08.

(b)   Merchant agrees not to divide a single transaction between two or more transaction records originated by a single Card to avoid obtaining an authorization.

1.08         Telephone Orders, Mail Orders. Preauthorized Orders, and Installment Orders.

(a)   If a Card transaction is made by telephone order (TO), mail order (MO), or preauthorized order (PO), the sales slip may be completed without a cardholder’s signature or a Card imprint, but Merchant shall:

(i)     ensure that the sales slip contains sufficient information to identify Merchant and the cardholder and that such information is printed in a legible manner; in the case of a conventional sales slip, such information shall include: Merchant’s name and address, the card issuer’s]CAor BIN number and Card initials (if any), the account number, the expiration date and any effective date on the Card, the cardholder’s name, and any company name;

(ii)    print legibly on the signature line of the sales slip the letters “TO”, “MO”, or “PO” (“Recurring Transaction” for Visa transactions), as appropriate;

(iii)   for telephone and mail order transactions, include the expiration sate as part of any authorization inquiry; and

(iv)   be liable for the amount of any sales slip generated in a telephone, mail, or preauthorized transaction that proves to be uncollectible for any reason whatsoever.

(b)   Except as otherwise expressly provided herein, or in the Visa or MasterCard rules, as applicable, in any non-imprint transaction, Merchant shall be deemed to warrant the customer’s true identity as an authorized user of the Card, whether or not authorization is obtained, unless Merchant obtains and notes legibly on the sales slip independent evidence of the customer’s true identity.

(c)   In connection with a recurring transaction (or preauthorized order) pursuant to which goods or services are delivered to or performed for a cardholder periodically, Merchant agrees to the following conditions:

(i)     Merchant shall obtain a written request from the cardholder that the recurring transaction be charged to the cardholder’s account;

(ii)    The written request must specify the amount(s) of the recurring transaction(s) (unless the recurring transactions are to be for varying amounts), the frequency of the recurring charges, and the length of time for which the preauthorized order is to remain in effort;

(iii)   Before renewing a preauthorized order, Merchant shall obtain a subsequent written request from the cardholder containing the information listed above;

(iv)   Merchant shall retain the cardholder’s written authorization for as long as the preauthorized order is in effect and shall provide a copy to Bank upon request; and

(v)   Merchant shall not deliver goods or perform services covered by a preauthorized order after Merchant is advised that the preauthorization has been canceled or that the Card in not to be honored.

(d)   Merchant may offer cardholders an installment payment option for its mail/telephone order merchandise, subject to the following conditions:

(i)     Merchant’s promotional material shall clearly disclose the installment terms, including but not limited to:

(A)   whether the plan is available only for selected items or for the total amount of any order, and

(B)   how shipping and handling charges and applicable taxes will be billed. The material also shall advise cardholders who are not billed in the transaction currency or the Merchant that the installment billing amounts may vary due to fluctuations in the currency conversions rates.

(ii)    No finance charges may be added by Merchant. The sum of the installment transactions may not exceed the total sales price of the merchandise on a single-transaction basis.

(iii)   Authorization is required for each installment transaction; Merchant’s floor limit is zero.

(iv)   Merchant may not deposit the first installment transaction with Bank until the merchandise is shipped. Subsequent installment transactions must be deposited

(A)        at intervals of thirty (30) days or more, or

(B)         on the anniversary date of the transaction (i.e. the same date each month).

1.09         Returns and Adjustments; Credit Slips.

(a)   If a Merchant maintains a policy of permitting refunds, exchanges, returns, or adjustments for cash customers, Merchant shall maintain the same policy for persons making purchases through use of a Card. Merchant may implement its refunds or return policy as long as Merchant discloses its policy at the time of a Card transaction by printing an appropriate notice (such as “No Refund,” “Exchange Only,” or “In Store Credit Only,” as appropriate) on all copies of the sale slip prior to obtaining the customer’s signature. The language regarding Merchant’s refund policy must be printed near the space for the cardholder’s signature in letters that are approximately 1/4 inch in height.

(b)   Except as provided above, if Merchant accepts any goods for return, permits the termination or cancellation of any services, or allows any price adjustment (other than involuntary refunds required by applicable airline or other tariffs or otherwise by law) then Merchant shall not make any cash refund, but shall complete and deliver promptly to Bank a signed credit slip evidencing the refund or adjustment, and deliver to the cardholder a true and complete copy of the credit slip at the time the refund or adjustment is made. Merchant shall include on any conventional credit slip a brief description of the goods returned, services terminated or canceled, or refund or adjustment made, together with the date and amount of the credit in sufficient detail to identify the transaction. Merchant shall imprint or legibly reproduce on each conventional credit slip the embossed data from the Card and from Merchant’s imprinter plate. If the credit transaction is initiated at a point-of-transaction terminal, Merchant shall include on the printer receipt the information specified in Section 1.06(b) above. The amount of a credit slip cannot exceed the amount of the original transaction as reflected on the sales slip. Merchant may process a credit slip for a cardholder only if Merchant has previously completed a related transaction with the same cardholder.

(c)   Within ten (10) days of the date of the Agreement, Merchant shall provide Bank with a written description of Merchant’s refund or return policy.

1.10         Cash Payments.

Merchant shall not receive any payment from a cardholder with respect to charges included on any transaction record resulting from the use of any Card, nor receive any payments from a cardholder to prepare and present a credit slip for the purpose of effecting a deposit to the cardholder’s account.

1.11         Cash Advances.

(a)   Unless expressly authorized in writing by Bank, Merchant agrees not to make any cash advance to a cardholder, either directly or by deposit to the cardholder’s account.

(b)   Money orders sent by wire, contributions to charitable and political organizations, tax payments, insurance premium payments, alimony and child support payments, and court costs and fines shall not be considered cash advances or withdrawals.

1.12         Release of Cardholder Account information.

Merchant shall not, without the cardholder’s prior written consent, sell, purchase, provide, exchange, or otherwise disclose the cardholder’s name, account information, or other personal information, in any form, to any third party other than Bank, Merchant’s agents, or processing organizations for the purpose of assisting Merchant in its business, unless such disclosure is required by law. Merchant and its agents shall store all records containing cardholder account information in an area limited to selected personnel and, when destroying such records, shall do so in a manner that renders the account data unreadable.

1.13         Compliance with card Association Rules.

Merchant shall comply with, be subject to, and conduct its credit card activities in accordance with all applicable MasterCard and Visa rules and regulations, including those rules pursuant to which MasterCard and/or Visa may impose penalties and fines in investigation of Merchant at any time. Merchant shall pay, or reimburse Bank for its payment of, any fines or assessments imposed by MasterCard or Visa that relate to the credit card activities of Merchant.

1.14         Magnetic Stripe Reading Terminals.

Except as expressly noted otherwise herein, Merchant may use a magnetic stripe reading terminal to obtain authorizations and/or to capture and transmit transaction data. Merchant shall operate any such magnetic stripe reading terminal in accordance with applicable MasterCard and Visa specifications. Merchant shall not use any magnetic stripe reading terminal that prints or displays more information than that which is typically embossed on the front of a Card.

ARTICLE II -- PRESENTMENT, PAYMENT, AND CHARGEBACK

2.01         Transmission of Data.

In lieu of depositing paper sales slips and credit slips with Bank, Merchant may transmit to Bank, in the form of magnetic tape or electronic data, as specified by and acceptable to Bank, all data required by this Agreement to appear on the sales slip or credit slip. The term “sales data” as used in the Agreement shall include not only the information that appears on a paper sales slip, but also the information that is transmitted in the form of electronic data or magnetic tape in connection with a sales transaction. The tem “credit data” as used in the Agreement shall include not only the information that appears on a paper credit slip, but also the information that is transmitted in the form of electronic data or magnetic tape in connection with a credit transaction. All data transmitted shall be in a medium, form, and format approved in advance by Bank and shall be presorted and organized according to Bank’s instructions. All references to “sales slip” and “credit slips” in the Agreement, unless stated otherwise, shall be deemed to include, in addition to conventional sales slips and credit slips, the printer receipts produced in connection with transactions initiated at magnetic stripe reading terminals and other point-of-transaction terminals. The term “transaction record” as used in this agreement, shall be deemed to refer to sales slips, as applicable, and the data transmitted pursuant to those slips

2.02         Presentment of Transaction Records to Bank.

(a)   Merchant may designate a third party (that does not have a direct agreement with Bank) as its agent for the purpose of delivering transactions data captured at the point of sale by such agent. If Merchant elects to use such third party as its agent for the direct delivery of data-captured transactions, Merchant agrees to the following conditions (for the purposes of this Section 2.02, “Merchant” includes any agent designated by Merchant as permitted under this section):

(i)     Merchant shall provide satisfactory notice to Bank that Merchant chooses to exercise the option specified above;

(ii)    The obligation of Bank to reimburse Merchant for transactions is limited to the amount (less the appropriate discount fee) delivered by Merchant’s designated agent to MasterCard and Visa; and

(iii)   Merchant is responsible for any failure by its agent to comply with all applicable rules and regulations of MasterCard and Visa.

(b)   Merchant shall present all sales data relevant to a transaction to Bank within the lesser of three (3) bank business days or five (5) calendar days after the date of the transaction, except that:

(i)     Merchant shall present no sales data until the goods have been delivered or the services have been performed and Merchant has otherwise performed all of its principal obligations to the customer in connection with the transaction; provided, however that

(A)   Merchant may present sales data for the full prepayment of services or custom-ordered merchandise prior to the performance of such services or the delivery of such merchandise of Merchant has disclosed to the customer the immediate billing of the transaction (such services or the delivery of such merchandise if Merchant has disclosed to the customer the immediate billing of the transaction (such sales data must be provided within five (5) calendar days after the date of the transaction, which for prepayment of services is the date of prepayment by the cardholder), and

(B)   Merchant must present sales data for delayed delivery transactions within five (5) calendar days of the deposit transaction and the due of the final payment transaction;

(ii)    when Merchant requests and receives authorization for delayed presentment and legibly prints on the sales slip the authorization number and the words “Delayed Presentment,” Merchant shall present the sales data within the period permitted for delayed presentment (not exceed thirty (30) calendar days);

(iii)   if Merchant is obligated by law to retain a sales slip or return it to a buyer upon timely cancellation, Merchant shall present the sales data within ten (10) bank business days after the date of the transaction; and

(iv)   when Merchant has multiple locations or offices and accumulates transaction records at a central facility, Merchant shall present the transaction records to Bank within seven (7) bank business days after the date of the transaction.

(c)   Merchant shall deliver all credit data to Bank within the lesser of three (3) bank business days or five (5) calendar days after the credit transaction date, except that if Merchant has multiple locations as described in subsection (b) (iv) above, Merchant shall deliver the credit data to Bank within five (5) bank business days after the transaction date.

2.03         Prohibited Transactions; Factoring.

Merchant shall not present to Bank, directly or indirectly, any transaction record.

(a)   that is not the result of a transaction outside Merchant’s normal course of business, or that contains the account number of a Card account issued to Merchant;

(b)   representing a transaction that previously has been charged back to Bank and returned to Merchant, whether such presentment is made with or without the cardholder’s permission;

(c)   representing the refinancing or transfer of an existing cardholder obligation that is deemed to be uncollectible; or

(d)   representing a transaction arising from the dishonor of a cardholder’s personal check.

2.04         Acceptance and Discount.

Subject to the provisions of any warranty of Merchant the total amount represented by the transaction records less any discount agreed to by the parties. Any payment made by Bank to Merchant in connection with a transaction shall not become final until the expiration of the period during which the transaction could be charged back under the MasterCard or Visa rules.

2.05         Reserve to Cover Chargebacks.

At the sole option of Bank, Bank may withhold payment to Merchant of amounts otherwise payable under Section2.04 that are reasonably determined by Bank to be necessary to cover future chargebacks, credits, and other charges that may result from Merchant’s credit card activities. If Bank determines that the proceeds of Merchant’s future credit card sales are unlikely to cover anticipated chargebacks and credits (whether because this Agreement has been terminated or for any other reason), Bank may also prohibit the withdrawal by Merchant of some or all of Merchant’s funds then held on deposit with Bank.

2.06         Endorsement.

Merchant agrees that Merchant shall be deemed to have endorsed in Bank’s favor any transaction records that Merchant presents to Bank, and Merchant hereby authorizes Bank to supply such endorsement on Merchant’s behalf.

2.07         Prohibited Payments.

Merchant agrees that Bank has the sole right to receive payment through the Visa or MasterCard systems on any accepted transaction record as long as

(a)   Bank has paid Merchant he amount represented by the transaction record less the discount therefore and

(b)   Bank has not charged such transaction record back to Merchant. Unless specifically authorized in writing by Bank (such as with a chargeback) Merchant agrees not to make or attempt to make any collections from a cardholder on any transaction record. Merchant agrees to hold in trust for Bank any payment Merchant receives of all or part of the amount of any accepted transaction record, and promptly to deliver the same in kind to Bank as soon as received, together with the cardholder’s name and account number and any correspondence accompanying the payment.

2.08         Chargebacks.

(a)   Under any one or more of the following circumstances, Bank may charge back to Merchant any transaction record that Bank has accepted, and Merchant shall repay Bank the amount represented by the transaction record;

(i)      The transaction record or any material information on a sales slip (such as the account number, expiration date of the Card, merchant description, transaction amount, or date) is illegible, incomplete, or otherwise indiscernible, is not endorsed, or is not delivered to Bank within the required time limits.

(ii)      the account number was listed in the electronic negative file on the transaction date and Merchant did not obtain authorization;

(iii)     The sales slip does not contain the imprint of a Card that was valid, effective, and unexpired on the transaction date, and such imprint or its handwritten equivalent is required under Section 1.06 (e) or 1.06 (f) above (if a handwritten equivalent of the imprint is contained on the sales slip, the sales slip may still be charged back to the Merchant);

(iv)    The transaction was one for which authorization, or prior authorization, was required and authorization, or prior authorization if necessary, was not obtained, or a valid authorization number is not correctly and legibly included on the transaction record;

(v)     The transaction record is a duplicate of an item previously paid, or is one of two or more transaction records generated in a single transaction in violation of this Agreement;

(vi)    The cardholder disputes the execution of the transaction record, the sake, delivery, quality, or performance of the goods or services purchased; or alleges that a credit adjustment was requested and refused; or alleges that a credit adjustment was issued by Merchant but not posted to the cardholder’s account;

(vii)    The price of the goods or services on the transaction record differs from the amount shown on the copy of the sales slip or the receipt delivered to the customer at the time of the transaction;

(viii)   Bank reasonably determines that Merchant has violated any term, condition, covenant, warranty, or other provision of the Agreement in connection with the transaction record or the transaction to which it relates;

(ix)    Bank reasonably determines that the transaction record is fraudulent or that the related transaction is not a bona fide transaction in Merchant’s ordinary course of business, or is subject to any claim of illegality cancellation, rescission, avoidance, or offset for any reason whatsoever, including without limitation negligence, fraud, or dishonesty on the part of Merchant or Merchant’s agents or employees;

(x)     The transaction record arises from a mail or telephone order transaction which the cardholder disputes entering into or authorizing, or which Involves an account number that never existed or that has expired and has not been renewed;

(xi)    Merchant fails to provide Bank with a copy of the transaction record and other related documentary evidence in accordance with Section 3.05 of the Agreement; or

(xii)    In any other situation in which a transaction has been charged back to Bank in accordance with the chargeback rules established by MasterCard or Visa.

(b)    Bank may charge back a transaction in accordance with Section 2.08 (a) above even is an authorization was obtained in connection with the transaction (this subsection does not apply in the case of chargebacks that are based solely on the Merchant’s failure to obtain an authorization).

(c)    Bank shall, within a reasonable time following notice of chargeback of a transaction to Merchant, return to Merchant a copy of the sales slip or other documentation relating to the transaction or chargeback. If Merchant disputes the chargeback, Merchant shall notify Bank that Merchant is disputing the chargeback within five (5) bank business days of its receipt of documentation relating to the transaction or chargeback.

(d)    In a situation in which there is a chargeback for the amount less than the transaction amount. Bank shall chargeback only the disputed amount.

ARTICLE III -- Miscellaneous

3.01         Fees and Charges.

Merchant shall pay Bank all of the fees, charges, and other compensation specified on attached Schedule 1. Schedule 1 may be amended by Bank, from time to time, in accordance with Section 3.09 below.

3.02         Imprinters. Terminals, and Other Equipment.

Merchant shall keep any imprinter(s), terminal(s), and other equipment used to process card transactions in good working order and shall notify Bank prior to any change of the imprinted or programmed information.

3.03         Forms.

Merchant shall use only such forms or modes of transmission of sales data and credit data as are provided or approved in advance by Bank, and Merchant shall not use forms or equipment provided by Bank other than in connection with Card transmissions completed hereunder.

3.04         Records.

Merchant shall retain either the original or a legible microfilm copy of both sides of all sales slips and credit slips (and a copy of any other transaction record) for at least three (3) years after the date when Merchant presents the transaction data to Bank.

3.05         Requests for Copies.

Within five (5) days of receipt of any request therefore by Bank Merchant shall provide to Bank either a copy of the original paper transmission record or a copy of the microfilmed version thereof (in size comparable to the original paper transaction record), any other documentary evidence available to Merchant and reasonably requested by Bank to meet its obligations under law (including its obligations under the Fair Credit Billing Act) or otherwise to respond to questions concerning cardholder accounts.

3.06         Compliance with Law.

Merchant shall comply with all laws applicable to Merchant, Merchant’s business, and any Card transaction, including without limitation all state and federal consumer credit card and consumer protection statutes and regulations.

3.07         Indemnification.

Merchant agrees to hold bank harmless from, and indemnify Bank against, all claims, losses, damages, and liabilities, including attorney’s fees and other costs of defense, that relate to or result from any alleged violation by Merchant of any applicable law or regulation or any action of Merchant in connection with a Card transaction subject to the Agreement.

3.08         Modification.

This Agreement is subject to such modifications, changes, and additions as may be required, or deemed by Bank to be required, by reason of any state or federal statute, judicial decision, MasterCard or Visa rule or regulation, or the regulation or ruling of any federal agency having jurisdiction over Bank or Merchant. Such modifications, changes, and additions shall be effective upon notice given by Bank to Merchant.

3.09         Amendment.

Bank may amend this Agreement at any time by mailing written notice to Merchant of any amendment at least ten (10) days prior to the effective date of the amendment and the amendment shall become effective on the date specified unless Bank receives Merchant’s notice of termination of the Agreement before such effective date.

3.10         Liability.

Bank’s liability to Merchant with respect to any card transaction shall note exceed the amount represented by the transaction record in connection with that transaction less any applicable discount, and Bank shall in no event be liable for any incidental or consequential damages whatsoever,

3.11         Electronic Negative File.

Bank shall not be liable to Merchant for errors in the electronic negative file provided to Merchant for Merchant’s failure to review, In accordance with this Agreement, the file provided to Merchant. Merchant shall notify Bank of any difficulty in accessing the electronic negative file.

3.12         Termination.

If Merchant terminates this Agreement prior to the expiration of the initial term of three (3) years. Monterey County Bank will assess an early termination fee in the amount of $250.00 or the balance due for the remainder of the contract period whichever is greater. Merchant must provide thirty (30) days advanced written notice for cancellation of services. Bank however may terminate this Agreement without prior notice in the event Merchant is or becomes bankrupt or is unable to pay its debts as they become due, or if Bank reasonably determines that Merchant has violated any term, condition, covenant, or warranty of this Agreement, or if Bank determines in its sole discretion that Merchant has abused its privileges under this Agreement, Upon the effective date of any such termination, Merchant’s rights hereunder to make Card transactions, to deposit transaction records with Bank, and to use sales slip forms, credit t slip forms, promotional material, and any other items provided by Bank hereunder shall cease, but Merchant obligations in connection with any transaction record accepted by Bank (whether before or after such termination), including without limitation Merchant’s chargeback obligations, shall survive such termination.

3.13         Right of Setoff.

Bank has the right of setoff against any deposit account that Merchant maintains with Bank to satisfy any obligations of Merchant to Bank.

3.14         Security Interest.

Merchant hereby grants a security interest in any deposit account that Merchant now or hereafter has with Bank, in all finds in any such account, all writings evidencing any such account, and all proceeds of the foregoing, to secure Merchant’s existing and future obligations to Bank under this Agreement. Merchant agrees to take such actions as may be required, from time to time, to establish and maintain such security interest as perfected first lien of interest. For purposes of this provision, any failure by Merchant to pay Bank amount of any transaction that Bank has charged back to Merchant or any other amount owed by Merchant to Bank under this Agreement shall constitute a default by Merchant. Upon any such default, Bank shall have all rights and remedies provided by law, including the right to enforce its security interest by applying all finds in any account held by Bank to any and all of Merchant’s indebtedness to Bank.

3.15         Credit and Financial Information.

Merchant authorizes Bank to obtain, from time to time, credit, financial, and other information regarding Merchant from other persons or entities, such as credit reporting agencies. Merchant also authorizes Bank to provide to others information regarding Merchant

3.16         Change in Transmission Method.

The means of transmission indicated at the end of this Agreement shall be the exclusive means utilized by Merchant for the transmission of sales data or credit data to Bank. Merchant shall give Bank at least thirty (30) days prior written notice of Merchant’s desire to deliver and deposit actual sales slips and credit slips or otherwise to alter in any material respect Merchant’s medium of transmission of sales data and credit data to Bank. Following termination, Merchant shall upon request provide Bank with all original and microfilm copies required to be retained as of the date of transmission.

3.17         Notices.

All notices, demands, and other communications required or permitted hereunder shall be deemed to have been duly given if delivered by hand, sent by telefacsimile or mailed, postage prepaid, certified, registered or first-class mail, and addressed to:

Bank at:

Monterey County Bank

601 Munras Avenue

Monterey. CA 93940

Attn: Merchant Department

Merchant at:

Attn:

Notice of change of address shall be effective only when given in accordance with this Section. All notices complying with this Section shall be deemed to have been received on the date of delivery or on the third .(3rd) business day after mailing.

3.18         Supplementary Documents.

Reference to “this Agreement” includes any valid schedules, addendas, and amendments hereto.

3.19         Entire Agreement.

The parties intend that the terms of this Agreement, including any attached schedules and addenda, shall be the final expression of their agreement with respect to the subject matter hereof and may not be contradicted by evidence of any prior or contemporaneous agreement. The parties further intend that this Agreement shall constitute the complete and exclusive statement of its terms and that no extrinsic evidence whatsoever maybe introduced in any judicial, administrative, or other legal proceedings involving this Agreement.

3.20         Waiver.

No failure to exercise and no delay in exercising any right, remedy, or power under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, or power hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, or power provided herein or by law or in equity. The waiver by either party of the time for performance of any condition hereunder does not constitute a waiver of the act or condition itself.

3.21         Successors and Assigns.

This Agreement shall be binding upon and shall inure to the benefit of the parties and their respected successors and assigns. Notwithstanding the foregoing, Merchant shall not assign, sell, transfer, delegate, or otherwise dispose of, whether voluntarily or involuntarily, or by operation of law, any right or obligation under this Agreement without the written consent of Bank. Any purported assignment, sale, transfer, delegation, or other disposition in violation of this Section shall be null and void.

3.22         Choice of Law.

The validity, interpretation, enforceability, and performance of this Agreement shall be governed by and construed in accordance with the law of the State of California.

3.23         Legal Fees and Fines

Merchant shall be responsible for all legal expense related to the collection of fees, the return of bank owned equipment, and the collection of disputed and charged back transactions. Card Association Fines due to a Merchant’s activity shall be doubled and paid by Merchant.

3.24         Merchant’s Employees.

For purposes of this Agreement, Merchant shall be responsible for the actions of all its employees while in its employment.

3.25         Merchant Guaranty Provision.

The person(s) signing this Agreement on behalf of the Merchant applicant unconditionally personally guaranty payment to Bank for all amounts, including over drafts, interest, attorneys’ fees incurred under this Merchant Account Agreement. Guarantor must pay all amounts due under the Merchant Account Agreement when Bank makes written demand on Guarantor. Bank is not required to seek payment from any other source before demanding payment from Guarantor. Guarantor waives any rights of subrogation, reimbursement, indemnification and contribution and any other rights and defenses that are or may become available to the guarantor by reason of California Civil Code Sections 2787 through 2855 and Code of Civil procedure Sections 580a, 580b and 726. Guarantor shall pay all attorneys’ fees incurred by Bank in enforcing the obligations under this Guaranty.

IN WITNESS WHEREOF, Bank and Merchant have caused their duly authorized representatives to execute this Agreement as of the date set forth below the signature of each.

Cards subject to this Agreement (“Cards”)

MasterCard Cards (including any other MasterCard International Inc. Cards having the MasterCard logo)

Visa Cards (including any other Visa U.S.A Inc. and Visa International Service Association having the Visa logo)

Other Cards as follows:

☐ None

Medium of Transmission:

☐ Magnetic Tape

☐ Electronic Terminal Transmission

☐ ARU

Attachments and Appendices:
Schedule 1 Attached

BANK			MERCHANT

Monterey County Bank
Name			Name

601 Munras Avenue
Address			Address

Monterey,	CA	93940
City,	State	Zip	City,	State	Zip

By			By

Title			Title

Date			Date

By

Title

Date

In consideration of the mutual covenants herein, MCB (“Acquirer”) and the undersigned merchant (“Merchant”) have agreed as follows as of the date of acceptance by Acquirer’s authorized representative noted below:

ARTICLE I - CARD TRANSACTIONS

1.01 Honoring Cards.

(a) Merchant shall honor all valid cards of the type(s) checked below (“Cards”) when properly presented as payment by customers in connection with bona fide, legitimate business transactions. Merchant shall not engage in acceptance practices or procedures that discriminate against, or discourage the use of, any particular brand of Card. If Merchant does not deal with the public at large (such as in the case of a private club), Merchant shall be deemed to have complied with this non-discrimination rule if it honors all valid Cards of cardholders who have purchasing privileges or memberships with Merchant.

(b) Merchant shall not require, through an increase in price or otherwise, any cardholder to pay any surcharge at the time of sale or to pay any part of any charge imposed on Merchant by Acquirer (discounts for payment in cash, however, are permitted).

(c) Merchant shall not establish minimum or maximum transaction amounts.

(d) Merchant shall not require a cardholder to provide personal indentification information such as telephone number, address, or driver’s license number as a condition of honoring any Card, unless such information is necessary to complete a particular transaction (e.g., address information in a mail order transaction) or is required in connection with the transaction by MasterCard International Inc. (“MasterCard”), Visa U.S.A. Inc. (“Visa”), the card issuer, or Acquirer; provided, however, that any such information may only be collected to the extent permitted by applicable law.

1.02 Advertising.

(a) Merchant shall display adequately any advertising or promotional materials provided or required by Acquirer to inform the public that Cards will be honored at Merchant’s place of business. Such displays, however, are not required of private clubs and other Merchants that do not deal with the general public, vehicle leasing companies at airport locations, transportation companies subject to government regulation, or other Merchants expressly exempted from this requirement by MasterCard and/or Visa, as applicable.

(b) Merchant shall not display or use advertising or promotional materials containing Acquirer’s name or symbol which might cause a customer to assume that Merchant honors only cards issued by Acquirer.

(c) Merchant shall have the right to use or display the proprietary names and symbols associated with Cards only while this Agreement is in effect, or until Merchant is notified by Acquirer or any appropriate bankcard organization to cease such usage.

(d) Merchant shall comply with all applicable MasterCard and Visa rules and regulations concerning the use of service marks and copyrights owned by MasterCard or Visa.

(e) Merchant shall use the proprietary names and symbols associated with cards only to indicate that Cards are accepted for payment and shall not indicate, directly or indirectly, that Acquirer, MasterCard, Visa, or any bankcard organization endorses Merchant’s products or services.

(f) Merchant shall not refer to MasterCard or Visa in stating eligibility for its products, services, or memberships.

1.03 Card Examination.

(a) Merchant shall not engage in a transaction (other than a mail order, telephone order, or preauthorized transaction) with a cardholder who fails to present the Card that is intended to be used to complete the transaction.

(b) Merchant shall not honor any Card that is not yet effective or that has expired.

(c) Before honoring any Card, Merchant shall:

(i) Check the effective date (if any) and the expiration date on the Card;

(ii) examine any card security features (such as a hologram) included on the Card;

(iii) compare the embossed account number on the face of the Card with any account number printed or encoded elsewhere on the Card and, in the case of a transaction in which a magnetic stripe reading terminal is used, with the account number displayed and/or printed by the terminal; and

(iv) if the transaction does not require authorization under Section 1.04 below, check the account number on the Card against the most current Combined Warning Bulletin published jointly by MasterCard and Visa, the National Card Recovery File, or any other applicable file, record, list, or verification service maintained by or provided to Merchant.

(d) If the account number on the Card appears in the Combined Warning Bulletin or any similar resource, or if the Card is expired, Merchant shall not honor the Card, shall use its best efforts, through reasonable and peaceful means, to retain or recover the Card, and shall call Acquirer’s designated authorization center to advise it of the pickup and receive mailing and other instructions.

1.04 Authorization.

(a) Before honoring any Card, Merchant shall request authorization from Acquirer’s designated authorization center if:

(i) the total amount of the transaction (including any applicable taxes) exceeds the floor limit then applicable to the transaction (for hotel, motel, and vehicle leasing transactions, Merchant shall estimate the amount of the transaction based upon the customer’s intended length of stay or rental and request authorization if the estimated transaction amount exceeds the applicable floor limit; upon check-out or return of the rental vehicle, additional authorization must be obtained and recorded for charges actually incurred in excess of the estimated amount authorized; when multiple airline tickets are purchased at the same time using the same account number, Merchant may obtain authorization for each ticket individually; when a transaction is completed in partial payment of a purchase, authorization is required for the portion of the purchase effected with the Card, regardless of the applicable floor limit);

(ii) Merchant desires to make a delayed presentment of the transaction record;

(iii) in a transaction (other than a mail or telephone order transaction) involving a conventional sales slip, the sales slip is not imprinted with the Card or with the merchant plate; or

(iv) the signature panel on the Card does not contain the customer’s signature.

(b) If the authorization is being obtained for a reason other than the fact that the amount of the transaction exceeds the applicable floor limit, Merchant shall contact a voice operator to obtain the authorization, inform the operator of the specific reason for the authorization request, and await instructions.

(c) Except as otherwise expressly permitted or required under this Agreement, or under the Visa or MasterCard rules, as applicable, Merchants shall obtain any required authorization (i) on the same date as the transaction, (ii) prior to the completion of the transaction, and (iii) in the total amount of the transaction.

(d) in a case in which the Card is not signed, Merchant shall, in addition to obtaining an authorization in accordance with Sections 1.04(a) (iv) and 1.04(b) above, ask the cardholder for additional identification and require the cardholder to sign the Card.

(e) in a restaurant transaction, an authorization is valid if the transaction amount is no less than 80% and no more than 120% of the authorized amount; if the transaction amount is more than 120% of the authorized amount, an additional authorization must be obtained.

(f) in a mail or telephone order transaction in which goods are to be delivered to the cardholder, an authorization is valid if (i) the transaction amount is not more than 115% of the authorized amount, and (ii) any amount by which the transaction amount exceeds the authorization amount represents shipping costs; in addition, such an authorization may be obtained up to seven (7) calendar days prior to the transaction date.

(g) Merchant shall retain the Card while making an authorization request.

(h) If authorization is granted, Merchant shall print the authorization number legibly, or otherwise ensure that it appears clearly, in the appropriate location on the sales slip.

(i) If authorization is denied, Merchant shall not complete the transaction, shall follow any instructions from the authorization center, and, if so instructed, shall use its best efforts, through reasonable and peaceful means, to retain or recover the Card.

(j) Merchant shall be liable to Acquirer, regardless of any authorization, if Merchant completes a transaction when the cardholder is present but does not have his Card or does not sign the sales slip, or the signature on the sales slip does not match the signature appearing on the Card.

1.05 “Code 10” Authorizations.

(a) Under any of the following circumstances, Merchant shall not honor the Card, shall use its best efforts, through reasonable and peaceful means, to retain or recover the Card, and shall call Acquirer’s “Code 10” operator to advise it of the pickup and receive mailing and other instructions: (i) the account number embossed on the face of the Card is not the same as any account number printed or encoded elsewhere on the Card; (ii) the four-digit number printed above the embossed account number is not the same as the first four digits of the account number; (iii) the account number embossed on the face of the Card is not the same as the account number displayed by any point-of-transaction terminal used in connection with the transaction; (iv) the customer’s signature on the sales slip is questionable; (v) the Card does not have a hologram the appropriate place; (iv) Merchant has reasonable grounds to believe that the Card is counterfeit, fraudulent, or stolen; or (vii) there are other unusual suspicious circumstances surrounding the transaction.

(b) The obligation of Merchant to retain or recover a Card imposed by this or any other section of the Agreement does not authorize a breach of the peace or any injury to person or property, and Merchant will hold Acquirer harmless from any claim arising from any injury to person or property or other breach of the peace.

1.06 Completing the Transaction Record. Except as otherwise provided below, when honoring a Card, Merchant shall:

(a) include on any conventional sales slip the transaction date, a description of the goods or services sold, and the price thereof (including any applicable taxes), in detail sufficient to identify the transaction.

(b) if the transaction is initiated at a point-of-transaction terminal, include on the printer receipt: (i) the cardholder’s account number; (ii) Merchant’s name, (iii) Merchant’s location; (iv) the amount of the transaction, and (v) the date of the transaction;

(c) obtain the signature of the customer on the sales slip but only after the total transaction amount is include on the slip;

(d) compare the signatures on the sales slip and the signatures panel of the Card, and if the Card has a photograph of the cardholder, ascertain that the customer resembles the person depicted in the photograph, and if either identification is uncertain or Merchant otherwise questions the validity of the Card, contact Acquirer’s authorization center for instructions.

(e) imprint legibly on any conventional sales slip the embossed data from the Card and from the merchant imprinter plate;

(f) if Merchant is using a magnetic stripe reading terminal in connection with a transaction and that terminal is unable to read the Card’s magnetic stripe, complete and obtain the cardholder’s signature on a conventional sales slip for the transaction, and obtain an imprint on that slip as required under Section 1.06(e) above (as an alternative to completing a conventional sates slip for a transaction such as this, Merchant may include an imprint of the Card directly on a blank portion of the printer slip produced by the electronic terminal); and

(g) deliver a true and completed copy of the sales slip to the customer at the time of delivery of the goods or performance of the services or, in the case of transactions initiated at point-of-transaction terminals, at the time of the transaction.

1.07 Multiple Transaction Records; Partial Consideration.

(a) Merchant shall include on one transaction record the entire amount due for a transaction, except in the following instances:

(i) the transaction involves purchases made in separate departments of a multi-department store;

(ii) the transaction involves delayed or amended charges for a lodging or vehicle rental transaction in which:

(A) the cardholder consented to be liable for such charges;

(B) such charges consist of ancillary or corrected charges such as room charges, taxes, or full fees, and not charges for loss, theft, damage, or traffic violation; and

(C) Merchant sends the cardholder a copy of the amended or add-on sales draft;

(iii) the customer pays a portion of the transaction amount in cash or by check at the time of the transaction;

(iv) all or a portion of the goods or services are to be delivered or performed at a later date, and the customer signs two separate sales slips, one of which represents a deposit and the second of which represents payment of the balance, and the “balance” sales slip is completed only upon delivery of the goods or performance of the services; in which case Merchant agrees:

(A) to note on the sales slips the word “deposit” or “balance,” as appropriate;

(B) if the total amount of the two slips exceeds the applicable floor limit, to obtain prior authorization and note the authorization number(s) on the sales slips; and

(C) not to present the “balance” sales slip until all the goods are delivered or all the services are performed;

(v) the cardholder is participating in an advance resort deposit transaction; or

(vi) the cardholder is using the installment payment option offered in accordance with Section 1.08.

(b) Merchant agrees not to divide a single transaction between two of more transaction records to avoid obtaining an authorization.

1.08 Telephone Orders, Mail Orders, Preauthroized Orders, and Installment Orders.

(a) If a Card transaction is made by telephone order (TO), mail order (MO), or preauthorized order (PO), the sales slip may be completed without a cardholder’s signature or a Card imprint, but Merchant shall:

(i) ensure that the sales slip contains sufficient information to identify Merchant and the cardholder and that such information is printed in a legible manner; in the case of a conventional sales slip, such information shall include: Merchant’s name and address, the card issuer’s ICA or BIN number and Card initials (if any), the account number, the expiration date and any effective date on the Card, the cardholder’s name, and any company name;

(ii) print legibly on the signature line of the sales slip the letters “TO”, “MO”, or “PO” (“Recurring Transaction” for Visa transaction), as appropriate;

(iii) for telephone and mail order transaction, include the expiration date as part of any authorization inquiry; and

(iv) be liable for the amount of any sales slip generated in a telephone, mail, or preauthorized order transaction that proves to be uncollectible for any reason whatsoever.

(b) Except as otherwise expressly provided herein, or in the Visa or MasterCard rules, as applicable, in any non-imprint transaction, Merchant shall be deemed to warrant the customer’s true identity as an authorized user of the Card, whether or not authorization is obtained, unless Merchant obtains and notes legibly on the sales slip independent evidence of the customer’s true identity.

(c) In connection with a recurring transaction (or preauthorized order) pursuant to which goods or services are delivered to or performed for a cardholder periodically, Merchant agrees to the following conditions:

(i) Merchant shall obtain a written request from the cardholder that the recurring transaction be charged to the cardholder’s account;

(ii) The written request must specify the amount of the recurring transaction, the frequency of the recurring charges, and the length of time for which the preauthorized order is to remain in effect;

(iii) Before renewing a preauthroized order, Merchant shall obtain a subsequent written request from the cardholder containing the information listed above;

(iv) Merchant shall retain the cardholder’s written authorization for as long as the preauthroized order is in effect and shall provide a copy to Acquirer upon request; and

(v) Merchant shall not deliver goods or perform services covered by a preauthorization order after merchant is advised that the preauthorication has been cancelled or that the Card is not to be honored.

(d) Merchant may offer cardholders an installment payment option for its mail/telephone order merchandise, subject to the following conditions:

(i) Merchant’s promotional material shall clearly disclose the installment terms, including but not limited to: (A) whether the plan is available only for selected items or for the total amount of any order, and (B) how shipping and handling charges and applicable taxes will be billed. The material also shall advise cardholders who are not billed in the transaction currency of the Merchant that the installment billing amounts may vary due to fluctuations in the currency conversion rates.

(ii) No finance charges may be added by Merchant. The sum of the installment transactions may not exceed the total sales price of the merchandise on a single transaction basis.

(iii) Authorization is required for each installment transaction.

(iv) Merchant may not deposit the first installment transaction with Acquirer until the merchandise is shipped. Subsequent installment transactions must be deposited

(A) at intervals of thirty (30) days or more or (B) on the anniversary date of the transaction (i.e., the same date each month).

1.09 Returns and Adjustments: Credit Slips.

(a) If Merchant maintains a policy of permitting refunds, exchanges, returns, or adjustments for cash customers, Merchant shall maintain the same policy for persons making purchases through use of a Card. Merchant may restrict its refund or return policy as to any Card transaction as long as Merchant discloses Its policy at the time of the transaction by printing an appropriate notice (such as “‘No Refund,” “Exchange Only,” or “In-Store credit Only,” as appropriate) on all copies of the sales slip prior to obtaining the customer’s signature. The language regarding Merchant’s refund or return policy must be printed near the space for the cardholder’s signature in letters that areapproximately 1/4 inch in height.

(b) Except as provided above, if Merchant accepts any goods for return, permits the termination or cancellation of any services, or allows any price adjustment (other than involuntary refunds required by applicable airline or other tariffs or otherwise by law), then Merchant shall not make any cash refund, but shall complete the deliver promptly to Acquirer a signed credit slip evidencing the refund or adjustment, and deliver to the cardholder a true and complete copy of the credit slip at the time the refund or adjustment is made. Merchant shall include on any conventional credit slip a brief description of the goods returned, services terminated or cancelled, or refund or adjustment made, together with the date and amount of the credit, in sufficient detail to identify the transaction. Merchant shall imprint or legibly reproduce on each conventional credit slip the embossed data from the Card and from Merchant’s imprinter plate. If the credit transaction is initiated at a point-of-transaction terminal, Merchant shall include on the printer receipt the information specified in Section 1.06(b) above. The amount of a credit slip cannot exceed the amount of the original transaction as reflected on the sales slip. Merchant may process a credit slip for a cardholder only if Merchant has previously completed a related purchase transaction with the same cardholder.

(c) Within ten (10) days of the date of this Agreement Merchant shall provide Acquirer with a written description of Merchant’s refund or return policy.

1.10 Cash Payments. Merchant shall not receive any payments from a cardholder with respect to charges included on any sales slip resulting from the use of arty Card, not receive any payments from a cardholder to prepare and present a credit slop for the purpose of effecting a deposit to the cardholder’s account.

1.11 Cash Advances. Unless expressly authorized in writing by Acquirer, Merchant agrees not to make any cash advance to a cardholder, either directly or by deposit to the cardholder’s account Money orders sent by wire, contributions to charitable and political organizations, tax payments, insurance premium payments, alimony and child support payments, and court costs and fines shall not be considered cash advances or withdrawals.

1.12 Release of Cardholder Account Information. Merchant shall not without the cardholder’s prior written consent, sell, purchase, provide, exchange, or otherwise disclose the cardholder’s name, account information, or other personal information, in any form, to any third party other than Acquirer, Merchant’s agents, or processing organizations for the purpose of assisting Merchant in its business, unless such disclosure is required by law. Merchant and its agents shall store all records containing cardholder account information in an area limited to selected personnel and, when destroying such records, shall do so in a manner that renders the account data unreadable.

1.13 Compliance with Card Association Rules. Merchant shall comply with, be subject to, and conduct its credit card activities in accordance with all applicable MasterCard Visa rules and regulations, including those rules pursuant to which MasterCard and/or Visa may impose penalties and fines in connection with Merchant’s credit card activities. Merchant acknowledges that MasterCard and Visa each have the right to conduct an audit or investigation of Merchant at any time. Merchant shall pay, or reimburse Acquirer for its payment of, any lines or assessments imposed by MasterCard or Visa that relate to the credit card activities of Merchant

1.14 Magnetic Stripe Reading Terminals. Except as expressly noted otherwise herein, Merchant may use a magnetic stripe reading terminal to obtain authorizations and/or to capture and transmit transaction data. Merchant shall operate any such magnetic stripe reading terminal in accordance with applicable MasterCard and Visa specification. Merchant shall not use any magnetic stripe reading terminal that prints or displays more information that that which is typically embossed on the front of a Card.

ARTICLE PRESENTMENT, PAYMENT, AND CHARGEBACK

2.01 Transmission of Data. [ILLEGIBLE] Merchant may transits to Acquirer, in the form of magnets tape or electronic data, as specified by and acceptable to Acquirer, all data required by this Agreement to appear on the sales slip or credit slip. The term “sales data” as used in this Agreement shall include not only the information that appears on a paper sales slip, but also the information that is transmitted in the form of electronic data or magnetic tape in connection with a sales transaction. The term “credit data” as used in this Agreement shall include not only the information that appears on a paper credit slip but also the information that is transmitted in the form of electronic data or magnetic type in connection with credit transaction. All data transmitted shall be in a medium, form, and format approved advance by Acquirer and shall be presorted and organized according to Acquirer’s instructions. All references to “sales slips” and “credit slips” in the Agreement unless with transactions initiated at magnetic stripe reading terminals and other point-of-transaction terminals. The term “transaction record” as used in this agreement, shall be deemed to refer to sales slips and credit slips, as applicable and the data transmitted pursuant to those slips.

2.02 Presentment of Transaction Records to Acquirer.

(a) Merchant may designate a third party (that does not have a direct agreement with acquirer) as its agent for the purpose of delivering transactions data-captured at the point of sale by such agent. If Merchant elects to use such third party as its agent for the direct delivery of data-captured transactions, Merchant agrees to the following conditions (for the purposes of this Section 2.02. “Merchant” includes any agent designated by Merchant as permitted under this section):

(i) Merchant shall provide satisfactory notice to Acquirer that Merchant chooses to exercise the option specified above;

(ii) The obligation of Acquirer to reimburse Merchant for transactions is limited to the amount (less the appropriate discount fee) delivered by Merchant’s designated agent; and

(iii) Merchant is responsible for any failure by its agent to comply with all applicable rules and regulations of MasterCard and Visa.

(b) Merchant shall present all sales data relevant to a transaction to Acquirer within the lesser of three (3) bank business days or five (5) calendar days after the date of the transaction, except that:

(i) Merchant shall present no sales data until the goods have been delivered or the services have been performed and Merchant has otherwise performed all of its principal obligations to the customer in connection with the transaction; provided, however, that Merchant may present sales data for the prepayment of services or custom-ordered merchandise prior to the performance of such services or the delivery of such merchandise if Merchant has disclosed to the customer the immediate billing of the transaction;

(ii) when Merchant requests and receives authorization for delayed presentment and legibly prints on the sales slip the authorization number and the words “Delayed Presentment,” Merchant may present the sales data within the period permitted for delayed presentment (not to exceed thirty (30) calendar days);

(iii) if Merchant is obligated by law to retain a sales slip or return it to a buyer upon timely cancellation, Merchant may present the sales data within ten (10) bank business days after the date of the transaction; and

(iv) when Merchant has multiple locations or offices and accumulates transaction records at a central facility, Merchant may present the transaction records to Acquirer within seven (7) bank business days after the date of the transaction.

(c) Merchant shall deliver all credit data to Acquirer within three (3) bank business days after the credit transaction date, except that if Merchant has multiple location as described in subsection (b) (iv) above, Merchant may deliver the credit data to Acquirer within five (5) bank business days after the transaction date.

2.03 Prohibited Transactions; Factoring.

(a) Merchant shall not present to Acquirer, directly or indirectly, any transaction record:

(i) that is not the result of a transaction between the cardholder and Merchant that Merchant knows or should have known to be fraudulent or not authorized by the cardholder, that represents a transaction outside Merchant’s normal course of business, or that contains the account number of a Card account issued to Merchant;

(ii) representing a transaction that previously has been charged back to Acquirer and returned to Merchant, whether such presentment is made with or without the cardholder’s permission;

(iii) representing the refinancing or transfer of an existing cardholder obligation that is deemed to be uncollectible; or

(iv) representing a transaction arising from the dishonor of a cardholder’s personal check.

(b) for purposes of the above prohibitions, Merchant shall be responsible for the actions of all its employees acting within the scope of their employment.

2.04 Acceptance and Discount. Subject to the provisions of any warranty of Merchant hereunder and of any chargeback rights, Acquirer agrees to accept valid transaction records from Merchant during the term of this Agreement and to pay Merchant the total amount represented by the transaction records less any percentage discount agreed to, by the parties. Any payment made by Acquirer to Merchant in connection with a transaction shall not become final until the expiration of the period during which the transaction could be charged back under the MasterCard and/or Visa rules.

2.05 Reserve to Cover Chargebacks. At the sole option of Acquirer, Acquirer may withhold payment to Merchant of amounts otherwise payable under Section 2.04 that reasonably determined by Acquirer to be necessary to cover future chargebacks, credits, and other charges that may result from Merchant’s credit card activities. If Acquirer determines that the proceeds of Merchant’s future credit card sales are unlikely to cover anticipated chargebacks and credits (whether because this Agreement has been terminated or for any other reason). Acquirer may also prohibit the withdrawal by Merchant of some or all of Merchant’s funds then held on deposit with Acquirer.

2.06 Endorsement. Merchant agrees that Merchant shall be deemed to have endorsed in Acquirer’s favor any transaction records that Merchant presents to Acquirer, and Merchant hereby authorizes Acquirer to supply such endorsement on Merchant’s behalf.

2.07 Prohibited Payments. Merchant agrees that Acquirer has the sole right to receive payments on any accepted transaction record as long as (a) Acquirer has paid Merchant the amount represented by the transaction record less the discount therefor and (b) Acquirer has not charged such transaction record back to Merchant. Unless specifically authorized in writing by Acquirer, Merchant agrees not to make or attempt to make any collections on any transaction record. Merchant agrees to hold in trust for Acquirer any payment Merchant receives of all or part of the amount of any accepted transaction record, and promptly to deliver the same in kind to Acquirer as soon as received, together with the cardholder’s name and account number and any correspondence accompanying the payment.

2.08 Chargeback.

(a) Under any one or more of the following circumstances, Acquirer may charge back to Merchant any transaction record that Acquirer has accepted, and Merchant shall repay Acquirer the amount represented by the transaction record:

(i) The transaction record or any material information on a sales slip (such as the account number, expiration date of the Card, merchant description, transaction amount, or date) is illegible, incomplete, or otherwise indiscernible, is not endorsed, or is not delivered to Acquirer within the required time limits;

(ii) The account number was listed on the Combined Warning Bulletin that was current on the transaction date and Merchant did not reject the transaction;

(iii) The sales, slip does not contain the imprint of a Card that was valid, effective, and unexpired on the transaction date, and such imprint is required under Section 1.06(e) or l.06(f) above;

(iv) The transaction was one for which prior credit authorization was required and prior credit authorization was not obtained, or a valid authorization number is not correctly and legibly included on the transaction record;

(v) The transaction record is a duplicate of an item previously paid, or is one of two or more transaction records generated in a single transaction in violation of this Agreement;

(vi) The cardholder disputes the execution of the transaction record, the sale, delivery, quality, or performance of the goods or services purchased, or alleges that a credit adjustment was requested and refused or that a credit adjustment was issued by Merchant but not posted to the cardholder’s account;

(vii) The price of the goods or services shown on the transaction record differs from the amount shown on the copy of the sales slip or the receipt delivered to the customer at the time of the transaction;

(viii) Acquirer reasonably determines that Merchant has violated any term, condition, convenant, warranty, or other provision of this Agreement in connection with the transaction record or the transaction to which it relates;

(ix) Acquirer reasonably determines that the transaction record is fraudulent or that the related transaction is not a bona fide transaction in Merchant’s ordinary course of business, or is subject to any claim of illegality, cancellation, rescission, avoidance, or offset for any reason whatsoever, including without limitation negligence, fraud, or dishonesty on the part of Merchant or Merchant’s agents or employees;

(x) The transaction record arises from a mail or telephone order transaction which the cardholder disputes entering into or authorizing, or which involves an account number that never existed or that has expired and has not been renewed; or

(xi) In any other situation in which a transaction has been charged back to Acquirer in accordance with the chargeback rules established by MasterCard and/or Visa.

(b) Acquirer may charge back a transaction in accordance with section 2.08(a) above even if an authorization was obtained in connection with the transaction (this subsection does not apply in the case of chargebacks that are based solely on the Merchant’s failure to obtain an authorization).

(c) Acquirer shall, within a reasonable time following notice of chargeback of a transaction to Merchant return to Merchant a copy of the sales slip or other documentation relating to the transaction or chargeback. If Merchant disputes the chargeback, Merchant shall notify Acquirer that Merchant is disputing the chargeback, within five (5) week business days of its receipt of documentation relating to the transaction or chargeback.

In the situation in which there is a chargeback for an amount less than the transaction amount, Acquirer shall include the partial amount special chargeback indication.

ARTICLE III - MISCELLANEOUS

3.01 Fees and Charges. Merchant shall pay Acquirer all of the fees, charges, and other compensation specified on attached Schedule 1. Schedule 1 may be amended by Acquirer, from time to time, in accordance with Section 3.09 below.

3.02 Imprinters and Terminals. Merchant shall keep any imprinter(s) and terminal(s) used to process card transactions in good working order and shall notify Acquirer prior

[ILLEGIBLE]

3.05 Requests for Copies. Within five (5) days of receipt of any request therefor by Acquirer, Merchant shall provide to Acquirer either a copy of the original paper transaction record or a copy of the microfilmed version thereof (in size comparable to the original paper transaction record), and any other documentary evidence available to Merchant and reasonably requested by Acquirer to meet its obligations under law (including its obligations under the Fair Credit Billing Act) or otherwise to respond to questions concerning cardholder accounts.

3.06 Compliance with Law. Merchant shall comply with all law applicable to Merchant, Merchant’s business, and any Card transaction, including without limitation all state and federal consumer credit and consumer protection statutes and regulations.

3.07 Indemnification. Merchant agrees to hold Acquirer harmless from, and indemnify Acquirer against, all claims, losses, damages, and liabilities, including attorneys’ fees and other costs of defense, that relate to or result from any alleged violation by Merchant of any applicable law or regulation or any action of Merchant in connection with a Card transaction subject to this Agreement.

3.08 Modification. This Agreement is subject to such modifications, changes, and additions as may be required, or deemed by Acquirer to be required, by reason of any state or federal statute, judicial decision, MasterCard or Visa rule or regulation, or the regulation or ruling of any federal agency having jurisdiction over Acquirer or Merchant.

3.09 Amendment. Acquirer may amend this Agreement at any time by mailing written notice to Merchant of any amendment at least ten (10) days prior to the effective date of the amendment, and the amendment shall become effective on the date specified unless Acquirer receives Merchant’s notice of termination of this Agreement before such effective date.

3.10 Liability. Acquirer’s liability to Merchant with respect to any Card transaction shall not exceed the amount represented by the transaction record in connection with that transaction less any applicable discount, and Acquirer shall in no event be liable for any incidental or consequential damages whatsoever.

3.11 Combined Warning Bulletins. Acquirer shall not be liable to Merchant for errors in the Combined Warning Bulletins provided to Merchant or for Merchant’s failure to review, in accordance with this Agreement, those Bulletins sent to Merchant. Merchant shall notify Acquirer of any delay in receipt or any nonreceipt of any Combined Warning Bulletin.

3.12 Terminated. This Agreement may be terminated without cause by either party upon prior written notice to the other party. Acquirer may terminate this Agreement without prior notice in the event Merchant is or becomes bankrupt or is unable to pay its debts as they become due, or if Acquirer reasonably determines that Merchant has violated any term, condition, covenant, or warranty of this Agreement, or if Acquirer determines in its sole discretion that Merchant has abused its privileges under this Agreement. Upon the effective date of any such termination, Merchant’s rights hereunder to make Card transactions, to deposit transaction records with Acquirer; and to use sales slip forms, credit slip forms, promotional material, and any other items provided by Acquirer hereunder shall cease, but Merchant’s obligations in connection with any transaction record accepted by Acquirer (whether before or after such termination), including without limitation Merchant’s chargeback obligations, shall survive such termination.

3.13 Right of Setoff. Acquirer has the right of set off against any deposit account that Merchant maintains with Acquirer to satisfy any obligations of Merchant to Acquirer.

3.14 Security Interest. Merchant hereby grants a security interest in any deposit account that Merchant now or hereafter has with Acquirer, in all funds in any such account, all writings evidencing any such account, and all proceeds of the foregoing to secure Merchant’s existing and future obligations to Acquirer under this Agreement. Merchant agrees to take such actions as may be required, from time to time, to establish and maintain such security interest as a perfected first lien security interest. For purpose of this provision, any failure by Merchant to pay Acquirer the amount of any transaction that Acquirer has charged back to Merchant or any other amount owed by Merchant to Acquirer under this Agreement shall constitute a default by Merchant Upon any such default, Acquirer shall have all rights and remedies provided by law, including the right to enforce its security interest by applying all funds in any account held by Acquirer to any and all of Merchant’s indebtedness to Acquirer.

3.15 Credit and Financial Information. Merchant authorizes Acquirer to obtain, from time to time, credit, financial, and other information regarding Merchant from other persons or entities, such as credit reporting agencies. Merchant also authorizes Acquirer to respond to requests from others for information regarding Merchant.

3.16 Change in Transmission Method. The means of transmission indicated below shall be the exclusive means utilized by Merchant for the transmission of sales data or credit data to Acquirer. Merchant shall give Acquirer at least thirty (30) days’ prior written notice of Merchant’s desire to deliver and deposit actual sales slips and credit slips or otherwise to alter in any material respect Merchant’s medium of transmission of sales data and credit data to Acquirer. Following termination, Merchant shall upon request provide Acquirer with all original and microfilm copies required to be retained as of the date of termination.

3.17 Notices. All notices, demands, and other communications required or permitted hereunder shall be made in writing and shall be deemed to have been duly given if delivered by hand or mailed, postage prepaid, certified, registered, or first-class mail, and addressed to:

Acquirer at:	Monterey County Bank	Merchant at:	434 Alvarado
	PO BOX 1309		Monterey CA
Att’n:	Monterey, CA 93942	Att’n:	Annette Culcasi Ivers

Notice of change of address shall be effective only when given in accordance with this Section. All notices complying with this section shall be deemed to have been received on the date of delivery or on the third (3rd) business day after mailing.

3.18 Supplementary Documents. Reference to “this Agreement” includes any valid schedules, addenda, and amendments hereto.

3.19 Entire Agreement. The parties intend that the terms of this Agreement, including any attached schedules and addenda, shall be the final expression of their agreement with respect to the subject matter hereof and may not be contradicted by evidence of any prior or contemporaneous agreement. The parties further intend that this Agreement shall constitute the complete and exclusive statement of its terms and that no extrinsic evidence whatsoever may be introduced in any judicial, administrative, or other legal proceedings involving this Agreement.

3.20 Waiver. No failure to exercise and no delay in exercising any right, remedy, or power under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, or power hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, or power provided herein or by law or in equity. The waiver by either party of the time for performance of any act or condition hereunder does not constitute a waiver of the act or condition itself.

3.21 Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties and their respective successors and assigns. Notwithstanding the foregoing, Merchant shall not assign, sell, transfer, delegate, or otherwise dispose of, whether voluntarily or involuntarily, or by operation of law, any right or obligation under this Agreement without the written consent of Acquirer. Any purported assignment, sale, transfer, delegation, or other disposition in violation of this Section shall be null and void.

3.22 Choice of Law. The validity, interpretation, enforceability, and performance of this Agreement shall be governed by and construed in accordance with the law of the state of California

IN WITNESS WHEREOF, Acquirer and Merchant have caused their duly authorized representatives to execute this Agreement as of the date set forth below the signature of each.

Cards subject to this Agreement (“Card”)					Medium of Transmission
X	MasterCard Cards (including any other					Magnetic Tape
MasterCard International Inc. Cards)
X	Visa Card (including any other Visa U.S.A. Inc. and					Electronic Terminal Transmission
Visa International Service Association Cards)
	Other Cards as follows:					Hard Copy Sales Slips and Credit Slips

ACQUIRER	Monterey County Bank				Merchant	Rosine’s Restaurant
	(Name)					(Name)
	PO BOX 1309					434 Alvarado
	(Address)					(Address)
	Monterey, CA 93942					Monterey, CA 93940
	(City, State, Zip)					(City, State, Zip)
	By	[ILLEGIBLE]				By	Annette Culcasi Ivers
	Title	Asst. Vice President	Date	10/5/95		Title	Proprietor	Date	10/5/95

In consideration of the mutual covenants herein, Monterey County Bank (“Bank”) and the undersigned merchant (“Merchant”) have agreed as follows as of the date of acceptance by Bank’s authorized representative noted below:

ARTICLE I—CARD TRANSACTIONS

1.01 Honoring Cards.

(a)  Merchant shall honor all valid cards of the type(s) checked below (“Cards”) when properly presented as payment by customers in connection with bona fide, legitimate business transactions. Merchant shall not engage in acceptance practices or procedures that discriminate against, or discourage the use of, any particular brand of Card. If Merchant does not deal with the public at large (such as in the case of a private club), Merchant shall be deemed to have complied with this non-discrimination rule if it honors all valid Cards of cardholders who have purchasing privileges or memberships with Merchant.

(b)  Merchant shall not require, through an increase in price or otherwise, any cardholder to pay any surcharge at the time of sale or to pay any part of any charge imposed on Merchant by Bank (discounts for payment in cash, however, are permitted).

(c)  Merchant shall not establish minimum or maximum transaction amounts.

(d)  Merchants shall not require a cardholder to provide personal identification information such as telephone number, address, or driver’s license number as a condition of honoring any Card, unless such information is necessary to complete a particular transaction (e.g., address information in a mail order transaction) or is required in connection with the transaction by MasterCard International Inc. (“MasterCard”), Visa U.S.A. Inc. (“Visa”), the card issuer, or Bank; provided, however, that any such information may only be collected to the extent permitted by applicable law, regulation or rule.

1.02 Advertising.

(a)  Merchant shall display adequately the appropriate Visa and/or MasterCard marks or logotypes on any advertising or promotional materials provided or required by Bank to inform the public that Cards will be honored at Merchant’s place of business. Such displays, however, are not required of private clubs and other merchants that do not deal with the general public, vehicle leasing companies at airport locations, transportation companies subject to federal or foreign government regulation, or other merchants expressly exempted from this requirement by MasterCard and/or Visa, as applicable.

(b)  Merchants shall not display or use advertising or promotional materials containing Bank’s name or symbol which might cause a customer to assume that Merchant honors only Cards issued by Bank.

(c)  Merchant shall have the right to use or display the proprietary names and symbols associated with Cards only while this Agreement is in effect, or until Merchant is notified by Bank or any appropriate bankcard organization to cease such usage.

(d) Merchant shall comply with all applicable MasterCard and Visa rules and regulations concerning the use of service marks and copyrights owned by MasterCard or Visa.

(e)  Merchants shall use the proprietary names and symbols associated with Cards only to indicate that Cards are accepted for payment and shall not indicate, directly or indirectly, that Bank, MasterCard, Visa, or any bankcard organization endorses Merchant’s products or services.

(f)  Merchant shall not refer to MasterCard or Visa in stating eligibility for its products, services, or memberships.

1.03 Card Examination.

(a)  Merchant shall not engage in a transaction (other than a mail order, telephone order, or preauthorized transaction) with a cardholder who fails to present the Card that is intended to be used to complete the transaction.

(b)  Merchant shall not honor any Card that is not yet effective or that has expired.

(c)  Before honoring any Card, Merchant shall:

(i)  check the effective date (if any) and the expiration date on the Card;

(ii)  examine any card security features (such as the characteristics and placement of the hologram and signature panel) included on the Card;

(iii) compare the embossed account number on the face of the Card with any account number printed or encoded elsewhere on the Card and, in the case of a transaction in which a magnetic stripe reading terminal is used, with the account number displayed and/or printed by the terminal, and compare the customer’s photograph on the Card with the appearance of the customer; and

(iv) if the transaction does not require authorization under Section 1.04 below, check the account number on the Card against the most current electronic negative file provided jointly by MasterCard Visa, the National Card Recovery File (which must be checked if Merchant uses such File), or any other applicable file, record, list, or verification service maintained by or provided to Merchant.

(d)  If the account number on the Card appears in the electronic negative file or any similar resources, if the Card is expired, or if the Card is an unexpired Card that does not have the appropriate card security features, such as the correct characteristics and placement of the hologram and signature panel, Merchant shall not honor the Card, shall use its best efforts, through reasonable and peaceful means, to retain or recover the Card, and shall call Bank’s designated authorization center to advise it of the pickup and to receive mailing and other instructions.

1.04 Authorization.

(a)  Merchant shall retain the Card while making an authorization request.

(b)  Before honoring any Card, Merchant shall request authorization from Bank’s designated authorization center if:

(i)  the total amount of the transaction (including any applicable taxes) exceeds the floor limit then applicable to the transaction (for hotel, motel, cruise line and vehicle leasing transactions, Merchant shall estimate the amount of the transaction based upon the customer’s intended length of stay or rental or intended purchase of goods or services aboard ship, and request authorization if the estimated transaction amount exceeds the applicable floor limit; upon check-out, disembarkation or return of the rental vehicle, additional authorization must be obtained and recorded for charges actually incurred in excess of the estimated amount authorized if the total amount of the transaction exceeds the applicable floor limit or the sum of the previously authorized amounts plus 15%; when multiple airline or passenger railway tickets are purchased at the same time using the same account number, Merchant may obtain authorization for each ticket individually; when a transaction is completed in partial payment of a purchase, authorization is required for the portion of the purchase effected with the Card, regardless of the applicable floor limit);

(ii)  Merchant desires to make a delayed presentment of the transaction record;

(iii)  in a transaction (other than a mail or telephone order transaction) involving a conventional sales slip, the sales slip is not or cannot be imprinted with the Card or with the merchant plate; or

(iv)  the signature panel on the Card does not contain the customer’s signature.

(c)  If the authorization is being obtained for a reason other than the fact that the amount of the transaction exceeds the applicable floor limit, Merchant shall contact a voice operator to obtain the authorization, inform the operator of the specific reason for the authorization request, and await instructions.

(d)  Except as otherwise expressly permitted or required under this Agreement, or under the Visa or MasterCard rules, as applicable, Merchant shall obtain any required authorization (i) on the same date as the transaction, (ii) prior to the completion of the transaction, and (iii) in the total amount of the transaction.

(e)  In a case in which the Card is not signed, Merchant shall, in addition to obtaining an authorization in accordance with Sections 1.04(b)(iv) and 1.04(c) above, ask the cardholder for current; positive identification (such as a passport or driver’s license) that bears the cardholder’s signature, indicate such positive identification (including any serial number and expiration date) on the transaction record, and require the cardholder to sign the Card.

(f)  In a restaurant transaction, an authorization is valid if the transaction amount is no less than 80% and no more than 120% of the authorized amount. If the transaction amount is more than 120% of the authorized amount, an additional authorization must be obtained.

(g)  In a mail or telephone order transaction in which goods are to be shipped or delivered to the cardholder, an authorization is valid if (i) the transaction amount is not more than 115% of the authorized amount and (ii) any amount by which the transaction amount exceeds the authorization amount represents shipping costs. In addition, such an authorization may be obtained up to seven (7) calendar days prior to the transaction date (which is the shipment date).

(h)  If authorization is granted or a positive Account Number Verification Response code is received, Merchant shall print the authorization number or code legibly, or otherwise ensure that it appears clearly, in the appropriate location on the sales slip.

(i)  If authorization is denied, Merchant shall not complete the transaction, shall follow any instructions from the authorization center, and, if so instructed, shall use its best efforts, through reasonable and peaceful means, to retain or recover the Card.

(j)  Merchant shall be liable to Bank, regardless of any authorization, if Merchant completes a transaction when the cardholder is present but does not have his Card or does not sign the sales slip, or the signature on the sales slip does not match the signature appearing on the Card.

1.05 “Code 10” Authorizations.

(a)  Under any of the following circumstances, Merchant shall not honor the Card, shall use its best efforts, through reasonable and peaceful means, to retain or recover the Card, and shall call Bank’s “Code 10” operator to advise it of the pickup and receive mailing and other instructions: (i) the account number embossed on the face of the Card is not the same as any account number printed or encoded elsewhere on the Card; (ii) the four-digit number printed above the embossed account number is not the same as the first four digits of the account number; (iii) the account number embossed on the face of the Card is not the same as the account number displayed by any point-of-transaction terminal used in connection with the transaction; (iv) the customer’s signature on the sales slip does not appear to match the signature on the Card; (v) the customer’s photograph on the Card does not seem to match the appearance of the customer; (vi) the Card does not have an appropriate hologram, or other appropriate card security features, in the appropriate place; (vii) Merchant has reasonable grounds to believe that the Card is counterfeit, fraudulent, or stolen; or (viii) there are other unusual or suspicious circumstances surrounding the transaction.

(b)  The obligation of Merchant to retain or recover a Card imposed by this or any other section of this Agreement does not authorize a breach of the peace or any injury to person or property, and Merchant will hold Bank harmless from any claim arising from any injury to person or property or other breach of the peace.

1.06 Completing the Transaction Record.

Except as otherwise provided below, when honoring a Card, Merchant shall:

(a)  include on any conventional sales slip the transaction date, a description of the goods or services sold, and the price thereof (including any applicable taxes), in detail sufficient to identify the transaction;

(b)  if the transaction is initiated at a point-of-transaction terminal, include on the printer receipt: (i) the cardholder’s account number; (ii) Merchant’s name; (iii) Merchant’s location; (iv) the amount of the transaction; and (v) the date of the transaction;

(c)  obtain the signature of the customer on the sales slip, but only after the total transaction amount is included on the slip;

(d)  compare the signatures on the sales slip and the signature panel of the Card, if the Card has a photograph of the cardholder, ascertain that the customer resembles the person depicted in the photograph, and compare the account number embossed on the Card with the account number displayed on any point-of-transaction terminal being used, and if any of these identifications are uncertain or Merchant otherwise questions the validity of the Card, contact Bank’s authorization center for instructions;

(e)  imprint legibly on any conventional sales slip the embossed data from the Card and from the merchant imprinted plate, or note legibly on the sales slip sufficient detail to identify the cardholder, the card issuer, and Merchant;

(f)  if Merchant is using a magnetic stripe reading terminal in connection with a transaction and that terminal is unable to read the Card’s magnetic stripe, complete and obtain the cardholder’s signature on a conventional sales slip for the transaction, and obtain an imprint on that slip as required under Section 1.06(e) above (as an alternative to completing a conventional sales slip for a transaction such as this, Merchant may include an imprint of the Card directly on a blank portion of the printer slip produced by the electronic terminal); and

(g)  deliver a true and completed copy of the sales slip to the customer at the time of delivery of the goods or performance of the services or, in the case of transactions initiated at point-of-transaction terminals, at the time of the transaction.

1,07 Multiple Transaction Records; Partial Consideration.

(a) Merchant shall include all items of goods and services purchased in a single transaction in one total amount on a single transaction record, except in the following instances:

(i)  the transaction involves purchases made in separate departments of a multi-department store;

(ii) the transaction involves delayed or amended charges for a lodging, cruise line, or vehicle rental transaction in which:

(A)  the cardholder consented in writing to be liable for such charges;

(B)  such charges consist of ancillary or corrected charges such as room charges, food or beverage charges, mileage charges, fuel charges, insurance fees, rental fees, taxes, or parking or other traffic tickets, and do not consist of charges for loss, theft, or damage; and

(C)  Merchant sends the cardholder a copy of the amended or add-on sales draft;

(iii) the transaction involves the purchase of multiple items billed individually to the same account (for example, airline, passenger railway, or cruise line tickets purchased by one person but issued to different passengers) if separate authorizations are obtained for each item;

(iv) the cardholder pays a portion of the transaction amount in cash or by check at the time of the transaction;

(v) all or a portion of the goods or services are to be delivered or performed at a later date, and the cardholder signs two separate sales slips, one of which represents a deposit and the second of which represents payment of the balance, and the “balance” sales slip is completed only upon delivery of the goods or performance of the services; in which case Merchant agrees:

(A)  to note on the sales slips the words “Delayed Delivery” and the word “deposit” or “balance,” as appropriate;

(B)  if the total amount of the two slips exceeds the applicable floor limit, to obtain authorization and note the authorization number(s) and date(s) on the sales slips; and

(C)  not to present the “balance” sales slip until all the goods are delivered or all the services are performed;

(vi) the cardholder is participating in an advance lodging or cruise line deposit transaction; or

(vii) the cardholder is using an installment payment option offered in accordance with Section 1.08.

(b) Merchant agrees not to divide a single transaction between two or more transaction records originated by a single Card to avoid obtaining an authorization.

1.08 Telephone Orders, Mail Orders, Preauthorized Orders, and Installment Orders.

(a)  If a Card transaction is made by telephone order (TO), mail order (MO), or preauthorized order (PO), the sales slip may be completed without a cardholder’s signature or a Card imprint, but Merchant shall:

(i)  ensure that the sales slip contains sufficient information to identify Merchant and the cardholder and that such information is printed in a legible manner; in the case of a conventional sales slip, such information shall include: Merchant’s name and address, the card issuer’s ICA or BIN number and Card initials (if any), the account number, the expiration date and any effective date on the Card, the cardholder’s name, and any company name;

(ii)  print legibly on the signature line of the sales slip the letters “TO”, “MO”, or “PO” (“Recurring Transaction” for Visa transactions), as appropriate;

(iii) for telephone and mail order transactions, include the expiration date as part of any authorization inquiry; and

(iv) be liable for the amount of any sales slip generated in a telephone, mail, or preauthorized order transaction that proves to be uncollectible for any reason whatsoever.

(b)  Except as otherwise expressly provided herein, or in the Visa or MasterCard rules, as applicable, in any non-imprint transaction, Merchant shall be deemed to warrant the customer’s true identity as an authorized user of the Card, whether or not authorization is obtained, unless Merchant obtains and notes legibly on the sales slip independent evidence of the customer’s true identity.

(c)  In connection with a recurring transaction (or preauthorized order) pursuant to which goods or services are: delivered to or performed for a cardholder periodically, Merchant agrees to the following conditions:

(i)  Merchant shall obtain a written request from the cardholder that the recurring transaction be charged to the cardholder’s account;

(ii)  The written request must specify the amount(s) of the recurring transaction(s) (unless the recurring transactions are to be for varying amounts), the frequency of the recurring charges, and the length of time for which the preauthorized order is to remain in effect;

(iii)  Before renewing a preauthorized order, Merchant shall obtain a subsequent written request from the cardholder containing the information listed above;

(iv)  Merchant shall retain the cardholder’s written authorization for as long as the preauthorized order is in effect and shall provide a copy to Bank upon request; and

(v)  Merchant shall not deliver goods or perform services covered by a preauthorization order after Merchant is advised that the preauthorization has been canceled or that the Card is not to be honored.

(d)  Merchant may offer cardholders an installment payment option for its mail/telephone order merchandise, subject to the following conditions:

(i)  Merchant’s promotional material shall clearly disclose the installment terms, including but not limited to: (A) whether the plan is available only for selected items or for the total amount of any order, and (B) how shipping and handling charges and applicable taxes will be billed. The material also shall advise cardholders who are not billed in the transaction currency of the Merchant that the installment billing amounts may vary due to fluctuations in the currency conversion rates.

(ii)  No finance charges may be added by Merchant. The sum of the installment transactions may not exceed the total sales price of the merchandise on a single-transaction basis.

(iii) Authorization is required for each installment transaction; Merchant’s floor limit is zero.

(iv) Merchant may not deposit the first installment transaction with Bank until the merchandise is shipped. Subsequent installment transactions must be deposited (A) at intervals of thirty (30) days or more, or (B) on the anniversary date of the transaction (i.e., the same date each month).

1.09  Returns and Adjustments; Credit Slips.

(a)  If Merchant maintains a policy of permitting refunds, exchanges, returns, or adjustments for cash customers, Merchant shall maintain the same policy for persons making purchases through use of a Card. Merchant may implement its refund or return policy as long as Merchant discloses its policy at the time of a Card transaction by printing an appropriate notice (such as “No Refund,” “Exchange Only,” or “In-Store Credit Only,” as appropriate) on all copies of the sales slip prior to obtaining the customer’s signature. The language regarding Merchant’s refund or return policy must be printed near the space for the cardholder’s signature in letters that are approximately ¼ inch in height.

(b)  Except as provided above, if Merchant accepts any goods for return, permits the termination or cancellation of any services, or allows any price adjustment (other than involuntary refunds required by applicable airline or other tariffs or otherwise by law), then Merchant shall not make any cash refund, but shall complete and deliver promptly to Bank a signed credit slip evidencing the refund or adjustment, and deliver to the cardholder a true and complete copy of the credit slip at the time the refund or adjustment is made. Merchant shall include on any conventional credit slip a brief description of the goods returned, services terminated or canceled, or refund or adjustment made, together with the date and amount of the credit, in sufficient detail to identify the transaction. Merchant shall imprint or legibly reproduce on each conventional credit slip the embossed data from the Card and from Merchant’s imprinter plate. If the credit transaction is initiated at a point-of-transaction terminal, Merchant shall include on the printer receipt the information specified in Section 1.06(b) above. The amount of a credit slip cannot exceed the amount of the original transaction as reflected on the sales slip. Merchant may process a credit slip for a cardholder only if Merchant has previously completed a related purchase transaction with the same cardholder.

(c)  Within ten (10) days of the date of this Agreement, Merchant shall provide Bank with a written description of Merchant’s refund or return policy.

1.10  Cash Payments. Merchant shall not receive any payments from a cardholder with respect to charges included on any transaction record resulting from the use of any Card, nor receive any payments from a cardholder to prepare and present a credit slip for the purpose of effecting a deposit to the cardholder’s account.

1.11  Cash Advances.

(a)  Unless expressly authorized in writing by Bank, Merchant agrees not to make any cash advance to a cardholder, either directly or by deposit to the cardholder’s account.

(b)  Money orders sent by wire, contributions to charitable and political organizations, tax payments, insurance premium payments, alimony and child support payments, and court costs and fines shall not be considered cash advances or withdrawals.

1.12  Release of Cardholder Account Information. Merchant shall not, without the cardholder’s prior written consent, sell, purchase, provide, exchange, or otherwise disclose the cardholder’s name, account information, or other personal information, in any form, to any third party other than Bank, Merchant’s agents, or processing organizations for the purpose of assisting Merchant in its business, unless such disclosure is required by law. Merchant and its agents shall store all records containing cardholder account information in an area limited to selected personnel and, when destroying such records, shall do so in a manner that renders the account data unreadable.

1.13  Compliance with Card Association Rules. Merchant shall comply with, be subject to, and conduct its credit card activities in accordance with all applicable MasterCard and Visa rules and regulations, including those rules pursuant to which MasterCard and/or Visa may impose penalties and fines in connection with Merchant’s credit card activities. Merchant acknowledges that MasterCard and Visa each have the right to conduct an audit or investigation of Merchant at any time. Merchant shall pay, or reimburse Bank for its payment of, any fines or assessments imposed by MasterCard or Visa that relate to the credit card activities of Merchant.

1.14  Magnetic Stripe Reading Terminals. Except as expressly noted otherwise herein, Merchant may use a magnetic stripe reading terminal to obtain authorizations and/or to capture and transmit transaction data. Merchant shall operate any such magnetic stripe reading terminal in accordance with applicable MasterCard and Visa specifications. Merchant shall not use any magnetic stripe reading terminal that prints or displays more information than that which is typically embossed on the front of a Card.

ARTICLE II—PRESENTMENT, PAYMENT, AND CHARGEBACK

2.01  Transmission of Data. In lieu of depositing paper sales slips and credit slips with Bank, Merchant may transmit to Bank, in the form of magnetic tape or electronic data, as specified by and acceptable to Bank, all data required by this Agreement to appear on the sales slip or credit slip. The term “sales data” as used in this Agreement shall include not only the information that appears on a paper sales slip, but also the information that is transmitted in the form of electronic data or magnetic tape in connection with a sales transaction. The term “credit data” as used in this Agreement shall include not only the information that appears on a paper credit slip, but also the information that is transmitted in the form of electronic data or magnetic tape in connection with a credit transaction. All data transmitted shall be in a medium, form, and format approved in advance by Bank and shall be presorted and organized according to Bank’s instructions. All references to “sales slips” and “credit slips” in this Agreement, unless stated otherwise, shall be deemed to include, in addition to conventional sales slips and credit slips, the printer receipts produced in connection with transactions initiated at magnetic stripe reading terminals and other point-of-transaction terminals. The term “transaction record,” as used in this Agreement, shall be deemed to refer to sales slips and credit slips, as applicable, and the data transmitted pursuant to those slips.

2.02  Presentment of Transation Records to Bank.

(a)  Merchant may designate a third party (that does not have a direct agreement with Bank) as its agent for the purpose of delivering transactions data-captured at the point of sale by such agent. If Merchant elects to use such third party as its agent for the direct delivery of data-captured transactions, Merchant agrees to the following conditions (for the purposes of this Section 2.02, “Merchant” includes any agent designated by Merchant as permitted under this section):

(i)  Merchant shall provide satisfactory notice to Bank that Merchant chooses to exercise the option specified above;

(ii) The obligation of Bank to reimburse Merchant for transactions is limited to the amount (less the appropriate discount fee) delivered by Merchant’s designated agent to MasterCard and Visa; and

(iii) Merchant is responsible for any failure by its agent to comply with all applicable rules and regulations of MasterCard and Visa.

(b) Merchant shall present all sales data relevant to a transaction to Bank within the lesser of three (3) bank business days or five (5) calendar days after the date of the transaction, except that:

(i) Merchant shall present no sales data until the goods have been delivered or the services have been performed and Merchant has otherwise performed all of its principal obligations to the customer in connection with the transaction; provided, however, that (A) Merchant may present sales data for the full prepayment of services or custom-ordered merchandise prior to the performance of such services or the delivery of such merchandise if Merchant has disclosed to the customer the immediate billing of the transaction (such sales data must be presented within five (5) calendar days after the date of the transaction, which for prepayment of services is the date of prepayment by the cardholder), and (B) Merchant must present sales data for delayed delivery transactions within five (5) calendar days of the date of the deposit transaction and the date of the final payment transaction;

(ii) when Merchant requests and receives authorization for delayed presentment and legibly prints on the sales slip the authorization number and the words “Delayed Presentment,” Merchant shall present the sales data within the period permitted for delayed presentment (not to exceed thirty (30) calendar days);

(iii) if Merchant is obligated by law to retain a sales slip or return it to a buyer upon timely cancellation, Merchant shall present the sales data within ten (10) bank business days after the date of the transaction; and

(iv) when Merchant has multiple locations or offices and accumulates transaction records at a central facility, Merchant shall present the transaction records to Bank within seven (7) bank business days after the date of the transaction.

(c)  Merchant shall deliver all credit data to Bank within the lesser of three (3) bank business days or five (5) calendar days after the credit transaction date, except that if Merchant has multiple locations as described in subsection (b)(iv) above, Merchant shall deliver the credit data to Bank within five (5) bank business days after the transaction date.

2.03  Prohibited Transactions; Factoring.

Merchant shall not present to Bank, directly or indirectly, any transaction record:

(a)  that is not the result of a transaction between the cardholder and Merchant, that Merchant knows or should have known to be fraudulent or not authorized by the cardholder, that represents a transaction outside Merchant’s normal course of business, or that contains the account number of a Card account issued to Merchant;

(b)  representing a transaction that previously has been charged back to Bank and returned to Merchant, whether such presentment is made with or without the cardholder’s permission;

(c)  representing the refinancing or transfer of an existing cardholder obligation that is deemed to be uncollectible; or

(d)  representing a transaction arising from the dishonor of a cardholder’s personal check.

2.04  Acceptance and Discount. Subject to the provisions of any warranty of Merchant hereunder and of any chargeback rights, Bank agrees to accept valid transaction records from Merchant during the term of this Agreement and to pay Merchant the total amount represented by the transaction records less any discount agreed to by the parties. Any payment made by Bank to Merchant in connection with a transaction shall not become final until the expiration of the period during which the transaction could be charged back under the MasterCard or Visa rules.

2.05  Reserve to Cover Chargebacks. At the sole option of Bank, Bank may withhold payment to Merchant of amounts otherwise payable under Section 2.04  that are reasonably determined by Bank to be necessary to cover future chargebacks, credits, and other charges that may result from Merchant’s credit card activities. If Bank determines that the proceeds of Merchant’s future credit card sales are unlikely to cover anticipated chargebacks and credits (whether because this Agreement has been terminated or for any other reason), Bank may also prohibit the withdrawal by Merchant of some or all of Merchant’s funds then held on deposit with Bank.

2.06  Endorsement. Merchant agrees that Merchant shall be deemed to have endorsed in Bank’s favor any transaction records that Merchant presents to Bank, and Merchant hereby authorizes Bank to supply such endorsement on Merchant’s behalf.

2.07  Prohibited Payments. Merchant agrees that Bank has the sole right to receive payment through the Visa or MasterCard systems on any accepted transaction record as long as (a) Bank has paid Merchant the amount represented by the transaction record less the discount therefor and (b) Bank has not charged such transaction record back to Merchant. Unless specifically authorized in writing by Bank (such as with a chargeback), Merchant agrees not to make or attempt to make any collections from a cardholder on any transaction record. Merchant agrees to hold in trust for Bank any payment Merchant receives of all or part of the amount of any accepted transaction record, and promptly to deliver the same in kind to Bank as soon as received, together with the cardholder’s name and account number and any correspondence accompanying the payment.

2.08  Chargeback.

(a)  Under any one or more of the following circumstances, Bank may charge back to Merchant any transaction record that Bank has accepted, and Merchant shall repay Bank the amount represented by the transaction record:

(i)   The transaction record or any material information on a sales slip (such as the account number, expiration date of the Card, merchant description, transaction amount, or date) is illegible, incomplete, or otherwise indiscernible, is not endorsed, or is not delivered to Bank within the required time limits;

(ii)  The account number was listed in the electronic negative file on the transaction date and Merchant did not obtain authorization;

(iii) The sales slip does not contain the imprint of a Card that was valid, effective, and unexpired on the transaction date, and such imprint or its handwritten equivalent is required under Section 1.06(e) or 1.06(f) above (if a handwritten equivalent of the imprint is contained on the sales slip, the sales slip may still be charged back to the Merchant);

(iv) The transaction was one for which authorization, or prior authorization, was required and authorization, or prior authorization if necessary, was not obtained, or a valid authorization number is not correctly and legibly included on the transaction record;

(v)   The transaction record is a duplicate of an item previously paid, or is one of two or more transaction records generated in a single transaction in violation of this Agreement;

(vi)  The cardholder disputes the execution of the transaction record, the sale, delivery, quality, or performance of the goods or services purchased; or alleges that a credit adjustment was requested and refused; or alleges that a credit adjustment was issued by Merchant but not posted to the cardholder’s account;

(vii) The price of the goods or services shown on the transaction record differs from the amount shown on the copy of the sales slip or the receipt delivered to the customer at the time of the transaction;

(viii) Bank reasonably determines that Merchant has violated any term, condition, covenant, warranty, or other provision of this Agreement in connection with the transaction record or the transaction to which it relates;

(ix)  Bank reasonably determines that the transaction record is fraudulent or that the related transaction is not a bona fide transaction in Merchant’s ordinary course of business, or is subject to any claim of illegality, cancellation, rescission, avoidance, or offset for any reason whatsoever, including without limitation negligence, fraud, or dishonesty on the part of Merchant or Merchant’s agents or employees;

(x)   The transaction record arises from a mail or telephone order transaction which the cardholder disputes entering into or authorizing, or which involves an account number that never existed or that has expired and has not been renewed;

(xi)  Merchant fails to provide Bank with a copy of the transaction record and other related documentary evidence in accordance with Section 3.05 of this Agreement; or

(xii) In any other situation in which a transaction has been charged back to Bank in accordance with the chargeback rules established by MasterCard or Visa.

(b)  Bank may charge back a transaction in accordance with Section 2.08(a) above even if an authorization was obtained in connection with the transaction (this subsection does not apply in the case of chargebacks that are based solely on the Merchant’s failure to obtain an authorization).

(c)  Bank shall, within a reasonable time following notice of chargeback of a transaction to Merchant, return to Merchant a copy of the sales slip or other documentation relating to the transaction or chargeback. If Merchant disputes the chargeback, Merchant shall notify Bank that Merchant is disputing the chargeback within five (5) bank business days of its receipt of documentation relating to the transaction or chargeback.

(d)  In a situation in which there is a chargeback for an amount less than the transaction amount, Bank shall charge back only the disputed amount

Article III—Miscellaneous

3.01  Fees and Charges. Merchant shall pay Bank all of the fees, charges, and other compensation specified on attached Schedule 1. Schedule 1 may be amended by Bank, from time to time, in accordance with Section 3.09 below.

3.02  Imprinters, Terminals and Other Equipment. Merchant shall keep any imprinter(s), terminal(s) and other equipment used to process card transactions in good working order and shall notify Bank prior to any change of the imprinted or programmed information.

3.03  Forms. Merchant shall use only such forms or modes of transmission of sales data and credit data as are provided or approved in advance by Bank, and Merchant shall not use forms or equipment provided by Bank other than in connection with Card transactions completed hereunder.

3.04  Records. Merchant shall retain either the original or a legible microfilm copy of both sides of all sales slips and credit slips (and a copy of any other transaction record) for at least three (3) years after the date when Merchant presents the transaction data to Bank.

3.05  Requests for Copies. Within five (5) days of receipt of any request therefor by Bank, Merchant shall provide to Bank either a copy of the original paper transaction record or a copy of the microfilmed version thereof (in size comparable to the original paper transaction record), and any other documentary evidence available to Merchant and reasonably requested by Bank to meet its obligations under law (including its obligations under the Fair Credit Billing Act) or otherwise to respond to questions concerning cardholder accounts.

3.06  Compliance with Law. Merchant shall comply with all laws applicable to Merchant, Merchant’s business, and any Card transaction, including without limitation all state and federal consumer credit and consumer protection statutes and regulations.

3.07  Indemnification. Merchant agrees to hold Bank harmless from, and indemnify Bank against, all claims, losses, damages, and liabilities, including attorneys’ fees and other costs of defense, that relate to or result from any alleged violation by Merchant of any applicable law or regulation or any action of Merchant in connection with a Card transaction subject to this Agreement.

3.08  Modification. This Agreement is subject to such modifications, changes, and additions as may be required, or deemed by Bank to be required, by reason of any state or federal statute, judicial decision, MasterCard or Visa rule or regulation, or the regulation or ruling of any federal agency having jurisdiction over Bank or Merchant. Such modifications, changes, and additions shall be effective upon notice given by Bank to Merchant.

3.09  Amendment. Bank may amend this Agreement at any time by mailing written notice to Merchant of any amendment at least ten (10) days prior to the effective date of the amendment, and the amendment shall become effective on the date specified unless Bank receives Merchant’s notice of termination of this Agreement before such effective date.

3.10  Liability. Bank’s liability to Merchant with respect to any Card transaction shall not exceed the amount represented by the transaction record in connection with that transaction less any applicable discount, and Bank shall in no event be liable for any incidental or consequential damages whatsoever.

3.11  Electronic Negative File. Bank shall not be liable to Merchant for errors in the electronic negative file provided to Merchant or for Merchant’s failure to review, in accordance with this Agreement, the file provided to Merchant. Merchant shall notify Bank of any difficulty in accessing the electronic negative file.

3.12  Termination. This Agreement may be terminated without cause by either party upon thirty (30) days prior written notice to the other party. Bank however may terminate this Agreement without prior notice in the event Merchant is or becomes bankrupt or is unable to pay its debts as they become due, or if Bank reasonably determines that Merchant has violated any term, condition, covenant, or warranty of this Agreement, or if Bank determines in its sole discretion that Merchant has abused its privileges under this Agreement. Upon the effective date of any such termination, Merchant’s rights hereunder to make Card transactions, to deposit transaction records with Bank, and to use sales slip forms, credit slip forms, promotional material, and any other items provided by Bank hereunder shall cease, but Merchant’s obligations in connection with any transaction record accepted by Bank (whether before or after such termination), including without limitation Merchant’s chargeback obligations, shall survive such termination.

3.13  Right of Setoff. Bank has the right of setoff against any deposit account that Merchant maintains with Bank to satisfy any obligations of Merchant to Bank.

3.14  Security Interest. Merchant hereby grants a security interest in any deposit account that Merchant now or hereafter has with Bank, in all funds in any such account, all writings evidencing any such account, and all proceeds of the foregoing, to secure Merchant’s existing and future obligations to Bank under this Agreement. Merchant agrees to take such actions as may be required, from time to time, to establish and maintain such security interest as a perfected first lien security interest. For purposes of this provision, any failure by Merchant to pay Bank the amount of any transaction that Bank has charged back to Merchant or any other amount owed by Merchant to Bank under this Agreement shall constitute a default by Merchant. Upon any such default, Bank shall have all rights and remedies provided by law, including the right to enforce its security interest by applying all funds in any account held by Bank to any and all of Merchant’s indebtedness to Bank.

3.15  Credit and Financial Information. Merchant authorizes Bank to obtain, from time to time, credit, financial, and other information regarding Merchant from other persons or entities, such as credit reporting agencies. Merchant also authorizes Bank to provide to others information regarding Merchant.

3.16  Change in Transmission Method. The means of transmission indicated at the end of this Agreement shall be the exclusive means utilized by Merchant for the transmission of sales data or credit data to Bank. Merchant shall give Bank at least thirty (30) days’ prior written notice of Merchant’s desire to deliver and deposit actual sales slips and credit slips or otherwise to alter in any material respect Merchant’s medium of transmission of sales data and credit data to Bank. Following termination, Merchant shall upon request provide Bank with all original and microfilm copies required to be retained as of the date of termination.

3.17  Notices. All notices, demands, and other communications required or permitted hereunder shall be made in writing and shall be deemed to have been duly given if delivered by hand, sent by telefacsimile, or mailed, postage prepaid, certified, registered, or first-class mail, and addressed to:

Bank at:

Monterey County Bank

601 Munras Avenue

Monterey, CA 93940

Att’n André G. Herrera

Merchant at:

Adventures by the Sea (DoubleTree)

299 Cannery Row

Monterey, CA 93940

Notice of change of address shall be effective only when given in accordance with this Section. All notices complying with this Section shall be deemed to have been received on the date of delivery or on the third (3rd) business day after mailing.

3.18  Supplementary Documents. Reference to “this Agreement” includes any valid schedules, addenda, and amendments hereto.

3.19  Entire Agreement. The parties intend that the terms of this Agreement, including any attached schedules and addenda, shall be the final expression of their agreement with respect to the subject matter hereof and may not be contradicted by evidence of any prior or contemporaneous agreement. The parties further intend that this Agreement shall constitute the complete and exclusive statement of its terms and that no extrinsic evidence whatsoever may be introduced in any judicial, administrative, or other legal proceedings involving this Agreement.

3.20  Waiver. No failure to exercise and no delay in exercising any right, remedy, or power under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right remedy, or power hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, or power provided herein or by law or in equity. The waiver by either party of the time for performance of any act or condition hereunder does not constitute a waiver of the act or condition itself.

3.21  Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties and their respective successors and assigns. Notwithstanding the foregoing, Merchant shall not assign, sell, transfer, delegate, or otherwise dispose of, whether voluntarily or involuntarily, or by operation of law, any right or obligation under this Agreement without the written consent of Bank. Any purported assignment, sale, transfer, delegation, or other disposition in violation of this Section shall be null and void.

3.22  Choice of Law. The validity, interpretation, enforceability, and performance of this Agreement shall be governed by and construed in accordance with the law of the State of California.

3.23  Legal Fees. Merchant shall be responsible for all legal expenses related to the collection of fees, the return of bank owned equipment, and the collection of disputed and charged back transactions.

3.24  Merchant’s Employees. For purposes of this Agreement, Merchant shall be responsible for the actions of all its employees while in its employment.

IN WITNESS WHEREOF, Bank and Merchant have caused their duly authorized representatives to execute this Agreement as of the date set forth below the signature of each.

Cards subject to this Agreement (“Cards”)

MasterCard Cards (including any other MasterCard International Inc. Cards having the MasterCard logo)

Visa Cards (including any other Visa U.S.A. Inc. and Visa International Service Association Cards having the Visa logo)

Other Cards as follows:

Medium of Transmission:

          Magnetic Tape

          Electronic Terminal Transmission

           ARU

BANK			MERCHANT

Monterey County Bank			Adventures by the Sea
Name			Name
601 Munras Avenue			299 Cannery Row
Address			Address

Monterey	CA	93940	Monterey	CA	93940
City,	State	Zip	City,	State	Zip

By	/s/ Diana Riddle		By	/s/ Michael Knight
Title	[ILLEGIBLE]		Title	Vice President
Date	8 24 98		Date	8/28/98

MONTEREY COUNTY BANK

VISA/MASTER CARD-MEMBER AGREEMENT

In consideration of the mutual covenants herein, Monterey County Bank (Bank) and [ILLEGIBLE] undersigned merchant (Merchant) have agreed as follows as of the date of acceptance by Bank’s authorized representative noted below:

ATRICLE I – CARD TRANSACTIONS

1.01 Honoring Cards. Merchant agrees: (a) to honor without discrimination all valid credit cards of the type(s) checked below (“Cards”) when properly presented as payment by customer; (b) not to require, through an increase in price or otherwise, any cardholder to pay any finance charge imposed at the time of sale or any part of any charge imposed by Bank on Merchant (discounts for payment in cash, however, are not prohibited: and (c) for Visa cards, not to establish maximum or minimum transaction amounts.

1.02 Advertising. (a) Merchant shall display adequately any advertising display provided by Bank and such symbols and names as Bank may require on promotional materials to inform the public that Cards will be honored at Merchant’s place of busine.

(b) Merchant agrees not to display or use advertising or promotional material containing Bank’s name or symbol which might cause a cardholder to assume that Merchant honors only cards issued by Bank.

(c) Merchant shall have the right to use or display the proprietary names and [ILLEGIBLE] associated with Cards only while this Agreement is in effect, or until Merchant is notified by Bank or any appropriate bankcard organization to ease such usage.

(d) All renditions of Visa’s Blue, White and Gold Bands Design displayed by Merchant shall bear the Visa mark in the white bank.

1.03 Unacceptable Cards. Before honoring any Card presented, Merchant agrees:

(a) to check the effective date (if any) and the expiration date on the Card; and

(b) to check the account number on the Card against the most current Interbank Restricted Card List or Visa Card Recovery Bulletin provided to Merchant, as appropriate

Merchant agrees not to honor any card that is not yet effective or has expired, or that Merchant is instructed not to honor at the time of an authorization inquiry. Merchant agrees not to honor without prior authorization any card containing an account number on the most current Interbank Restricted Card List provided to Merchant. If the account number appears in the most current Visa Card Recovery Bulletin provided to Merchant, Merchant agrees not to honor the card, to retain the card by reasonable and peaceful means, and to contact Bank’s authorization center for instructions.

1.04 Prior Credit Authorization. Before honoring any card, Merchant agrees to obtain authorization from Bank’s authorization center if:

(a) the total amount of the transaction (including any applicable taxes) exceeds the floor limit then applicable to the transaction;

(b) Merchant desires to make a delayed presentment of the slaes slip;

(c) the customer appears in person but does not present his or her Card;

(d) in a transaction other than a mail or telephone order, the sales slip is not signed or is not imprinted with the Card or with the merchant plate;

(e) the account number on the card is listed on the most current Interbank Restricted Card List provided to Merchant; or

(f) the customer’s signature is questionable, or Merchant believes the card may be counterfeit or stolen, or there are unusual or suspicious circumstances.

Merchant agrees to print the authorization number legibly on the sales slip. Except when authorization is required only because the amount of the transaction exceeds the applicable floor limit, Merchant agrees to advise the authorization center of the specific reason for the authorization request.

1.

1.05 Retention and Retrieval of Cards. Merchant agrees to use its best efforts, by reasonable and peaceful means, to retain or recover a card: (a) while making an authorization request; (b) if the account number is listed on the most current Interbank Restricted Card List and Bank’s authorization center is closed or cannot be reached, until the center opens or can be reached; (c) if the account number is listed on Visa’s current Card Recovery Bulletin; (d) if Merchant is advised to retain it in response to an authorization request; or (e) if Merchant has reasonable grounds to believe that the card is counterfeit, fraudulent, or stolen.

1.06 Completing the Sales Slip. Except as provided in Sections 1.07, 1.08, 1.09, and 1.10 below, Merchant agrees to do all of the following when honoring a Card:

(a) to include in a single sales slip all goods and services purchased in the same transaction;

(b) to enter on the sales slip a description of the merchandise and/or services sold and the price thereof (including any applicable taxes) in detail sufficient to identify the transaction;

(c) to enter on the sales slip the date of the transaction;

(d) if the transaction occurs at a gasoline filling station, to enter on the sales slip the number and state (or other jurisdiction) of the motor vehicle license plate or (if not motor vehicle is present), the words “No Car”;

(e) to obtain the signature of the customer on the sales slip;

(f) to compare the signatures on the sales slip and on the signature panel of the card, and if the card has a photograph of the cardholder, to ascertain that the customer resembles the person depicted in the photograph, and if either identification is uncertain, or Merchant otherwise questions the validity of the card, to contact Bank’: authorization center for instructions;

(g) to imprint legibly on the sales slip the embossed legends from the card from the merchant imprinter plate; and

(h) to deliver a true and completed copy of the sales slip to the customer at the time of delivery of the goods or perfromance of the services.

1.07 Multiple Sales Slips; Partial Consideration. Merchant shall include on one sales slip all of the amount due for each transaction unless:

(a) the customer pays the balance of the amount due at the time of the transaction in cash or by check;

(b) all or portion of the goods or services are to be delivered or performed at a later date, and the customer executes two separate sales slips, one of which represents a deposit and the second of which represents payment of the balance, and the “balance” sales slip is completed only upon delivery of the goods or performance of the services. In such case, Merchant agrees:

(i) to note on the sales slips the word “deposit” of “balance”, as appropriate;

(ii) if the total amount of the two slips exceeds the applicable floor limit, to obtain prior authorization, which shall apply to both sales slips, except in Visa transactions, in which a separate authorization number shall apply to each; and

(iii) not to present the “balance” sales slip until all the goods are delivered and all the services are performed.

Merchant agrees not to use a single card for two or more sales slips to avoid an authorization call.

1.08 Telphone Orders, Mail Orders and Preauthorized Orders. If a card transaction is made by telephone order (TO), mail order (MO), or preauthorized order (PO), the sales slip may be completed without a customer’s signature or a card imprint, but. Merchant agrees:

(a) to print legibly on the signature line of the sales slip the letters TO, MO, or PO, as appropriate;

(b) in case of a preauthorized order, to require the customer to execute and deliver to Merchant a written preauthorization, and to retain it and make it available to Bank upon request; and

2.

(c) not to deliver goods or perform services ordered by a preauthorization after being advised that the preauthorization has been cancelled or that the card is not to be honored.

1.09 Sale Without Card Imprint. If the transaction is to be completed without a card imprint, Merchant agrees to print legibly on the sales slip sufficient information to identify the cardholder, Merchant and the card issuer, including at least: (a) Merchant’s name and address, (b) the card issuer’s name (or trade style as it appears on the face of the card), (c) the account number, (d) the expiration date and any effective date on the card, (e) the cardholder’s name, (f) any company name, and (g) for Master Charge/MasterCard transactions, the issuer’s Interbank bank number and bank initials (if any). Merchant also agrees to use its best efforts to record on the slip any other data embossed on the card, such as security symbols.

In any non-imprint transaction, Merchant shall be deemed to warrant the customer’s true identity as an authorized user of the Card, whether or not authorization is obtaine unless Merchant obtains and notes legibly on the sales slip independent evidence of the customer’s true identity.

1.10 Vehicle Rental and Hotel/Motel Transactions. At Merchant’s option, Card transactions involving vehicle rentals or hotel/motel services may be completed as follows:

(a) The Card may be imprinted on the sales slip or on a written preauthorize form, and the customer may sign the preauthorization form instead of the sales slip, provided that Merchant otherwise completes the transaction as set forth in Section 1.06 above, ascertains that the signatures on the preauthorization form and the Card appear to be the same, and:

(i) indicates Merchants’s name on the signature line of the sales slip;

(ii) enters the date of presentation of the Card in the space provided on the sales slip for a description of goods and services and the date of the termination of the vehicle rental or room occupancy in the space provided on the sales slip for a date; and

(iii) if the Card is imprinted on the preauthorization form rather than on the sales slip, prints legibly on the sales slip, all information embossed on the Card.

(b) If it appears when the Card is presented that the total floor limit, Merchant agrees to obtain authorization for that total amount. The transaction date shall be the latest date shown on the sales slip.

1.11 Return Merchandise and Adjustments; Credit Slips. (a) If Merchant maintains a policy of permitting refunds, exchanges, returns, or adjustments for cash customers, Merchant agrees to maintain the same policy for persons making purchases through use of a Card. Merchant may restrict its refund or return policy as to any Card transaction. however, if Merchant discloses its policy at the time of the transaction by printing the appropriate legend (or substantially similar legend) on the sales slip or invoice, as follows:

(i) “NO REFUND” (if Merchant will not accept merchandise in return or exchange

(ii) “EXCHANGE ONLY” (if Merchant will accept merchandise only in immediate exchange for similar merchandise of a price equal to the amount of the original transact

(iii) “IN STORE CREDIT ONLY” (if Merchant will accept merchandise in return and deliver to the cardholder a credit voucher which may be used only in Merchant’s place(s) or business) (for VISA transactions, however, in-store credits are not permitted

(iv) (other appropriate legend) (if Merchant stipulates special circumstances permitted by applicable law and agreed to by the cardholder, such as late delivery, delivery charges, insurance charges, or other noncredit charges or terms of the transact

Merchant agrees to print the suggested legend or similar wording legibly in letter approximately 1/4 inch high and in close proximity to the signature line on an invoice, or on all copies of the sales slip, prior to obtaining the customer’s signature at the time of the transaction.

(b) Except as provided above, if Merchant accepts any goods for return, any services are terminated or cancelled, or Merchant allows any price adjustment (other than involuntary refunds required by applicable airline or other tariffs or otherwise by law),

3.

then Merchant agrees not to make any cash refund, but to deliver promptly to Bank a credit slip evidencing the refund or adjustment, and to deliver to the cardholder a true and complete copy of the credit slip at the time the refund of adjustment is made Merchant agrees to sign and date each credit slip and to include thereon a brief description of the goods returned, services terminated or cancelled, or refund of adjustment made, together with the amount of the credit, in sufficient detail to identify the transaction. Merchant agrees to imprint of otherwise legibly to reproduce on each credit slip the embossed legends form the card and from Merchant’s imprinter plate. Merchant agrees that the amount of the credit slip will not exceed the amount of the original transaction as reflected on the sales slip. Merchant agrees to generate credit slips only in connection with previous Card transactions, and only as permitted hereunder

1.12 Cash Payments. Merchant agrees not to receive any payments from a customer for charges included on any sales slip resulting from the use of any Card, nor to receive any payments from a cardholder to prepare and present a credit slip for the purpose of effecting a deposit to the cardholder’s account. Merchant agrees not to make any cash advance or withdrawal to any cardholder (but money orders sent by wire, contributions to charitable and political organizations, tax payments and court costs and fines shall not be considered cash advances or withdrawals).

1.13 Compliance with Law. Merchant shall comply with all law applicable to Merchant, Merchant’s business and any card transaction, including without limitation all state and federal consumer credit and consumer protection statutes and regulations.

ARTICLE II – PRESENTATION, PAYMENT AND CHARGEBACK

2.01 Presentment of Sales Slips and Credit Slips to Bank. (a) Merchant agrees to present each sales slip to Bank within three (3) bank business days after the date of the transaction, except that:

(i) Merchant shall present no sales slip until the goods have been shipped or the services have been performed and Merchant has otherwise performed all of its principal obligations to the customer in connection with the transaction;

(ii) when Merchant requests and receives authorization for delayed presentment and legibly prints on the sales slip the authorization number and the words “Delayed Presentment”, Merchant may present the sales slip within the period permitted for delayed presentment;

(iii) if Merchant is obligated by law to retain the sales slip or return it to a buyer upon timely cancellation, Merchant may present the sales slip within ten (10) bank business days after the date of the transaction; and

(iv) when Merchant has multiple locations or offices and accumulates slips at a central facility which presents such slips to Bank, Merchant may present Master Charge/Master Card sales slips to Bank within thirty (30) days, and Visa sales slips within twenty (20) days, after the date of the transaction.

(b) Merchant agrees to deliver all credit slips to Bank within three (3) bank business days after the credit transaction date, except that when Merchant has multiple locations as described in subsection (a) (iv) above, Merchant may deliver credit slips to Bank within seven (7) business days after the transaction date.

(c) Merchant shall not present sales slips or credit slips which it knows or should have known to be fraudulent or not authorized by the cardholder.

2.02 Acceptance and Discount. Subject to the provisions of any warranty of Merchant hereunder and of any chargeback rights, Bank agrees to accept valid sales slips from Merchant during the term of this Agreement and to pay Merchant for each accepted sales slip the total amount thereon less any percentage discount set forth below. Any payment made by Bank to Merchant shall not be final but shall be subject to later review and verification by Bank.

2.03 Endorsement. Merchant agrees that Merchant shall be deemed to have endorsed any sales slip or credit slip it presents to Bank in Bank’s favor, and Merchant hereby authorized Bank to supply such endorsement on Merchant’s behalf.

2.04 Prohibited Payments. Merchant agrees that Bank has the sole right to receive payments on any accepted sales slip as long as (a) Bank has paid Merchant the sales slip amount less the discount therefor and (b) Bank has not charged such sales

4.

slip back to Merchant hereunder. Unless specifically, authorized in writing by Bank, Merchant agrees not to make or attempt to make any collections on any such sales slip. Merchant agrees to hold in trust for Bank any payment it receives of all or part of the amount of any accepted sales slip, and promptly to deliver the same in kind to Bank as soon as received, together with the cardholders’s name and account number and any correspondence accompanying the payment.

2.05 Chargeback. Under any one or more of the following circumstances, Bank may charge back to Merchant any sales slip which Bank has accepted, and Merchant shall, upon receipt of any such charged-back slip, repay Bank the sales slip amount less any discount therefor:

(a) The sales slip or any material part thereof (such as the account number, expiration date of the Card, Merchant description or transaction amount or date) is illegible or incomplete, or is not endorsed, or is not delivered to Bank within the time limits specified in Section 2.01;

(b) The account number was listed on the then-current Interbank Restricted Card List or Visa Card Recovery Bulletin on the transaction date and Merchant did not receive prior authorization for the transaction. Bank will not be liable for errors in the Interbank Restricted Card List on Visa Card Recovery Bulletin provided to merchants, or for any delay in providing such bulletins.

(c) The sales slip does not contain the imprint of a Card which was valid, effective and unexpired on the transaction date;

(d) The transaction was one for which prior credit authorization was required, and prior credit authorization was not obtained, or the authorization number is not correctly and legibly printed on the sales slip;

(e) The sales slip is a duplicate of an item previously paid, or is one of two or more sales slips generated in a single transaction in violation of Section 1.07;

(f) The cardholder disputes the execution of the sales slip, the sale, delivery, quality or performance of the merchandise of services purchased, or alleges that a credit adjustment was requested and refused or alleged that a credit adjustment was issued by Merchant but not posted to cardholder’s account;

(g) The price of the merchandise or services shown on the sales slip differs from the amount shown on the copy of the slip delivered to the customer at the time of the transaction;

(h) Bank reasonably determines that Merchant has violated any term, condition, covenant, warranty or other provision of this Agreement in connection with the sales slip or the transaction to which it relates; or

(i) Bank reasonably determines that the sales slip is fraudulent or that the related transaction is not a bona fide transaction in Merchant’s ordinary course of business, or is subject to any claim of illegality, cancellation, rescission, avoidance, or offset for any reason whatsoever, including without limitation negligence, fraud or dishonesty on the part of Merchant or Merchant’s agents or employees.

(j) Merchant will indemnify Bank in respect to losses exceeding the sales slip amount and arising wholly or partly from acts attritutable to the Merchant. Bank’s liability to Merchant with respect to any card transaction should not exceed the amount on the sales slip in connection with that transaction less any applicable discount and Bank shall in no event be liable for any incidental or consequential damages whatsoever.

ARTICLE III – MISCELLANEOUS

3.01 Merchant’s Imprinter Plate. Merchant shall keep its imprinter plate(s) in good working order and shall notify Bank prior to any change in any of the information on Merchant’s imprinter plate.

3.02 Forms. Merchant shall use only such forms or modes of transmission for sales slips and credit slips as are provided or approved in advance by Bank, and Merchant shall not use sales slips or credit slips provided by Bank other than in connection with Card transactions hereunder.

3.03 Records. Merchant shall keep and maintain its copies of all sales slips, credit slips and all records pertaining to any card transaction for such time and in such manner as may be required by law.

5.

3.04 Termination. This Agreement may be terminated by either party upon 30 days’ prior written notice ot the other party. Upon the effective date of such termination, Merchant’s rights hereunder to make Card transactions, to deposit sales slips with Bank, and to use sales slip forms, credit slip forms, promotional material, and any other items provided by Bank hereunder shall cease, but Merchant’s obligations in connection with any sales slip accepted by Bank (whether before or after such termination), including without limitation Merchant’s chargeback obligations, shall survive such termination.

3.05 Enrollment and Other Fees. If requested by the Merchant Bank will provide Merchant with imprinters at a cost of twenty dollars each, which is in addition to the fifteen dollars Merchant enrollment fee.

3.06 Amendments. Bank may amend this Agreement at any time by mailing written notice to Merchant of any amendment at least ten days prior to the effective date of the amendment, and the amendment shall become effective unless Bank receives Merchant’s notice of termination of this Agreement before such effective date.

IN WITNESS WHEREOF, Bank and Merchant have caused their duly authorized representatives to execute this Agreement as of the date set forth below the signature of each.

Cards subject to this Agreement (“Cards”)

Master Charge Cards, MasterCards, or other Interbank cards

Visa Cards

Other Cards as follows:

Discount Percentage	3.50%

BANK			MERCHANT

Monterey County Bank			River Inn
Name			Name

Post office Box 1309			Drawer D
(Address)			(Address)

620 Abrego Street

Monterey California 93940			Big Sur, California 93920
(City, State)		(Zip)	(City, State)	(Zip)

By			By	[ILLEGIBLE]

	Title	Assistant Vice President	Title	[ILLEGIBLE]

	Date	April 14, 1981	Date	April 14, 1981

6.

CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

Exhibit 6.7(b)(ii)

Standard Agent Bank Agreement

None.

CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

Exhibit 6.7(c)

Standard Guarantee

The current form of Merchant Agreement includes a guarantee provision in Section 3.25 as follows, which the signatory agrees to upon executing the Merchant Agreement:

Merchant Guaranty Provision. The person(s) signing this Agreement on behalf of the Merchant applicant unconditionally personally guaranty payment to Bank for all amounts, including over drafts, interest, attorneys’ fees incurred under this Merchant Account Agreement. Guarantor must pay all amounts due under the Merchant Account Agreement when Bank makes written demand on Guarantor. Bank is not required to seek payment from any other source before demanding payment from Guarantor. Guarantor waives any rights of subrogation, reimbursement, indemnification and contribution and any other rights and defenses that are or may become available to the guarantor by reason of California Civil Code Sections 2787 through 2855 and Code of Civil procedure Sections 580a, 580b and 726. Guarantor shall pay all attorneys’ fees incurred by Bank in enforcing the obligations under this Guaranty.

CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

Exhibit 6.7(h)

American Express, Discover, Diner’s Club and JCB Agreements

N/A

Agreements are through TIB

CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

Schedule 2.5

Marketing and Sales Alliance Agreement

CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

NON-COMPETITION AGREEMENT

THIS NON-COMPETITION AGREEMENT (this “Agreement”) is made, entered into and effective as of this 1st day of November, 2010 by and among MONTEREY COUNTY BANK, a bank chartered under the laws of the State of California (the “Bank”), NORTHERN CALIFORNIA BANCORP, INC., a California corporation and the sole shareholder of the Bank (“Parent”), and ELAVON, INC., a Georgia corporation (“Elavon”).

BACKGROUND AND PURPOSE

(A)                           The Bank and Elavon are in the business of providing Merchant Services.

(B)                            The Bank is a party to certain Merchant Agreements.

(C)                           The Bank has sold to Elavon, and Elavon has purchased from the Bank, the Assets Sold pursuant to the Merchant Asset Purchase Agreement between Elavon and the Bank dated as of even date herewith (the “Purchase Agreement”).

(D)                           In connection with the Purchase Agreement, Elavon has assumed the Assumed Liabilities.

(E)                          In connection with and as a fundamental part of the Purchase Agreement, the Bank, Parent and Elavon have entered into the Marketing and Sales Alliance Agreement dated as of even date herewith (the “Marketing Agreement”).

(F)                             Elavon provides Merchant Services in the United States of America, and Elavon and its assigns will continue to develop and expand the provision of Merchant Services throughout the United States of America.

(G)                       As a condition precedent to the entering into of the Purchase Agreement and the Marketing Agreement, and in order to protect the goodwill and other value of the Assets Sold and to protect the legitimate business interests of Elavon, Elavon has required the Bank and Parent to enter into this Agreement.

THE AGREEMENT

NOW, THEREFORE, for and in consideration of the premises and the mutual covenants and agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

ARTICLE I

DEFINITIONS

1.1                        Definitions. The following capitalized terms, when used in this Agreement, shall have the following definitions:

“Agent Bank” shall have the meaning given to it in the Purchase Agreement.

“Assets Sold” shall have the meaning given to it in the Purchase Agreement.

“Assumed Liabilities” shall have the meaning given to it in the Purchase Agreement.

“Disposition” means any assignment, transfer, subcontract or other delegation of rights and obligations, in whole or in part, to a third party by the Bank or Parent.

“ISO” shall have the meaning given to it in the Purchase Agreement.

“Knowledge” shall have the meaning given to it in the Purchase Agreement.

“Merchant” shall have the meaning given to it in the Purchase Agreement.

“Merchant Agreement” shall have the meaning given to it in the Marketing Agreement.

“Merchant Services” shall have the meaning given to it in the Marketing Agreement.

“Payment Network” shall have the meaning given to it in the Marketing Agreement.

“Paymentech Agreement” shall have the meaning given to it in the Purchase Agreement.

“Permitted Activities” has the meaning set forth in Section 2.4 hereof.

“Person” means any of a natural person, corporation, partnership, firm, association, limited liability company, trust, estate or other entity of any kind.

“Referred Merchant” shall have the meaning given to it in the Marketing Agreement.

“Restricted Party” means the Bank, Parent and their respective subsidiaries and affiliates in existence from time to time.

“TIB Agreement” shall have the meaning given to it in the Purchase Agreement.

“TK Global Agreements” shall have the meaning given to it in the Purchase Agreement.

“TK Global Referral Agreement” shall have the meaning given to it in the Purchase Agreement.

“TK Global Merchants” shall have the meaning given to it in the Purchase Agreement.

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CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

“Transition Period” shall have the meaning given to it in the Purchase Agreement.

ARTICLE II

RESTRICTIVE COVENANTS

2.1                            Non-Solicitation. Except with respect to the Permitted Activities, during the term of this Agreement (including any extensions or renewals hereof) and for fifteen (15) months thereafter, no Restricted Party shall, directly or indirectly, whether individually, in partnership, jointly, or in conjunction with, or on behalf of, any person, firm, partnership, corporation, or unincorporated association or entity of any kind:

(a)                               solicit or contact any Merchant, Agent Bank, ISO or Referred Merchant, for the purpose of directly or indirectly providing or receiving Merchant Services anywhere in the United States;

(b)                              employ or engage, or seek to employ or engage, any person who is or was at any time during the term of this Agreement an employee of Elavon, unless such person voluntarily resigns from employment with Elavon without any direct or indirect solicitation, promise, arrangement, agreement or inducement from or on behalf of any Restricted Party; or

(c)                             either orally or in writing, intentionally take any action which disparages Elavon (including its management, directors, officers, shareholders, or affiliates) or its practices or which materially disrupts or impairs its normal operations, or voluntarily provide assistance or information to any person or entity (other than governmental or regulatory entities) pursuing any claim, charge, or complaint against Elavon or to any other person or entity which, to the Knowledge of such Restricted Party, is adverse to Elavon.

2.2                            Non-Competition. Except for the Permitted Activities and subject at all times to Sections 6.2(d) and 6.4 of the Marketing Agreement, during the term of this Agreement (including any extensions or renewals hereof), subject to earlier termination as provided in Section 3.1 below, no Restricted Party shall, directly or indirectly, whether individually, in partnership, jointly, or in conjunction with, or on behalf of, any person, firm, partnership, corporation, or unincorporated association or entity of any kind:

(a)                             engage or participate, directly or indirectly, in the provision of Merchant Services anywhere in the United States, except as specifically provided in, and in compliance with the terms of, the Marketing Agreement; or

(b)                              provide Merchant Services in the United States to any person or entity, or facilitate, refer, solicit, or otherwise participate or engage in the provision of Merchant Services anywhere in the United States to any person or entity, directly or indirectly, including by sponsoring any Person into or with any Credit Card Association or EFT Network, except for the benefit of Elavon as specifically provided in, and in strict compliance with the terms of, the Marketing Agreement.

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2.3                            No Branding or Use of Name or Marks. During the term of this Agreement, except for the Permitted Activities, subject at all times to Section 6.2(d) and Section 6.4 of the Marketing Agreement, and except as specifically provided in, and in compliance with terms of, the Marketing Agreement, no Person shall use or be allowed to use any of the Bank’s tradenames, trademarks, or service marks, or otherwise publicize in any manner any affiliation with, or sponsorship or endorsement by, the Bank or any other Restricted Party, in either case in connection with Merchant Services.

2.4                            Permitted Activities. Notwithstanding anything to the contrary contained in this Agreement or in any other Operative Document, the following activities by any Restricted Party (collectively, the “Permitted Activities”) shall be expressly permitted and shall not be deemed a breach or violation of this Agreement or any other Operative Document:

(a)                               subject to the Bank’s compliance with Sections 2.1(b) (solely as it relates to the TK Global Merchants) and 2.11 of the Marketing Agreement, the [*] by the [*] of its [*], and the [*] of its [*], under the [*];

(b)                              subject to the Bank’s compliance with Sections 2.1(b) (solely as it relates to the TK Global Merchants) and 2.11 of the Marketing Agreement, the [*] by the [*] of its [*], and the [*] of its [*], under the [*] and the [*] of [*] to the [*];

(c)                               the [*] by the [*] of its [*], and the [*] of its [*] and the [*] for purposes of [*] the [*] of the [*] during the [*];

(d)                              the [*] by the [*], and the [*] of its [*], the [*] or, subject to the [*] with [*] and [*] of the [*], such other [*] as the [*] may conclude from time to time with [*] of [*] for the purpose of [providing Merchant Services] to [*] and any [*] to the [*] the [*] as to whom [*] does not (i) [*] with pursuant to [*] of the [*] or (ii) if applicable, [*] its [*] of the [*]; and

(e)                               the [*] by the [*] of [*] to [*] of [*] in accordance with the last sentence of [*] of the [*].

2.5                            Acknowledgments. Each of Parent and the Bank acknowledges and agrees that the restrictions set forth in Sections 2.1, 2.2 and 2.3 hereof are reasonable and necessary to protect the legitimate business interests of Elavon, and are reasonable and necessary to protect the goodwill and other value of the Assets Sold, the business of Elavon, and the benefits bargained for by Elavon under the Purchase Agreement and the Marketing Agreement. Each of Parent and the Bank further acknowledges and agrees that the restrictions set forth in Sections 2.1, 2.2 and 2.3 hereof are narrowly drawn, are fair and reasonable in time and territory, and place no greater restraint upon Parent and the Bank than is reasonably necessary to secure the goodwill and other value of the Assets Sold, the business of Elavon, and the benefits bargained for by Elavon under the Purchase Agreement and the Marketing Agreement. Each of Parent and Bank further acknowledge and agree that any assignment of the Marketing Agreement shall be deemed to be an assignment of this Agreement, and the failure of any such assignee to expressly assume this Agreement shall be deemed a breach of this Agreement and the Marketing Agreement.

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2.6                            Remedies. Each of the Bank and Parent acknowledges that a breach of the restrictions contained in Sections 2.1, 2.2 or 2.3 hereof will cause irreparable damage to Elavon, the exact amount of which will be difficult to ascertain, and that the remedies at law for any such breach will be inadequate. Accordingly, each of the Bank and Parent agrees that if it breaches the restrictions contained in Sections 2.1, 2.2 or 2.3 hereof, then Elavon shall be entitled to equitable relief, including but not limited to, injunctive relief, without posting bond or other security unless otherwise required by applicable law, as well as money damages insofar as they can be determined.

ARTICLE III

TERM

3.1                            Term. The term of this Agreement shall begin on the date hereof and shall continue for so long as the Marketing Agreement is in effect, and upon the effective date of the termination of the Marketing Agreement, this Agreement shall, subject to Section 4.12 below, automatically and without the need for any action by any party hereto, terminate.

3.2                            Automatic Extension. In the event the Marketing Agreement is extended, renewed or otherwise in effect for a period extending beyond the Initial Term of this Agreement, this Agreement shall be in effect until such time thereafter as the Marketing Agreement is terminated.

ARTICLE IV

MISCELLANEOUS

4.1                            Notices. Except as otherwise specified herein, all notices, demands and other communications hereunder shall be in writing and shall be delivered (i) in person, or (ii) by United States mail, certified or registered, with return receipt requested, or (iii) by national overnight courier service, as follows:

If to the Bank or Parent:	Monterey County Bank
601 Munras Avenue
Monterey, California 93940
Attention: Charles Chrietzberg

with a copy to:	Siavage Law Group, LLC
(which shall not	1360 Peachtree Street, Suite 1050
constitute notice)	Atlanta, GA 30309
Attention: Marc D’Annunzio

If to Elavon:	Elavon, Inc.
One Concourse Parkway, Suite 300
Atlanta, Georgia 30328
Attention: Mindy M. Doster, Esq.
General Counsel

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with a copy to:	Elavon, Inc.
(which shall not	One Concourse Parkway, Suite 300
constitute notice)	Atlanta, Georgia 30328
Attention: Edward M. O’Hare
Senior Vice President

with a copy to:	McKenna Long & Aldridge LLP
(which shall not	SunTrust Plaza, Suite 5300
constitute notice)	303 Peachtree Street, N.E.
Atlanta, Georgia 30308
Attention: Anthony M. Balloon, Esq.

The persons or addresses to which mailings or deliveries shall be made may be changed from time to time by notice given pursuant to the provisions of this Section 4.1. Any notice, demand or other communication given pursuant to the provisions of this Section 4.1 shall be deemed to have been given on the date actually delivered against proof of receipt therefor.

4.2                            Third-Party Beneficiaries. The parties to this Agreement do not intend this Agreement to benefit or create any right or cause of action in or on behalf of any person other than Parent, the Bank, and Elavon.

4.3                            Successors and Assigns. All terms and provisions of this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns. Subject always to the last sentence of Section 2.6 hereof, this Agreement and the rights, privileges, duties and obligations of the parties hereto may not be assigned or delegated by any party without the prior written consent of the other party; provided, however, that such consent shall not be required (a) for the assignment by any party of its rights and privileges hereunder to a person or entity controlling, controlled by or under common control with such party (it being understood that no such assignment shall relieve the assigning party of its duties or obligations hereunder), or (b) for the assignment and delegation by any party of its rights, privileges, duties and obligations hereunder to any person into or with which the assigning party shall merge or consolidate or to which the assigning party shall sell all or substantially all of its assets, provided that upon the request of the non-assigning party the assignee shall formally agree in writing to assume all the rights and obligations of the assigning party created hereby.

4.4                            Amendments and Waivers. This Agreement, any of the instruments referred to herein and any of the provisions hereof or thereof shall not be amended, modified or waived in any fashion except by an instrument in writing signed by the parties hereto. The waiver by a party of any breach of this Agreement by another party shall not operate or be construed as the waiver of the same or another breach on a subsequent occasion, nor shall any delay in exercising any right, power or privilege hereunder constitute a waiver thereof.

4.5                            Severability of Provisions. If any provision of this Agreement, or the application of any such provision to any person or circumstance, is invalid or unenforceable, the remainder of this Agreement, or the application of such provision to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected by such invalidity or

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unenforceability, and the parties hereto expressly authorize any court of competent jurisdiction to modify any such provision in order that such provision shall be enforced by such court to the fullest extent permitted by applicable law.

4.6                            Counterparts; Delivery. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one instrument. The parties acknowledge that delivery of executed counterparts of this Agreement may be effected by a facsimile transmission or other comparable means, with an original document to be delivered promptly thereafter via overnight courier.

4.7                            Governing Law. This Agreement is made and entered into under the laws of the State of Georgia and the laws of that State applicable to agreements made and to be performed entirely thereunder (without giving effect to the principles of conflicts of laws thereof) shall govern the validity and interpretation hereof and the performance by the parties hereto of their respective duties and obligations.

4.8                            Section Headings. The headings of Sections contained in this Agreement are for convenience of reference only and do not form a part of this Agreement.

4.9                            Entire Agreement. The making, execution and delivery of this Agreement by the parties hereto have been induced by no representations, statements, warranties or agreements other than those herein expressed and expressed in the Purchase Agreement and the Marketing Agreement. This Agreement, the Purchase Agreement the Marketing Agreement, and the other written instruments specifically referred to herein and therein, embody the entire understanding of the parties and supersede in their entirety all prior communication, correspondence, and instruments, and there are no further or other agreements or understandings, written or oral, in effect between the parties relating to the subject matter hereof.

4.10                    Publicity. The timing and content of any and all public statements, announcements or other publicity concerning the transactions contemplated herein shall be mutually agreed upon by Parent and Elavon, which agreement shall not be unreasonably withheld.

4.11                    Dispute Resolution. With the exception of an action by Elavon to enforce the covenants of Article II hereof, which may be brought in any court of competent jurisdiction, any controversy, dispute or claim arising out of, or in connection with, this Agreement must be settled by final and binding arbitration to be held in Atlanta, Georgia in accordance with the then current Commercial Arbitration Rules of the American Arbitration Association (“AAA”) as may be amended from time to time (the “AAA Rules”). Judgment upon an award rendered by the arbitrators may be entered in any court: (i) having jurisdiction thereof, (ii) having jurisdiction over the party against whom enforcement thereof is sought, or (iii) having jurisdiction over any such party’s assets. The award shall be rendered by a panel of three (3) arbitrators, who shall be selected in accordance with the AAA Rules.

4.12                    Survival. The provisions of Sections 2.1, 2.5 and 2.6 and Article IV shall survive the termination of this Agreement.

(Signatures begin on next page)

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IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Non-Competition Agreement as of the date first written above.

“Bank”:	“Parent”:

MONTEREY COUNTY BANK	NORTHERN CALIFORNIA BANCORP, INC.

By: /s/ Charles T. Chrietzberg, Jr.	By: /s/ Charles T. Chrietzberg, Jr.
Name: Charles T. Chrietzberg. Jr.	Name: Charles T. Chrietzberg. Jr.
Title: Chairman, President & CEO	Title: Chairman, President & CEO

“Elavon”:

ELAVON, INC.

By: /s/ Philip A. Moschella
Name: Philip A. Moschella
Title: Vice President - Corporate Development

CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

EXECUTION VERSION

MARKETING AND SALES ALLIANCE AGREEMENT

THIS MARKETING AND SALES ALLIANCE AGREEMENT (this “Agreement”) is made, entered into, and effective as of this 1st day of November, 2010 by and among (i) MONTEREY COUNTY BANK, a bank chartered under the laws of the State of California (the “Bank”), (ii) solely as to Section 4.2 and Articles II, VI, VII and VIII hereof, NORTHERN CALIFORNIA BANCORP, INC., a California corporation and the sole shareholder of the Bank (“Parent”), and (iii) ELAVON, INC., a Georgia corporation (“Elavon”).

BACKGROUND AND PURPOSE

A.                                 The Bank has sold to Elavon all of the Bank’s merchant transaction processing assets (with the exception of the Excluded Assets) pursuant to that certain Merchant Asset Purchase Agreement dated as of even date herewith by and among the Bank, Parent and Elavon (the “Purchase Agreement”).

B.                                  Parent, the Bank and Elavon now desire to enter into, in connection with the Purchase Agreement, a mutually beneficial marketing relationship, as set forth herein.

THE AGREEMENT

NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein contained, and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

ARTICLE I

DEFINITIONS

1.1                            Certain Defined Terms. For purposes of this Agreement, the following capitalized terms shall have the following meanings:

“Auxiliary Documents” has the meaning set forth in Section 2.1(a) hereof.

“Banking Services” means those banking services presently offered (or contemplated during the term of this Agreement to be offered) by the Bank or another Restricted Party to merchants. Banking Services shall not include (a) the Merchant Services presently offered by Elavon or (b) evolutions thereof that are (i) offered by Elavon during the term of this Agreement, and (ii) generally offered by other major merchant service providers.

“Cash Advance” has the meaning set forth in Section 3.1 hereof.

“Confidential Information” has the meaning set forth in Section 2.8 hereof.

“Contract Year” means each twelve (12) month period during the term of this Agreement beginning with the twelve (12) month period commencing on the date hereof.

CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

“Credit Card” means (i) a VISA card or other card bearing the symbol(s) of VISA U.S.A., Inc. or VISA International, Inc., or (ii) a MasterCard card or other card bearing the symbol(s) of MasterCard International Incorporated, or (iii) any card bearing the symbols of any other Credit Card Association.

“Credit Card Associations” means (i) VISA U.S.A., Inc., (ii) VISA International, Inc., (iii) MasterCard International Incorporated, or (iv) any other Credit Card-sponsoring organization or association that hereafter contracts with the Bank to settle Merchant sales transactions effected with its Credit Cards, and any successor organization or association to any of the foregoing.

“Credit Loss” means any loss, including but not limited to a chargeback, resulting from or attributable to the failure by a Merchant to pay amounts owed by it under a Merchant Agreement.

“Debit Card” means a card with a magnetic stripe bearing the symbol(s) of one or more EFT Networks or Credit Card Associations which enables the holder to pay for goods or services by authorizing an electronic debit to the cardholder’s designated deposit account.

“Dues and Assessments” mean fees charged by the Payment Networks and retained by the Payment Networks to fund their operations. The fees consist of a percentage of the total sales transaction as set by each Payment Network.

“Dynamic Currency Conversion (DCC)” means a service that allows a merchant to offer international cardholders the option to pay in a local currency rather than the currency applicable to the Credit Card used at the point-of-sale.

“ECS Rules” means all applicable principles and rules of the ECS associations, and all rules, operating regulations, and guidelines for ECS transactions issued by Elavon and/or Member from time to time, including without limitation, the Electronic Funds Transfer Act, Regulation E of the United States Federal Reserve, the NACHA Operating Regulations, as well as all amendments, changes, and revisions made thereto from time to time.

“EFT Network” means electronic funds transfer networks such as Star Systems, PULSE EFT Association, NYCE, and any other similar organizations or associations, and any successor organizations or associations to any of the foregoing.

“Electronic Benefit Transfer (EBT)” means a transaction where a Referred Merchant issues benefits to a recipient in accordance with applicable electronic benefit transfer policies and procedures, Payment Network Regulations and applicable laws.

“Electronic Check Services (ECS)” means any transaction that involves a purchase, reversal/void, decline, chargeback, and representment/resubmit pursuant to the ECS Rules.

“Electronic Gift Card (EGC)” means a transaction where a Referred Merchant accepts electronic gift cards, loyalty cards, or prepaid cards for purchases made by customers of the Referred Merchant who hold such cards in accordance with applicable electronic gift card terms and conditions, Payment Network Regulations and applicable laws.

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“Financial Transaction Device” or “FTD” means any Credit Card, Debit Card or any other financial transaction device, such as a stored value card, electronic card, “smart” card, electronic check or other evolutionary financial transaction device used for the purpose of obtaining credit or debiting consumer accounts that is now or hereafter effected through transactions with merchants.

“Initial Term” has the meaning set forth in Section 5.1 hereof.

“Interchange” means the fee charged by the Payment Networks and remitted by the Payment Networks to the card-issuing members. The fee typically consists of a percentage of the total sales transaction plus a per item fee, each as set by each Payment Network. The fee can vary based on the type of merchant, method of authorization and other criteria stipulated by each Payment Network.

“Involuntary Bankruptcy Proceeding” with respect to a Person means that a case or other proceeding shall be commenced against the person or any subsidiary of such Person in any court of competent jurisdiction, or through any regulatory agency or body, seeking (i) relief under the Bankruptcy Code of 1978, as amended, or other federal bankruptcy laws (as now or hereafter in effect) or under any other applicable laws, domestic or foreign, relating to bankruptcy, insolvency, reorganization, winding up, or composition or adjustment of debts, or (ii) the appointment of a trustee, receiver, custodian, liquidator or the like of such Person, or of all or any substantial part of the assets, domestic or foreign, of such Person, or any other similar conservatorship or receivership proceeding instituted or administered by any regulatory agency or body.

“Licensed Marks” has the meaning set forth in Section 2.5 hereof.

“Member” means a financial institution (including, if and to the extent permitted by the Payment Network Regulations, Elavon) that is a principal, sponsoring, affiliate, or other member of the Payment Networks and, with respect to any Merchant or Referred Merchant, means the member of the Payment Networks that is a party to the Merchant Agreement with respect to such Merchant or Referred Merchant, as may be designated from time to time by Elavon pursuant to Section 2.4 hereof.

“Merchant” has the meaning set forth in the Purchase Agreement.

“Merchant Account Royalty” has the meaning set forth in Section 2.3(a) hereof.

“Merchant Agreement” means an agreement between (i) Elavon and/or the Bank (and a Member), and (ii) a merchant, pursuant to which the merchant undertakes to honor Financial Transaction Devices, and includes, without limitation, all merchant agreements sold, assigned, conveyed and transferred to Elavon by the Bank pursuant to the Purchase Agreement.

“Merchant Discount” means the fee charged to Referred Merchants for the authorization, processing and settlement of Credit Card and Debit Card transactions. The fee typically consists of a percentage of the total sales transaction volume of a Referred Merchant, as such percentage is agreed, plus a per item fee. The fee can vary based on the type of Referred Merchant, method of authorization and other criteria stipulated by Elavon.

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“Merchant Services” means FTD processing services and other related products and services, as provided by (or similar to the services provided by) Elavon and its subsidiaries and affiliates from time to time.

“Net Sales Revenue” means, with respect to any Merchant or any Referred Merchant and with respect to any given period of time, the Merchant Discount plus Other Fee Revenue attributable to sales transactions by such Merchant or Referred Merchant, as applicable, in which a customer utilizes a Credit Card, Debit Card or other Financial Transaction Device, less Interchange, Dues and Assessments and fees or adjustments due to third parties that are attributable to such Merchant or Referred Merchant, as applicable, or any Financial Transaction Device presented to such Merchant or Referred Merchant, as applicable; provided, in no event will Net Sales Revenue be deemed to include revenue attributable to Equipment.

“New Merchant Account Bonus” has the meaning set forth in Section 2.3(c) hereof.

“Other Fee Revenue” means revenue from the following fees to be included in the calculation of Net Sales Revenue: (i) monthly statement fee; (ii) monthly minimum fee; (iii) authorization fees (including American Express, Diners, Discover and JCB); (iv) debit transaction fees; (v) application fees; (vi) EGC; (vii) ECS; (viii) DCC; (ix) EBT; and (x) chargeback fees; provided, in no event will Other Fee Revenue be deemed to include revenue attributable to Equipment.

“Parent Entity” means any of Parent, the Bank, and their respective affiliates and subsidiaries in existence from time to time.

“Payment Network” means any Credit Card Association, EFT Network or any other organization or association that issues or sponsors a Financial Transaction Device.

“Payment Network Regulations” means, collectively, the rules and regulations promulgated by the Credit Card Associations, the EFT Networks or any other Payment Networks, as applicable, including, without limitation, the ECS Rules.

“Person” means any of a natural person, corporation, partnership, firm, association, limited liability company, trust, estate or other entity of any kind.

“Referred Merchant” means a merchant referred to Elavon by the Bank pursuant to, and during the term of this Agreement (including any extensions and renewals hereof) that, as a result of such referral, enters into a Merchant Agreement with Elavon and the Member.

“TK Global Agreements” means the TK Global Referral Agreement and any merchant agreement entered into between the Bank and any TK Global Merchant as of the date hereof.

“TK Global Referral Agreement” means the Referral Agreement, dated February 25, 2008, by and between TK Global Partners and the Bank.

“TK Global Merchants” means the Merchants that have been referred to the Bank by TK Global Partners pursuant to the TK Global Referral Agreement and that have entered into

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merchant agreements with the Bank as of the date hereof in connection with such referral, as more particularly set forth on Schedule 1.2 of the Purchase Agreement.

“TIB” means TIB- The Independent BankersBank, a Texas banking corporation.

“TIB Agreement” means that certain Processing Service Agreement by and between TIB and the Bank dated July 1, 2006, as amended.

“Underwriting Guidelines” has the meaning set forth in Section 2.1(b) hereof.

“Voluntary Bankruptcy Proceeding” with respect to any Person means that the Person or any subsidiary of such Person shall (i) commence a voluntary case under the Bankruptcy Code of 1978, as amended, or other federal bankruptcy laws (as now or hereafter in effect), (ii) file a petition seeking to take advantage of any other applicable laws, domestic or foreign, relating to bankruptcy, insolvency, reorganization, winding up, or composition or adjustment of debts, or any other similar conservatorship or receivership proceeding instituted or administered by any regulatory agency or body, (iii) consent to or fail to contest, in a timely and appropriate manner, any petition filed against it in an involuntary case under such bankruptcy laws or other applicable laws or consent to an Involuntary Bankruptcy Proceeding, (iv) apply for or consent to, or fail to contest in a timely and appropriate manner, the appointment of, or the taking of possession by, a trustee, receiver, custodian, liquidator or similar entity of such Person or of all or any substantial part of its assets, domestic or foreign, (v) admit in writing its inability to pay its debts as they become due, (vi) make a general assignment for the benefit of creditors, (vii) make a conveyance fraudulent as to creditors under any applicable law, or (viii) take any corporate action for the purpose of effecting any of the foregoing.

1.2                            Other Definitional Provisions. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Purchase Agreement. Singular terms shall include the plural, and vice versa, unless the context otherwise requires. The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement and not to any particular provision of this Agreement, and Section and Schedule references are to this Agreement, unless otherwise specified. The term “including” shall mean “including without limitation.”

ARTICLE II

MARKETING RELATIONSHIP; MERCHANT REFERRALS

2.1                            Marketing; Referral of Merchants to Elavon.

(a)                               The Bank will actively, and through the use of all reasonable efforts, cooperate with Elavon, exclusively, in marketing Merchant Services to merchants and prospective merchants (including the customers of the Bank, but excluding the TK Global Merchants for so long as the TK Global Merchants are parties or otherwise subject to the TK Global Agreements). Such marketing services and assistance shall include, without limitation, the distribution by the Bank of promotional and informational materials and supplies relating to the Merchant Services conducted by Elavon and such other services and assistance as may reasonably be requested by Elavon. Elavon will

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provide the Bank access to all merchant applications and merchant agreements to be used in connection with the Merchant Services, including supplies for cash advances to be effected by the Bank. The Bank covenants and agrees that it will only use and provide to merchants the applications and merchant agreements, and advertising, marketing, promotional and other related materials (collectively, “Auxiliary Documents”), supplied by or at the direction of, or approved in writing in advance, by Elavon. From time to time at the reasonable request of Elavon, the Bank will provide enhanced promotional services or opportunities to or on behalf of Elavon such as the provision of sales or marketing personnel or employee incentives. Further, the Bank shall provide to Elavon such office space at the Bank’s locations as reasonably requested by Elavon, and as agreed by the Bank.

(b)                              The Bank agrees to refer exclusively to Elavon any merchants, financial institutions, independent sales organizations, or other associations, institutions, organizations, entities, or other Persons that inquire about, request, or otherwise evidence an interest, to the Bank’s knowledge, in Merchant Services (including any potential merchants referred to the Bank pursuant to the TK Global Referral Agreement after the date hereof). All such referrals shall be communicated to Elavon by the Bank in a manner to be mutually agreed upon by the parties hereto. Upon any such merchant referral, Elavon shall process such referral and corresponding merchant application in accordance with its practices and procedures, and otherwise in accordance with the credit policy, risk and underwriting guidelines then in effect for each of Elavon and the Member (collectively, the “Underwriting Guidelines”). If the referred merchant meets the Underwriting Guidelines, or if Elavon otherwise desires, then Elavon may attempt, in its sole discretion, to enter into a Merchant Agreement, and arrange for the Member to enter into a Merchant Agreement, with such merchant providing for the performance of such Merchant Services by Elavon. If Elavon determines that it does not desire to enter into a Merchant Agreement with any such referred merchant (including after the process described in Section 2.2), Elavon shall provide written notice of such election to the Bank, and upon receipt of such notice the Bank shall be free to refer such merchant to another provider of Merchant Services, and such referral shall not be construed as a breach of this Agreement or the Non-Competition Agreement. Upon the reasonable request of Elavon, the Bank agrees to enforce all of their available rights with regard to the TIB Agreement or any other permitted successor agreement entered into pursuant to Section 2.11 below, between the Bank, on the one hand, and any third-party provider of Merchant Services, on the other hand.

(c)                               For the purposes of this Section 2.1, and subject at all times to the provisions of Article VI, the defined term “Bank” shall include the Bank and any other Parent Entities that now or in the future provide banking services.

2.2                            Subsidies/Credit Enhancements.

(a)                               If the Bank refers to Elavon a merchant who desires to receive Merchant Services and meets the Underwriting Guidelines, but such referred merchant is unwilling to offer discount revenue at a rate Elavon would otherwise require, then the Bank shall have the right (exercisable in its sole discretion), but not the obligation, to offer to

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subsidize such discount revenue by payment to Elavon of such amounts as Elavon may require. The Bank must agree to any such subsidy in writing in the form and upon such terms as are acceptable to Elavon; provided, however, that in no event shall Elavon or the Member be obligated to enter into a Merchant Agreement with any referred merchant with respect to whom the Bank has offered such a subsidy.

(b)                              In the event Elavon or the Member declines to enter into a Merchant Agreement with any referred merchant in accordance with Section 2.1(b), the Bank shall have the right (exercisable in its sole discretion), but not the obligation, to offer to Elavon and the Member such assurances and guarantees (including indemnification and/or credit enhancements), as may be requested by Elavon or the Member, providing neither Elavon nor the Member will incur or suffer any losses associated with the acceptance of such referred merchant; provided, however, that in no event shall Elavon or the Member be obligated to enter into a Merchant Agreement with any referred merchant with respect to whom the Bank has offered such assurances or guarantees. In the event that the Bank elects not to offer such assurances and guarantees to Elavon and the Member pursuant to this Section 2.2(b), the Bank shall provide Elavon with written notice of such election. After delivery to Elavon and the Member of such notice, or, if applicable, after Elavon has elected in writing not to enter into a Merchant Agreement with any referred merchant with respect to whom the Bank has offered such assurances or guarantees, the Bank may refer such merchant to another provider of Merchant Services, and such referral shall not be construed as a breach of this Agreement or the Non-Competition Agreement.

2.3                            Payment of Royalties; New Merchant Account Bonus.

(a)                               During the term of this Agreement (including any extensions or renewals hereof), and with respect to each Merchant and each Referred Merchant, Elavon shall pay to the Bank a royalty of [*] processed through Elavon’s network by such Merchant or Referred Merchant (the “Merchant Account Royalty”), plus a flat, one-time fee of [*] for each Referred Merchant that is activated by Elavon and commences processing Credit Card, Debit Card or other FTD transactions through Elavon (each a “Referral Fee” and collectively, the “Referral Fees”). Notwithstanding the foregoing, the Bank and Elavon acknowledge and agree that during the “Transition Period” (as such term is defined in the Purchase Agreement) and only during the Transition Period, the Merchant Account Royalty payable with respect to the Merchants (but excluding the Merchant Account Royalty payable with respect to the Referred Merchants) shall be paid pursuant to and in accordance with Section 3.3 of the Purchase Agreement and not pursuant to this Section 2.3(a).

(b)                              The Merchant Account Royalty and Referral Fees shall be calculated on a calendar month basis and shall be paid, in arrears, within thirty (30) days of the end of each calendar month with respect to which the Merchant Account Royalty and Referral Fees are due hereunder.

(c)                               The Bank shall be eligible to be paid a yearly bonus (the “New Merchant Account Bonus”) in respect of each Contract Year based on the number of merchants that became Referred Merchants, were activated by Elavon and commenced processing Credit

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CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

Card, Debit Card or other FTD transactions through Elavon during such Contract Year. The New Merchant Account Bonus, if any, shall be paid within ninety (90) days after the end of the applicable Contract Year. For each Contract Year, the New Merchant Account Bonus shall be determined as follows:

Number of Referred		Amount of New
Merchants During A		Merchant
Contract Year		Account Bonus
0 -	50	[*]
50 -	75	[*]
76 -	100	[*]
101	Or more	[*]

For purposes of example only, if the number of merchants that became Referred Merchants during the Contract Year beginning on the date hereof and ending one year from the date hereof [*], then the Bank shall be entitled to a New Merchant Account Bonus of [*], which would be paid no later than ninety (90) days after the date that is one year from the date hereof.

(d)                              The parties hereby acknowledge and agree that, unless and until Elavon exercises its rights under Section 2.11 hereof, the TK Global Merchants shall not be subject to the provisions of Section 2.3 of this Agreement and shall not be deemed Merchants or Referred Merchants for purposes of this Agreement.

2.4                            Ownership of Merchant Agreements. Each of Elavon, the Bank and Parent acknowledges and agrees that any merchant that is a party to a Merchant Agreement does and shall have a direct business relationship with Elavon. Subject to the Payment Network Regulations, and notwithstanding the Bank being a party to any such Merchant Agreement, or anything to the contrary in any Merchant Agreement, Elavon does and shall own, administer and control the Merchant Agreements and the relationship created thereby (such control shall include, without limitation, decisions regarding the continuance, amendment, assignment or termination of such Merchant Agreement). The Bank acknowledges and agrees that, with respect to any Merchant Agreement to which the Bank is a party, the Bank shall, upon the request of Elavon in Elavon’s sole discretion, and with respect to any Merchant or Referred Merchant designated by Elavon, assign to Elavon and the Member all of the Bank’s rights and obligations with respect to the Merchant Agreement relating to such Merchant or Referred Merchant. Upon any such request, the Bank agrees to execute all instruments and documents as may reasonably be requested by Elavon in order to effectuate the assignment of such rights and obligations. The Bank also agrees that Elavon may designate, redesignate, or substitute any financial institution to serve as the Member with respect to any merchant that is a party to a Merchant Agreement and the sponsorship of the Bank’s activity hereunder. The Bank agrees to take such steps as may reasonably be requested by Elavon to effect any such change in the Member.

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CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

2.5       Use of Bank’s Licensed Marks. The Bank hereby grants to Elavon a limited, non-exclusive, non-transferable, royalty-free license, during the term of this Agreement (including any extensions and renewals hereof), to use the Bank’s name and other trademarks and service marks identified on Schedule 2.5 attached hereto (the “Licensed Marks”) on FTD transaction slips, in merchant agreements, and in such other Auxiliary Documents furnished to merchants or to prospective merchants to the extent: (i) required by applicable provisions of the Payment Network Regulations; and (ii) as reasonably requested by Elavon. Notwithstanding any termination of such license, the parties acknowledge that they shall not be obligated to recall or retrieve any information, media or document previously distributed on behalf of the Merchant Business conducted hereunder.

2.6       Servicing and Monitoring of Merchant Bank Card Accounts. The parties hereto agree that all merchant bank card accounts of Merchants and Referred Merchants shall be serviced as follows:

(a)        Each Referred Merchant and Merchant shall maintain a designated deposit account or accounts at the Bank or another depository institution approved by Elavon and the Member. The Member shall be permitted access to any funds in such account to the extent funds are needed to fund fees, assessments, charge-backs, returned items or any other obligations of a Referred Merchant or Merchant to Elavon, the Member, the Payment Networks, or any FTD issuing bank or account holder.

(b)        The Bank shall use commercially reasonable efforts to assist Elavon in its efforts to monitor the business activities and deposit accounts of Referred Merchants and Merchants and shall notify Elavon immediately of any information of which the Bank becomes aware that indicates that a Referred Merchant or Merchant is experiencing financial difficulty or engaging in improper conduct or violating the rules, regulations or procedures of the Payment Networks, Elavon or the Member. The Bank shall comply with all reasonable requests of Elavon and the Member to conduct investigations, supply information or perform any other act or thing relating to investigating Merchant or Referred Merchant activities and condition. On a monthly basis during the term of this Agreement, Elavon shall provide a list to the Bank of those Merchants and Referred Merchants that have terminated their Merchant Agreements with Elavon.

(c)        If the Bank accepts or continues to accept paper deposits evidencing FTD transactions from merchants, and/or provides over-the-counter funding in connection therewith, it shall do so only with respect to merchants whose Merchant Agreements permit paper deposits. Further, the Bank shall comply in all respects with the Payment Network Regulations, the practices and procedures of Elavon, and the reasonable instructions of Elavon in connection therewith.

2.7       Payment Network Licensing. The Bank shall, to the extent required by the rules and regulations of the Payment Networks, obtain and maintain such memberships or licenses with the Payment Networks during the term of this Agreement (including any extensions and renewals hereof) as are necessary for Elavon and the Bank to fully perform their obligations hereunder. The Bank hereby covenants and agrees to comply in all respects with the rules and

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CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

regulations promulgated by the Payment Networks necessary for the Bank to perform its obligations hereunder.

2.8       Confidentiality.

(a)        Elavon, the Bank and Parent acknowledge that, in the performance of the obligations of each of Elavon, the Bank and Parent under this Agreement, each of the parties will be in possession of confidential and proprietary information of the other parties and of Merchants and Referred Merchants, including customer lists and customer information, customer account numbers and account documentation, the status of any account, pricing information, computer access codes, instruction and/or procedural manuals, business and financial plans, the Operative Documents, and any other data or information in the possession of Elavon, the Bank or Parent which is competitively sensitive and not generally known to the public (“Confidential Information”). Elavon, the Bank and Parent also acknowledge that each of the parties has an obligation to protect and maintain the confidentiality of such Confidential Information. Each of Elavon, Bank and Parent agree to use all reasonable efforts to maintain the confidentiality of such Confidential Information and to not disclose such Confidential Information for any purpose other than to the extent necessary for the performance of the obligations contemplated under this Agreement, the Merchant Agreements, and the Merchant Services conducted in connection herewith and therewith. Without limiting the generality of the foregoing, the Bank and Parent shall not disclose such Confidential Information to TIB or any other third-party processor, other than (i) such Confidential Information as may already be in TIB’s possession by virtue of its existing relationship with the Bank, (ii) such Confidential Information as may be necessary for TIB or other processor to perform the activities contemplated by Article III of the Purchase Agreement, or (iii) such Confidential Information that relates to (A) Excluded Merchants, (B) TK Global Merchants, and (C) merchants referred by the Bank to TIB or such other processors in compliance with Sections 2.1(b) and 2.2(b) hereof. Each party shall use all reasonable efforts to inform its employees, agents, representatives and independent contractors of the confidential nature of the Confidential Information and to cause them to comply with the terms of this Section 2.8. Notwithstanding the foregoing, the Bank and Elavon acknowledge and agree that the restrictions contained in this Section 2.8 shall not apply to any disclosures of such Confidential Information by Elavon or the Bank, as applicable, in connection with, or as may be required relating to (a) the provision by Elavon of Merchant Services under this Agreement or the other Operative Documents, or otherwise in connection with Elavon’s or the Bank’s performance of their respective obligations hereunder or thereunder, (b) such disclosure as may be required by applicable law or regulation or Payment Network Regulations, (c) such disclosure as is contained in or required to prepare any financial statements (including the notes thereto), (d) appropriate or necessary disclosure to banking authorities or regulators, including as may result from Elavon’s status as an affiliate of U.S. Bancorp or another bank, or (e) disclosure to U.S. Bancorp’s Corporate and Compliance Units. The covenants contained in this Section 2.8 shall survive for the duration of this Agreement and a period of three (3) years after the termination or expiration hereof.

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CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

(b)        Further, each of Elavon, the Bank and Parent agrees to comply with the applicable provisions of the Gramm-Leach-Bliley Act of 1999 (Public Law 106-102, 113 Stat. 1138), as it may be amended from time to time, and the rules and regulations promulgated thereunder (collectively, the “Act”). The Act imposes certain obligations on financial institutions with respect to the confidentiality and non-disclosure of consumers’ Nonpublic Personal Information (as defined in the Act) provided to such financial institutions. The parties recognize that due to the business nature of this Agreement, which relates to the provision of transaction processing services to merchants, most, if not all, of the information transferred pursuant to this Agreement will not be Nonpublic Personal Information. Nonetheless, each of Elavon, the Bank and Parent recognizes its obligations under the Act with regard to any Nonpublic Personal Information transferred pursuant to this Agreement and will comply with the applicable provisions of the Act with regard to any such information.

(c)        If Elavon, the Bank or Parent breaches its duties under this Section 2.8, the parties agree that the nonbreaching party will suffer irreparable harm and the total amount of monetary damages therefor will be impossible to calculate and will therefore be an inadequate remedy. Accordingly, the parties agree that the nonbreaching party shall be entitled to temporary and permanent injunctive relief against the breaching party, its employees, agents, representatives, or independent contractors, and the other rights and remedies to which any of them may be entitled at law, in equity and under this Agreement.

2.9       Non-Competition Agreement. The parties hereto acknowledge and agree that in connection with the Purchase Agreement and this Agreement, the parties have entered into the Non-Competition Agreement of even date herewith and that any assignment of this Agreement by the Bank or Parent shall also be deemed to be an assignment of the Non-Competition Agreement. Further, the failure of any such assignee to expressly assume the Non-Competition Agreement shall be deemed a breach of this Agreement and the Non-Competition Agreement.

2.10     Sale of Bank. Each of the Bank and Parent acknowledges and agrees that the provisions of this Agreement and the Non-Competition Agreement shall apply to each of the Bank and Parent and to any purchaser, transferee, or assignee (a “Successor Entity”), of all or substantially all of the Bank’s or Parent’s respective assets or any portion of the Bank’s branches. The failure of a Successor Entity to expressly assume this Agreement and the Non-Competition Agreement shall be deemed a breach of this Agreement and the Non-Competition Agreement.

2.11     Sale of TK Global Merchants. If, during the term of this Agreement, the Bank desires to sell, transfer, assign or otherwise change the merchant processor of the TK Global Agreements or any of the TK Global Merchants, the Bank shall provide written notice to Elavon of such desire and shall provide Elavon an exclusive negotiation period of sixty (60) days, during which the Bank shall negotiate in good faith with Elavon regarding the purchase or provision of merchant processing services, as applicable, by Elavon of the TK Global Agreements and the TK Global Merchants. If, following such negotiation period, Elavon and the Bank cannot reach agreement on the terms on which Elavon would purchase the TK Global Agreements or otherwise provide Merchant Services to the applicable TK Global Merchants, then the Bank shall

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CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

be free to sell the TK Global Agreements to, or otherwise conclude alternate processing arrangements with, a third party, and such sale or arrangement shall not be construed as a breach of this Agreement or the Non-Competition Agreement.

2.12     Service Levels.

(a)        During the term of this Agreement, Elavon shall comply with the service levels set forth on Schedule 2.12 (the “Service Levels”).

(b)        The Bank and Elavon acknowledge and agree that the Bank’s right to terminate this Agreement in connection with or arising out of Elavon’s failure to comply with the Service Levels is set forth exclusively in this Section 2.12(b).

(c)        Failure by Elavon to meet or exceed any of the Service Levels shall not constitute an uncured default of a material obligation of Elavon under Section 5.3(a) hereof unless and until such failure constitutes a “Persistent and Critical Service Failure,” as defined below. A “Persistent and Critical Service Failure” will constitute an uncured default of a material obligation of Elavon under Section 5.3(a) hereof, and, as such, will be grounds for termination of this Agreement pursuant to Section 5.3(a), except that none of the cure periods in such Section 5.3(a) shall be applicable.

(d)        In the event that Elavon fails to meet or surpass at least 15 of the 18 Service Levels listed on Schedule 2.12 in any calendar quarter during the term hereof (any such failure, a “Service Failure”), such calendar quarter shall be deemed an “Under-Performance Period,” and Elavon shall give the Bank notice thereof, and shall otherwise promptly take commercially reasonable efforts to address and remedy all such Service Failures that contributed to such Under-Performance Period.

(e)        In the event of two consecutive Under-Performance Periods, Elavon shall give the Bank notice thereof and, in addition to its obligations set forth in Section 2.12(b)(ii) above, shall be available for daily or weekly calls, at the Bank’s discretion, to address, monitor and remedy such Service Failures.

(f)         Thereafter, in the event of another consecutive Under-Performance Period, such circumstance shall be deemed a “Persistent and Critical Service Failure” which shall be grounds for termination of this Agreement pursuant to the procedure set forth in Section 5.3(a) without reference to any of the cure periods provided therein; provided, that if the Bank does not elect to terminate this Agreement pursuant to Section 5.3(a) within sixty (60) days of the occurrence of such Persistent and Critical Service Failure, then such right shall lapse unless and until another Persistent and Critical Service Failure occurs.

2.13     Non-Solicitation. During the term of this Agreement, Elavon will not solicit and will not facilitate the solicitation by its affiliates of, Merchants or Referred Merchants for the provision of Banking Services by any party other than the Bank, including by the use of Bank’s or Parent’s Confidential Information.

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2.14     Loaner Terminals. For the term of this Agreement, Elavon shall provide the Bank with up to five (5) working credit card terminals, which terminals are to be loaned out temporarily to Merchants and Referred Merchants, as needed. The brand, model and specifications of such terminals provided by Elavon shall be chosen by Elavon in its sole discretion.

ARTICLE III

CASH ADVANCES

3.1       Cash Advance Procedure. During the term of this Agreement (including any extensions or renewals hereof), the Bank will continue to make advances of cash (“Cash Advances”) to holders of Financial Transaction Devices in accordance with the Payment Networks Regulations and Elavon’s procedures, and shall cause all records of such Cash Advances to be delivered to Elavon in accordance with such terms and conditions as Elavon may reasonably request, the Payment Network Regulations and Elavon’s procedures, and shall otherwise fulfill its obligations pursuant to this Section 3.1. During the term of this Agreement (including any extensions or renewals hereof), the Bank shall use Elavon and the Member as the exclusive processor of Cash Advances made by the Bank.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1       Representations and Warranties of the Bank. The Bank represents and warrants to Elavon as follows:

(a)        The Bank is a duly organized bank, validly existing and in good standing under the laws of the State of California. The Bank has full power and authority to carry on its business as it is now being conducted and to own and operate its properties and assets.

(b)        The Bank has all requisite power and authority to enter into, adopt and perform all of its obligations under the Alliance Documents. The execution, adoption and delivery of the Alliance Documents have been duly and validly authorized by all necessary corporate action on the part of the Bank, and upon execution and delivery by the other parties hereto and thereto, the Alliance Documents will constitute a legal, valid and binding obligation of the Bank, enforceable against the Bank in accordance with their terms.

(c)        Neither the execution and delivery by the Bank of the Alliance Documents nor the performance of the Alliance Documents by the Bank will violate any applicable law, rule or regulation. The performance of the Alliance Documents by the Bank will not violate the Bank’s charter or by-laws, or any contract or other instrument to which it is a party or by which it is bound and will not violate any outstanding judgment, order, injunction, law, rule or regulation to which it is subject.

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CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

(d)        There are no actions, suits, claims, governmental investigations or proceedings instituted, pending or, to the knowledge of the Bank, threatened against the Bank or against any asset, interest or right of the Bank, that would, if determined adversely to the Bank, have a material adverse effect on the Bank or would materially adversely affect the ability of the Bank to perform its obligations under the Alliance Documents.

(e)        The Bank has not received written notice from any federal, state or other governmental agency or regulatory body indicating that such agency or regulatory body would oppose or not grant or issue its consent or approval, if required, with respect to the transactions contemplated by the Alliance Documents.

4.2       Representations and Warranties of Parent. Parent represents and warrants to Elavon as follows:

(a)        Parent is a duly organized corporation, validly existing and in good standing under the laws of the State of California. Parent has full power and authority to carry on its business as it is now being conducted and to own and operate its properties and assets. Parent owns one hundred percent (100%) of the issued and outstanding capital stock of the Bank.

(b)        Parent has all requisite power and authority to enter into, adopt and perform all of its obligations under the Alliance Documents. The execution, adoption and delivery of the Alliance Documents have been duly and validly authorized by all necessary corporate action on the part of Parent, and upon execution and delivery by the other parties hereto and thereto, the Alliance Documents will constitute a legal, valid and binding obligation of Parent.

(c)        Neither the execution and delivery by Parent of the Alliance Documents nor the performance of the Alliance Documents by Parent will violate any applicable law, rule or regulation. The performance by Parent of its obligations under the Alliance Documents will not violate Parent’s charter or by-laws, or any contract or other instrument to which it is a party or by which it is bound and will not violate any outstanding judgment, order, injunction, law, rule or regulation to which it is subject.

(d)        There are no actions, suits, claims, governmental investigations or proceedings instituted, pending or, to the knowledge of Parent, threatened against Parent or against any asset, interest or right of Parent, that would, if determined adversely to Parent, have a material adverse effect on Parent or would materially adversely affect the ability of Parent to perform its obligations under the Alliance Documents.

(e)        Parent has not received written notice from any federal, state or other governmental agency or regulatory body indicating that such agency or regulatory body would oppose or not grant or issue its consent or approval, if required, with respect to the transactions contemplated by the Alliance Documents.

4.3       Representations and Warranties of Elavon. Elavon represents and warrants to the Bank and Parent as follows:

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CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

(a)        Elavon is a duly organized corporation, validly existing and in good standing under the laws of the State of Georgia. Elavon has full power and authority to carry on its business as it is now being conducted and to own and operate its properties and assets.

(b)        Elavon has all requisite power and authority to enter into, adopt and perform all of its obligations under the Alliance Documents. The execution, adoption and delivery of the Alliance Documents have been duly and validly authorized by all necessary corporate action on the part of Elavon, and upon execution and delivery by the other parties hereto and thereto, the Alliance Documents will constitute a legal, valid and binding obligation of Elavon, enforceable against it in accordance with their terms.

(c)        Neither the execution and delivery by Elavon of the Alliance Documents nor the performance of the Alliance Documents by Elavon will violate any applicable law, rule or regulation. The performance of the Alliance Documents by Elavon will not violate Elavon’s articles of incorporation or by-laws, or any contract or other instrument to which it is a party or by which it is bound and will not violate any outstanding judgment, order, injunction, law, rule or regulation to which it is subject.

(d)        There are no actions, suits, claims, governmental investigations or proceedings instituted, pending or, to the knowledge of Elavon, threatened against Elavon or against any asset, interest or right of Elavon, that would, if determined adversely to Elavon, have a material adverse effect on Elavon or would materially adversely affect the ability of Elavon to perform its obligations under the Alliance Documents.

(e)        Elavon has not received notice from any federal, state or other governmental agency or regulatory body indicating that such agency or regulatory body would oppose or not grant or issue its consent or approval, if required, with respect to the transactions contemplated by the Alliance Documents.

ARTICLE V

TERM AND TERMINATION

5.1       Term. The term of this Agreement shall extend for an initial term of ten (10) years from the date hereof (the “Initial Term”), and shall thereafter be automatically extended for consecutive two-year renewal terms, provided that neither the Bank nor Elavon gives written notice to the other of its intent not to renew not less than one hundred eighty (180) days prior to the expiration of the Initial Term or any renewal term.

5.2       Termination by Elavon. In the event that:

(a)        the Bank defaults in the performance of any of its material obligations under this Agreement, and fails to cure such default within 30 days after written notice (which notice indicates that Elavon may terminate this Agreement pursuant to this Section 5.2(a) if such default is not cured as provided herein) and demand for cure by Elavon; provided, however, if, upon receipt of such written notice, the Bank promptly commences and diligently pursues the cure to completion as soon as reasonably possible,

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CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

then such 30-day period shall be extended for the period of time which is reasonably necessary to cure the default, but in no event more than three months after such written notice; provided, further, that in the event such default remains uncured after the passage of the time period specified herein, that a second notice shall have been sent to the chief executive officer of the Bank notifying such officer of such uncured default and stating that Elavon intends to terminate the Agreement pursuant to this Section 5.2(a) within ten (10) days thereafter unless the default is cured within ten (10) days of the Bank’s receipt of such notice; and provided, further, that in the event the Bank disputes that fact (or the fact that the default is a default of a “material obligation”), then the provisions of Section 8.13 shall have been complied with and any such dispute resolved as provided therein; or

(b)        any material amount due and payable to Elavon by the Bank under this Agreement is not paid within fifteen (15) days after the Bank receives written notice (which notice indicates that Elavon may terminate this Agreement pursuant to this Section 5.2(b) if such non-payment is not cured as provided herein) of such non-payment, and demand for cure; provided, however, that in the event such non-payment remains uncured after the passage of the time period specified herein, that a second notice shall have been sent to the chief executive officer of Parent or the Bank notifying such officer of such uncured non-payment and stating that Elavon intends to terminate the Agreement pursuant to this Section 5.2(b) within ten (10) days thereafter unless the default is cured within ten (10) days of the Bank’s receipt of such notice; and provided, further, that in the event the Bank disputes that fact (or the fact that such non-payment is of a “material” amount), then the provisions of Section 8.13 shall have been complied with and any such dispute resolved as provided therein;

(c)        there occurs a Voluntary Bankruptcy Proceeding or an Involuntary Bankruptcy Proceeding with respect to Parent or the Bank; or

(d)        the Bank fails to provide notice to Elavon prior, where such prior notice is practicable and in compliance with applicable laws, to any adverse action by the California Department of Financial Institutions, the Federal Deposit Insurance Corporation (“FDIC”) or any other governmental entity including without limitation, the appointment of the California Department of Financial Institutions, the FDIC or any other governmental entity as conservator or receiver of the Bank that (i) is (A) final and non-appealable or, (B) after good faith consultation between the Bank, Parent and Elavon, is reasonably determined by all of them to not, without unreasonable effort and expense, be likely to be reversed, and (ii) would have a material, sustained and adverse effect on Parent’s and the Bank’s ability to perform their obligations under this Agreement.

then, in any such case, Elavon, at its option, may terminate this Agreement immediately upon written notice to Parent and the Bank.

5.3       Termination by the Bank. In the event that:

(a)        Elavon defaults in the performance of any of its material obligations under this Agreement and fails to cure such default within thirty (30) days after written notice (which notice indicates that the Bank may terminate this Agreement pursuant to this

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CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

Section 5.3(a) if such default is not cured as provided herein) and demand for cure by the Bank; provided, however, if, upon receipt of such written notice, Elavon promptly commences and diligently pursues the cure to completion as soon as reasonably possible, then such 30-day period shall be extended for the period of time which is reasonably necessary to cure the default, but in no event more than three months after such written notice; provided, further, that in the event such default remains uncured after the passage of the time period specified herein, that a second notice shall have been sent to the chief executive officer of Elavon notifying such officer of such uncured default and stating that the Bank intends to terminate the Agreement pursuant to this Section 5.3(a) within ten (10) days thereafter unless the default is cured within ten (10) days of Elavon’s receipt of such notice; and provided, further, that in the event Elavon disputes that fact (or the fact that the default is a default of a “material obligation”), then the provisions of Section 8.13 shall have been complied with and any such dispute resolved as provided therein; or

(b)        any material amount due and payable to the Bank by Elavon under this Agreement is not paid within fifteen (15) days after Elavon receives written notice (which notice indicates that the Bank may terminate this Agreement pursuant to this Section 5.3(b) if such non-payment is not cured as provided herein) of such non-payment, and demand for cure; provided, however, that in the event such non-payment remains uncured after the passage of the time period specified herein, that a second notice shall have been sent to the chief executive officer or chief operating officer of Elavon notifying such officer of such uncured non-payment and stating that the Bank intends to terminate the Agreement pursuant to this Section 5.3(b) within ten days thereafter unless the default is cured within ten (10) days of Elavon’s receipt of such notice; and provided, further, that in the Elavon disputes that fact (or the fact that such non-payment is of a “material” amount), then the provisions of Section 8.13 shall have been complied with and any such dispute resolved as provided therein; or

(c)        there occurs a Voluntary Bankruptcy Proceeding or an Involuntary Bankruptcy Proceeding with respect to Elavon;

then, in any such case, the Bank, at its option, may terminate this Agreement immediately upon written notice to Elavon.

5.4       Effect of Termination.

(a)        Upon termination or expiration of this Agreement, (i) the Merchant Account Royalty shall cease and Elavon shall pay to the Bank any New Merchant Account Royalties, and reimbursements for expenses then accrued and properly payable under this Agreement, (ii) each of Parent and the Bank will return to Elavon all materials in their possession provided by Elavon or the Member, (iii) Elavon shall return to Parent and the Bank all materials in its possession provided by Parent or the Bank (which in no event shall include any of the Assets Sold), and shall discontinue all uses of the Licensed Marks, (iv) Elavon and the Member shall retain all right, title and interest in and to the Merchant Agreements and Parent and the Bank shall have no interest in such Merchant Agreements, and (v) if a merchant that is party to a Merchant Agreement maintains with

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CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

the Bank a demand deposit account, the Member shall retain the right to charge such account pursuant to the terms of the applicable Merchant Agreement.

(b)        Notwithstanding the exercise by any party of its rights under this Article V, no termination of this Agreement shall relieve any of the parties hereto of its liability for the payment or performance of any obligation accrued prior to the effective date of such termination (including any indemnification obligation arising hereunder, whether or not notice of such indemnification claim has been given before such termination).

(c)        Notwithstanding the expiration or termination of this Agreement by any party hereto pursuant to this Article V or otherwise, the Bank shall cooperate with Elavon and shall promptly execute any and all documents and instruments reasonably requested by Elavon in order to effectuate an orderly transition of (i) the Merchant Services provided to any Merchant or Referred Merchant, and (ii) any Member responsibilities held by the Bank in connection herewith or therewith (as contemplated by Section 2.4 hereof).

(d)        The Bank and Parent each acknowledge and agree that due to the anticipated long term nature of this Agreement, a material breach of this Agreement by the Bank, including any repudiation or action that has the same or similar effect as a repudiation by the Bank or any successor in interest to the Bank (a “Material Breach”), including without limitation the California Department of Financial Institutions, FDIC or any other governmental entity that is appointed conservator or receiver of the Bank, would cause Elavon to suffer considerable damages, the amount of which would be difficult or impossible to estimate.

ARTICLE VI

BANK TRANSACTIONS

6.1       Generally.

(a)        The Bank (for purposes of this Article VI, the defined term “Bank” shall be deemed to include any Parent Entity, as the context may require), and Elavon understand and agree that the Bank and/or other Parent Entities may, from time to time, consummate transactions (for purposes of this Article VI, a “Transaction”) with other financial institutions or other persons or entities (a “Third Party”), through stock or asset acquisition, merger, consolidation, or otherwise, where such Third Party (i) owns a merchant portfolio, and/or (ii) owns bank branches that may be used as a marketing/distribution channel for Merchant Services, and/or (iii) otherwise engages in Merchant Services (any such portfolio, and/or bank branch marketing/distribution channel, and/or other engagement in Merchant Services, being referred to herein as a “New Portfolio”).

(b)        For purposes of this Article VI, any independent, unrelated and unaffiliated Third Party that acquires the Bank in a Change in Control, or acquires all or substantially all of the assets of the Bank, shall be deemed a “Specified Third Party”

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CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

hereunder and the New Portfolio of the Specified Third Party immediately prior to consummation of such Transaction shall be deemed a “Specified Portfolio” hereunder. For purposes hereof, “Change in Control” means any of the following: (i) a merger or consolidation or any similar transaction by any “person” or “group” (as such terms are defined in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) which would cause such person or group to become the beneficial owner of securities representing 50% or more of the voting power of the Bank, (ii) a purchase, lease or other acquisition of all or substantially all of the assets of the Bank, (iii) a purchase or other acquisition of “beneficial ownership” of the Bank by any “person” or “group” (as such terms are defined in Section 13 (d)(3) of the Securities Exchange Act of 1934, as amended), including by way of merger, share exchange or otherwise, which would cause such person or group to become the beneficial owner of securities representing 50% or more of the voting power of the Bank, or (iv) a tender or exchange offer to acquire securities representing 50% or more of the voting power of, the Bank.

(c)        With respect to any such Transaction and with respect to any such New Portfolio that is not a Specified Portfolio, the Bank and Elavon shall, through compliance with the terms of this Article VI, use commercially reasonable efforts to mutually negotiate and agree upon a transaction pursuant to which Elavon shall, subject to the terms of this Article VI, purchase such New Portfolio upon mutually-agreed terms and conditions.

(d)        The Bank shall notify Elavon of the execution by it or any other Parent Entity of any agreement or entry into any arrangement that, if consummated, would result in a New Portfolio (the “New Portfolio Notice,” which shall affirmatively specify whether the New Portfolio is a Specified Portfolio). The Bank shall give such New Portfolio Notice as soon as circumstances and applicable law allow, which the parties contemplate would in no event be later than promptly following the first public announcement of any such agreement. To the extent the New Portfolio is a Specified Portfolio, the provisions of Section 6.2 shall not apply; rather, the provisions of Section 6.3 shall apply.

6.2       New Portfolios that are Not Specified Portfolios.

(a)        Elavon, in cooperation with the Bank, shall promptly take commercially reasonable efforts to value the New Portfolio and to plan the process by which such New Portfolio, if purchased by Elavon as herein permitted, would be converted to Elavon’s systems and otherwise integrated into Elavon’s operations. Elavon and the Bank shall concurrently undertake exclusive negotiations, with respect to the value of the New Portfolio, the consideration proposed to be paid for the New Portfolio, and the proposed timing of such New Portfolio purchase by Elavon. This period of exclusive negotiation shall end not sooner than one hundred eighty (180) days following the consummation of the Transaction that triggers the New Portfolio Notice (or, if later, and with respect to Transactions involving a “Conflicting Processor Agreement,” as defined below, one hundred eighty (180) days following the notice of termination or expiration of such Conflicting Processor Agreement) (the “Exclusive Period”). During the Exclusive Period, the Bank and Elavon shall use commercially reasonable efforts to negotiate in

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CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

good faith a mutually-agreed sales price and other terms and conditions for the purchase by Elavon of such New Portfolio, evidenced by a definitive purchase agreement setting forth final terms of such purchase (a “Definitive Purchase Agreement”). During the Exclusive Period, the Bank and Elavon shall also consider, among other things, whether the Bank would be obligated to make any material payments to terminate any agreements with any existing Merchant Services processor (a “Conflicting Processor Agreement”) for such New Portfolio.

(b)        In the event that the New Portfolio is bound or otherwise encumbered by a Conflicting Processor Agreement, the Bank shall terminate such Conflicting Processor Agreement or, if termination is not allowed, allow such Conflicting Processor Agreement to naturally expire without renewal (including but not limited to providing notice of non-renewal), in each instance as soon as is reasonably possible so as to allow the negotiated purchase of the New Portfolio by Elavon as herein contemplated to occur. If such Conflicting Processor Agreement includes termination fees, liquidated damages, or other penalties (collectively, “Termination Fees”), Elavon shall have the option of agreeing to pay all of such Termination Fees, thereby requiring the Bank to affirmatively terminate such Conflicting Processor Agreement as soon as practicable following consummation of the transaction contemplated by the Definitive Purchase Agreement. However, if Elavon does not agree to pay all such Termination Fees, the New Portfolio may continue to receive Merchant Services from such provider under such Conflicting Processor Agreement until the earliest termination or natural expiration without renewal (including but not limited to providing notice of non-renewal) of such Conflicting Processor Agreement as herein contemplated, whereupon this Section 6.2 shall continue to be applicable to such New Portfolio.

(c)        If Elavon and the Bank, after good faith exclusive negotiations as described herein, within the time period described herein, and otherwise in compliance with the procedures described herein, are unable to agree upon the terms of, and enter into, a Definitive Purchase Agreement with respect to a New Portfolio, then the Bank shall have no more than one hundred eighty (180) days (the “Alternative Sale Period”) in which to sell such New Portfolio to an independent, unrelated and unaffiliated third party pursuant to a bidding and sales process, provided that such sales price shall not be less than the fair market value of such New Portfolio, as established by an independent third party appraiser recognized and skilled in valuing businesses engaged in the Merchant Services business.

(d)        If, after compliance with this Article VI, the Bank does not consummate the sale of the New Portfolio within the Alternative Sale Period as herein contemplated, the Bank may operate such New Portfolio within the ordinary course of business and such operation in and of itself shall not be deemed in breach of Article II hereof or Section 2.2 of the Non-Competition Agreement; provided, however, that the provisions of Sections 2.1 and 2.3 of the Non-Competition Agreement shall continue to apply to the Bank. Further, to the extent the Bank later elects to sell, assign or transfer the New Portfolio, the provisions of this Section 6.2 shall once again apply to such sale.

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6.3       Specified Portfolios. Each Specified Portfolio shall be subject to the provisions of Section 6.4(b) hereof. Further, to the extent the Bank or the Specified Third Party elects to sell, assign or transfer such Specified Portfolio pursuant to a bidding process, then Elavon shall be entitled to participate in such bidding process and Elavon, and any offer it shall make, shall be given equal consideration therein.

6.4       No Violation of the Non-Competition Agreement.

(a)        Non-Specified Portfolios. With respect solely to any applicable New Portfolio that is not a Specified Portfolio, and for so long as the Bank complies with the provisions of this Article VI, the operation in the ordinary course of business of the Merchant Services business by the Bank relating solely to such New Portfolio shall not in and of itself be deemed in breach of Article II hereof or Section 2.2 of the Non-Competition Agreement.

(b)        Specified Portfolios. With respect solely to a Specified Portfolio, the Bank or the Specified Third Party, as the case may be, may in its sole discretion elect to continue to operate the Merchant Services business relating solely to such Specified Portfolio in the ordinary course of business, so long as such operation is not under or in connection with the Bank’s branches, name or brand (or otherwise in violation of Section 2.3 of the Non-Competition Agreement) and does not materially interfere with the benefit of the bargain received by Elavon hereunder, and such acts shall not be deemed a breach of Article II hereof or of Section 2.2 or 2.3 of the Non-Competition Agreement; provided, however, that at such time, if ever, as the Bank or the Specified Third Party, as the case may be, elects to sell, assign or transfer, or solicit, consider, or entertain offers to sell, assign or transfer, the Specified Portfolio or the Merchant Services relating thereto, or otherwise elects to discontinue its operation of the Merchant Services business relating to such Specified Portfolio, then it shall promptly give Elavon notice of such decision, whereupon the provisions of Section 6.3 shall apply to such Specified Portfolio.

ARTICLE VII

INDEMNIFICATION

7.1       Indemnification by Parent and the Bank. Parent and the Bank shall jointly and severally indemnify, defend, and hold harmless Elavon, its affiliates, their respective successors and assigns, and their respective officers, directors, employees, consultants, agents and representatives from any liability, damage, diminution in value, loss, cost, claim or expense, including reasonable attorneys’ and accountants’ fees and expenses that result from or arise out of: (i) the breach or inaccuracy of any of the Bank’s or Parent’s representations or warranties in this Agreement; (ii) the breach of any of the Bank’s or Parent’s covenants or agreements in this Agreement or the Non-Competition Agreement; (iii) any violations of law or governmental rules or regulations, or Payment Network Regulations by the Bank or Parent in performing their respective obligations in connection with this Agreement; (iv) the TK Global Agreements, the TK Global Merchants (but only to the extent arising out of or related to the TK Global Agreements or an act or omission by the Bank or Parent relating thereto), or any obligation, claim or other action arising out of or relating to the TK Global Agreements or the TK Global

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Merchants (but only to the extent arising out of or related to the TK Global Agreements or an act or omission by the Bank or Parent relating thereto), including without limitation, any claims for chargebacks, assessments, interchange fees, transaction fees, fines, penalties or other fees or charges; (v) any act by the California Department of Financial Institutions, FDIC or other governmental entity, including without limitation, the appointment of the California Department of Financial Institutions, FDIC or any other governmental entity as conservator or receiver of the Bank.

7.2       Indemnification by Elavon. Elavon shall indemnify, defend, and hold harmless Parent, the Bank, their affiliates, their respective successors and assigns, and their respective officers, directors, employees, consultants, agents and representatives from any liability, damage, diminution in value, loss, cost, claim or expense, including reasonable attorneys’ and accountants’ fees and expenses that result from or arise out of: (i) the breach or inaccuracy of any of Elavon’s representations or warranties in this Agreement; (ii) the breach of any of Elavon’s covenants or agreements in this Agreement or the Non-Competition Agreement; or (iii) any violations of law or governmental rules or regulations, or Payment Network Regulations by Elavon in performing its obligations in connection with this Agreement.

ARTICLE VIII

MISCELLANEOUS

8.1       Expenses. Except as otherwise specifically provided in this Agreement, each party shall pay its own costs and expenses in connection with this Agreement and the transactions contemplated hereby, including all attorneys’ fees, accounting fees and other costs and expenses.

8.2       Notices and Payments. Except as otherwise specified herein, all notices, demands and other communications hereunder shall be in writing and shall be delivered (i) in person, (ii) by United States mail, certified or registered, with return receipt requested, or (iii) by national overnight courier service, as follows:

If to the Bank or Parent, to:		Monterey County Bank
601 Munras Avenue
Monterey, California 93940
Attention: Charles Chrietzberg

with a copy to:		Siavage Law Group, LLC
(which shall not		1360 Peachtree Street, Suite 1050
constitute notice)		Atlanta, GA 30309
Attention: Marc D’Annunzio

If to Elavon, to:		Elavon, Inc.
One Concourse Parkway, Suite 300
Atlanta, Georgia 30328
	Attention:	Mindy M. Doster, Esq.
General Counsel

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with a copy (which shall not	Elavon, Inc.
constitute notice) to:	One Concourse Parkway, Suite 300
Atlanta, Georgia 30328
	Attention:	Edward M. O’Hare
Senior Vice President

with a copy to:	McKenna Long & Aldridge LLP
(which shall not	SunTrust Plaza, Suite 5300
constitute notice)	303 Peachtree Street, N.E.
Atlanta, Georgia 30308
	Attention:	Anthony M. Balloon, Esq.

The persons or addresses to which mailings or deliveries shall be made may be changed from time to time by notice given pursuant to the provisions of this Section 8.2. Any notice, demand or other communication given pursuant to the provisions of this Section 8.2 shall be deemed to have been given on the date actually delivered against proof of receipt therefor.

8.3       Third-Party Beneficiaries. The parties to this Agreement do not intend this Agreement to benefit or create any right or cause of action in or on behalf of any Person other than Parent, the Bank, Elavon and the Member.

8.4       Independent Contractors. Nothing contained in this Agreement shall be construed as creating or constituting a partnership, joint venture or agency among the parties to this Agreement. Rather, the parties shall be deemed independent contractors with respect to each other for all purposes.

8.5       Successors and Assigns. All terms and provisions of this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns. Subject always to Sections 2.9 and 2.10 hereof, this Agreement and the rights, privileges, duties and obligations of the parties hereto may not be assigned or delegated by any party without the prior written consent of the other party; provided, however, that such consent shall not be required (a) for the assignment by any party of its rights and privileges hereunder to a Person controlling, controlled by or under common control with such party (it being understood that no such assignment shall relieve the assigning party of its duties or obligations hereunder), or (b) for the assignment and delegation by any party of its rights, privileges, duties and obligations hereunder to any Person into or with which the assigning party shall merge or consolidate or to which the assigning party shall sell all or substantially all of its assets, provided that upon request of the non-assigning party the assignee shall formally agree in writing to assume all the rights and obligations of the assigning party created hereby.

8.6       Amendments and Waivers. This Agreement, any of the instruments referred to herein and any of the provisions hereof or thereof shall not be amended, modified or waived in any fashion except by an instrument in writing signed by the parties hereto. The waiver by a party of any breach of this Agreement by another party shall not operate or be construed as the waiver of the same or another breach on a subsequent occasion, nor shall any delay in exercising any right, power or privilege hereunder constitute a waiver thereof.

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8.7       Severability of Provisions. If any provision of this Agreement, or the application of any such provision to any Person or circumstance, is invalid or unenforceable, the remainder of this Agreement, or the application of such provision to Persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected by such invalidity or unenforceability.

8.8       Counterparts; Delivery. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one instrument. The parties acknowledge that delivery of executed counterparts of this Agreement may be effected by a facsimile transmission or other comparable means, with an original document to be delivered promptly thereafter via overnight courier.

8.9       Governing Law. This Agreement is made and entered into under the laws of the State of Georgia, and the laws of that State applicable to agreements made and to be performed entirely thereunder (without giving effect to the principles of conflicts of laws thereof) shall govern the validity and interpretation hereof and the performance by the parties hereto of their respective duties and obligations hereunder.

8.10     Section Headings. The headings of Sections contained in this Agreement are for convenience of reference only and do not form a part of this Agreement.

8.11     Entire Agreement. The making, execution and delivery of this Agreement by the parties hereto have been induced by no representations, statements, warranties or agreements other than those expressed herein and in the Purchase Agreement. This Agreement, the Purchase Agreement, the Non-Competition Agreement and the other written instruments specifically referred to herein and therein, embody the entire understanding of the parties and supersede in their entirety all prior communication, correspondence, and instruments, and there are no further or other agreements or understandings, written or oral, in effect between the parties relating to the subject matter hereof.

8.12     Publicity. The timing and content of any and all public statements, announcements or other publicity concerning the transactions contemplated herein shall be mutually agreed upon by Parent and Elavon, which agreement shall not be unreasonably withheld.

8.13     Dispute Resolution. With the exception of an action to enforce the covenants of Sections 2.4 and 2.8 hereof, which may be brought in any court of competent jurisdiction, any controversy, dispute or claim arising out of, or in connection with, this Agreement must be settled by final and binding arbitration to be held in Atlanta, Georgia in accordance with the then current Commercial Arbitration Rules of the American Arbitration Association (“AAA”) as may be amended from time to time (the “AAA Rules”). Judgment upon an award rendered by the arbitrators may be entered in any court: (i) having jurisdiction thereof; (ii) having jurisdiction over the party against whom enforcement thereof is sought; or (iii) having jurisdiction over such party’s assets. The award shall be rendered by a panel of three (3) arbitrators, who shall be selected in accordance with the AAA Rules.

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8.14     Force Majeure. Notwithstanding any provision to the contrary contained herein, no party hereto shall have any liability to any other party hereto for any failure or deficiency in performance of obligations hereunder occurring by reason of force majeure, meaning factors reasonably beyond the control of the party obligated to perform, including war, conditions or events of nature, civil disturbances, work stoppages, failures of telephone lines and equipment, power failures or fires.

8.15     Survival. The provisions of Sections 2.4, 2.8, 5.4 and Articles VII and VIII shall survive the termination of this Agreement.

(Signatures on next page)

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IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Marketing and Sales Alliance Agreement as of the date first written above.

“Bank”:

MONTEREY COUNTY BANK

By:
Name:
Title:

“Parent”:

NORTHERN CALIFORNIA BANCORP, INC.
(solely as to Section 4.2 and Articles II, VI, VII and VIII hereof)

By:
Name:
Title:

“Elavon”:

ELAVON, INC.

By:
Name:
Title:

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Schedule 2.5

Licensed Marks

See attached.

CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

Schedule 2.12

Service Levels

Quality Measurement	Service Level

Underwriting and Merchant Setup	Small Volume Applications (<$150,000 in merchant exposure)
	80% of applications received by 5PM EST will be decisioned same day *	80%
	95% of applications received will be decisioned with 24 hours of receipt *	95%

	Large Volume Applications ($150,000 or greater in merchant exposure)
	80% of applications received will be decisioned within 48 hours of receipt *	80%
	95% of applications received will be decisioned within 72 hours of receipt *	95%

	Response to a Bank Referral Lead
	Contact Merchant Referral within 24 hours of referral notification	90%

Deployment	New Merchant Shipments
	55% of shipments will arrive 24 hours after approval decision (approval decision must be reached by 3PM EST) **	55%
	95% of shipments will arrive 48 hours after approval decision (approval decision be reached by 3PM EST) **	95%

	Existing Merchant Shipments
	95% of swaps will arrive with 24 hours of request (request must be received by 3 PM all time zones) **	95%
	55% of material and supply orders will arrive within 24 hours of request (request must be received by 3PM EST) **	55%
	95% of material and supply orders will arrive within 48 hours of request (request must be received by 3PM EST) **	95%

Customer Service	Merchant Change
	90% of merchant change requests will be completed within published timeframes	90%

	Voice Authorization
	Service Level of 85% of calls answered within 20 seconds	85%
	<5% abandon rate	5%

	Customer Service
	Service Level of 65% of calls answered within 45 seconds ***	65%
	8% abandon rate	8%

	Premier Customer Service - Denver
	Service Level of 80% of calls answered within 20 seconds	80%
	8% abandon rate	8%

	Merchant Statements
	Mailed no later than by the 9th business day after month end	9th
	* Excludes applications that go into a pending status
	** Excludes shipping carrier constraints